EXECUTION VERSION CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. PURCHASE AND SALE AGREEMENT by and among BAVARIAN NORDIC A/S, EMERGENT INTERNATIONAL INC. and EMERGENT TRAVEL HEALTH INC. Dated as of February 15, 2023

TABLE OF CONTENTS PAGE (i) ARTICLE 1 PRINCIPAL TRANSACTION........................................................................ 1 Section 1.1 Purchase and Sale. ........................................................................ 1 Section 1.2 Purchase Price ............................................................................... 5 Section 1.3 Additional Consideration. ............................................................ 5 Section 1.4 Estimated Closing Statement and Payment Spreadsheet.......... 9 Section 1.5 Closing ............................................................................................ 9 Section 1.6 Closing Deliverables...................................................................... 9 Section 1.7 Post-Closing Adjustment. ........................................................... 11 Section 1.8 Allocation of Purchase Price ...................................................... 14 Section 1.9 Required Consents & Non-Assignable Assets .......................... 14 ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE SELLERS .......... 15 Section 2.1 Organization and Qualification; Authority. ............................. 15 Section 2.2 Authority; Binding Effect........................................................... 16 Section 2.3 Capitalization; Ownership; Subsidiaries. ................................. 16 Section 2.4 Regulatory Approvals and Non-Governmental Consents. ...................................................................................... 17 Section 2.5 Noncontravention ........................................................................ 17 Section 2.6 Title to and Sufficiency of the Assets......................................... 17 Section 2.7 Financial Statements and Financial Matters ............................ 18 Section 2.8 Compliance with Law; Regulatory Matters. ............................ 19 Section 2.9 Permits and Licenses .................................................................. 22 Section 2.10 Taxes............................................................................................. 22 Section 2.11 Real Property. ............................................................................. 24 Section 2.12 Intellectual Property. .................................................................. 25 Section 2.13 Contracts and Conduct of the Business. ................................... 27 Section 2.14 Government Contracts ............................................................... 30 Section 2.15 Insurance ..................................................................................... 31 Section 2.16 Litigation ...................................................................................... 31 Section 2.17 Product Liability ......................................................................... 31 Section 2.18 Employees. ................................................................................... 31 Section 2.19 Employee Benefits. ...................................................................... 33 Section 2.20 Environmental ............................................................................. 35 Section 2.21 Brokers ......................................................................................... 36

(ii) Section 2.22 Illegal Payments; FCPA ............................................................. 36 Section 2.23 Trade Control Laws .................................................................... 36 Section 2.24 CHIK Development Plan ............................................................ 36 Section 2.25 No Other Representations or Warranties................................. 36 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER ....................... 37 Section 3.1 Organization ................................................................................ 37 Section 3.2 Authorization............................................................................... 37 Section 3.3 Noncontravention ........................................................................ 37 Section 3.4 Proceedings .................................................................................. 38 Section 3.5 Financing ..................................................................................... 38 Section 3.6 Solvency ....................................................................................... 38 Section 3.7 Investment Intent ........................................................................ 39 Section 3.8 Broker’s Fees ............................................................................... 39 Section 3.9 No Other Representations or Warranties................................. 39 Section 3.10 R&W Insurance .......................................................................... 39 ARTICLE 4 COVENANTS AND AGREEMENTS .......................................................... 39 Section 4.1 Conduct of Business Pending Closing ....................................... 39 Section 4.2 Access to Information ................................................................. 43 Section 4.3 Support of Transactions; Efforts to Obtain Approvals and Consents; Regulatory Approvals. ...................................... 44 Section 4.4 D&O Matters. .............................................................................. 48 Section 4.5 Employee and Employee Benefit Matters................................. 50 Section 4.6 Certain Tax Matters. .................................................................. 52 Section 4.7 Swiss Property Approvals. ......................................................... 55 Section 4.8 Further Assurances ..................................................................... 56 Section 4.9 Reorganization ............................................................................ 57 Section 4.10 Swiss Tax Ruling ......................................................................... 57 Section 4.11 Debt Financing ............................................................................ 58 Section 4.12 Wrong Pockets. ........................................................................... 58 Section 4.13 Names ........................................................................................... 59 ARTICLE 5 CLOSING CONDITIONS ............................................................................. 59 Section 5.1 Conditions to Obligations of All Parties ................................... 59 Section 5.2 Conditions to Obligations of Buyer ........................................... 59 Section 5.3 Conditions to Obligation of Sellers ............................................ 60 ARTICLE 6 TERMINATION ............................................................................................. 62

(iii) Section 6.1 Termination Events .................................................................... 62 Section 6.2 Effect of Termination ................................................................. 63 ARTICLE 7 INDEMNIFICATION .................................................................................... 63 Section 7.1 Survival ........................................................................................ 63 Section 7.2 Indemnification by Sellers .......................................................... 64 Section 7.3 Indemnification by Buyer........................................................... 64 Section 7.4 Indemnification Procedures. ...................................................... 65 Section 7.5 Certain Limitations and Exclusive Remedies........................... 66 Section 7.6 Investigation; Non-Reliance; Disclaimers................................. 67 Section 7.7 R&W Policy ................................................................................. 68 ARTICLE 8 DEFINITIONS ................................................................................................ 69 Section 8.1 Certain Definitions ...................................................................... 69 ARTICLE 9 GENERAL PROVISIONS ............................................................................. 80 Section 9.1 Binding Effect; Benefits; Assignment ....................................... 80 Section 9.2 Entire Agreement ........................................................................ 81 Section 9.3 Amendment and Waiver ............................................................ 81 Section 9.4 Governing Law; Exclusive Jurisdiction .................................... 81 Section 9.5 WAIVER OF TRIAL BY JURY ............................................... 82 Section 9.6 Notices .......................................................................................... 82 Section 9.7 Conflict Between Transaction Documents................................ 83 Section 9.8 Public Disclosure; Confidentiality. ............................................ 83 Section 9.9 Expenses ....................................................................................... 84 Section 9.10 Headings; Construction .............................................................. 84 Section 9.11 Partial Invalidity ......................................................................... 85 Section 9.12 Certain Disclosure Matters. ....................................................... 85 Section 9.13 Specific Performance. ................................................................. 86 Section 9.14 Legal Representation and Conflicts Waiver; Non- Assertion of Privilege; Privileged Materials. ............................ 87 Section 9.15 No Obligation or Liability of Non-Parties ................................ 88 Section 9.16 Relationship of Parties; No Duties............................................. 89 Section 9.17 Counterparts ............................................................................... 89

(iv) LIST OF EXHIBITS Exhibit A Exhibit B Reorganization Steps Debt Commitment Letter Exhibit C Form of Transition Services Agreement Exhibit D Form of License Option Agreement Exhibit 1.8 Purchase Price Allocation Exhibit 8.1(A) Agreed Calculation Principles Exhibit 8.1(B) Illustrative Net Working Capital Calculation Exhibit 8.1(C) Illustrative Net Debt Calculation

(v) INDEX OF DEFINED TERMS 2026 Aggregate Net Revenues.................. 6 Accounting Firm ..................................... 13 Acquired Companies ................................. 1 Actual Fraud............................................ 70 Adverse Consequence ............................. 70 Affiliate ................................................... 71 Agreed Calculation Principles ................ 71 Agreement ................................................. 1 Allocation ................................................ 14 Alternative Transaction ........................... 43 Annual Financial Statements .................. 18 Antitrust Conditions ................................ 47 Arbitrator................................................. 71 Assigned Contracts ................................... 2 Assignment and Assumption Agreement 10 Assumed Liabilities .................................. 4 Base Cash Amount .................................... 5 Benefit Plan ............................................. 34 Berna ......................................................... 1 Berna Financial Statements..................... 18 Business .................................................... 1 Business Day ........................................... 71 Business Employees................................ 31 Business Government Contract............... 30 Business Registered IP ............................ 25 Buyer ......................................................... 1 Buyer Closing Certificate ....................... 62 Buyer Indemnitees .................................. 65 Buyer Secretary’s Certificates ................ 62 Cap .......................................................... 68 Channel Stuffing ..................................... 71 CHIK Application ................................... 71 CHIK VLP .............................................. 71 Closing ...................................................... 9 Closing Cash ........................................... 71 Closing Cash Payment .............................. 5 Closing Date.............................................. 9 Closing Debt ........................................... 72 Closing Effective Time ............................. 9 Closing Net Working Capital.................. 72 Closing Tax Liability Amount ................ 72 Closing Transaction Expenses ................ 72 Code ........................................................ 72 Commercially Reasonable Efforts .......... 72 Confidential Information ........................ 85 Confidentiality Agreement ..................... 44 Continuing Employees ............................ 51 Contract ................................................... 72 D&O Indemnified Persons ..................... 49 Debt Commitment Letter .......................... 1 Debt Facilities ......................................... 72 Debt Financing ........................................ 72 Debt Provider ............................................ 1 Designated Person .................................. 89 Direct Claim ............................................ 67 Disclosure ............................................... 87 Disclosure Schedule ................................ 72 Earnout Calculation .................................. 7 Earnout Objection Notice ......................... 7 Earnout Payment ....................................... 6 Earnout Period .......................................... 8 Earnout Review Period ............................. 7 Earnout Statement ..................................... 7 EII ............................................................. 1 EII Contribution ........................................ 0 EMA ....................................................... 72 Employee Benefit Plan ........................... 73 Encumbrance .......................................... 73 End Date ................................................. 63 Environment ........................................... 73 Environmental Document ....................... 73 Environmental Law ................................ 73 Environmental Liability .......................... 74 Equity Interests ....................................... 74 ERISA ..................................................... 74 ERISA Affiliate ...................................... 74 Estimated Closing Cash Payment ............. 9 Estimated Closing Statement .................... 9 ETHI ......................................................... 1 Excluded Assets ........................................ 3 Excluded Liabilities .................................. 4 Existing Representation .......................... 89 Exploit ..................................................... 74 Exploitation ............................................. 74 Exploited ................................................. 74 Express Parties ........................................ 90 Express Representations ......................... 37 FDA ........................................................ 74 FDCA ...................................................... 74 Federal Health Care Programs ................ 21

(vi) Filing and Consent Expenses .................. 45 Final Closing Cash Payment ................... 74 Final Closing Net Working Capital ........ 74 Final Determination Date ........................ 13 Financial Statements ............................... 18 Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities .. 20 Fundamental Representations ................. 75 GAAP ...................................................... 75 Government Contracts ............................ 75 Governmental Authorization .................. 75 Governmental Body ................................ 75 Hazardous Substance .............................. 75 Health Care Laws .................................... 75 Hepatitis-A Product ................................ 76 HSR Act .................................................. 46 IESP Plan ................................................ 51 Indebtedness ............................................ 76 Indemnified Party.................................... 66 Indemnifying Party ................................. 66 Intellectual Property Agreements ........... 76 Intellectual Property Assets ...................... 2 Intellectual Property Rights .................... 76 Interim Financial Statements .................. 18 Inventory ................................................... 2 IP Transfer Instruments........................... 10 IRS .......................................................... 76 Knowledge of Sellers .............................. 80 Law ......................................................... 76 Lease Assignment ................................... 10 Leased Real Property .............................. 25 Liability ................................................... 76 Licensed Business Intellectual Property . 77 Lookback Period ..................................... 77 Material Adverse Effect .......................... 77 Material Contract .................................... 29 Material Contracts ................................... 29 Medicaid ................................................. 77 Medicare ................................................. 77 MHRA..................................................... 77 Milestone Event ........................................ 5 Milestone Events ....................................... 5 Milestone Payment.................................... 5 Milestone Payments .................................. 5 Multi-Employer Retirement Plan ............ 77 Net Working Capital ............................... 77 New Plans ............................................... 51 Non-Recourse Parties.............................. 90 Non-Recourse Party ................................ 90 Objection Notice ..................................... 12 Order ....................................................... 78 Ordinary Course of Business .................. 78 Organizational Documents ..................... 78 Other Party .............................................. 78 Owned Business Intellectual Property .... 78 Owned Real Property .............................. 24 Parties ....................................................... 1 Party .......................................................... 1 Payment Spreadsheet ................................ 9 Permitted Encumbrances ........................ 78 Person ..................................................... 79 PHSA ...................................................... 79 Post-Closing Covenants .......................... 79 Post-Closing Matter ................................ 89 Post-Closing Representation ................... 89 Post-Closing Statement ........................... 11 Pre-Closing Designated Persons ............. 89 Pre-Closing Privileges ............................ 90 Pre-Closing Tax Period ........................... 79 Pre-Closing Taxes ................................... 79 Price Components ................................... 11 Prior Company Counsel .......................... 89 Proceeding .............................................. 79 Product Candidates ................................. 79 Product Registrations .............................. 79 Products .................................................. 79 Purchase Price ........................................... 5 Purchased Assets ...................................... 2 Qualified Benefit Plan ............................ 34 R&W Insurance Binder .......................... 79 R&W Insurer .......................................... 68 R&W Policy ............................................ 80 Recent Balance Sheet ............................. 18 Recent Balance Sheet Date ..................... 18 Records ................................................... 44 Regulatory Documents ........................... 80 Releasing Parties ..................................... 49 Reorganization .......................................... 1 Representative ......................................... 80 Review Board ......................................... 80 Review Period ......................................... 12 RoFR Waiver .......................................... 57 Seller ......................................................... 1 Seller Consolidated Income Tax Returns53 Seller Indemnified Taxes ........................ 80 Seller Indemnitees .................................. 65 Seller Non-Governmental Consents ....... 17 Seller Regulatory Approvals ................... 17 Seller Released Parties ............................ 80 Seller Severance Released Persons ........... 0

(vii) Seller Tax Contest ................................... 56 Sellers ........................................................ 1 Sellers Closing Certificate ...................... 61 Sellers Secretary’s Certificates ............... 61 Sellers’ Knowledge ................................. 80 [***] ........................................................ 52 [***]....................................................... .52 [***]................... ..................................... 52 Shares ........................................................ 1 Shares Assignment .................................. 10 Solvent .................................................... 80 Straddle Period ........................................ 80 Subsidiaries ............................................. 17 Subsidiary ............................................... 17 Swiss Property Approvals ....................... 56 Tax .......................................................... 81 Tax Holiday Decree ................................ 81 Tax Return .............................................. 81 Taxes ....................................................... 81 Third-Party Claim ................................... 66 Trade Control Laws ................................ 36 Transaction Documents .......................... 81 Transaction Expenses ............................. 81 Transaction Tax Deductions ................... 81 Transfer Taxes ........................................ 55 Transferred Employees ........................... 51 Transferring Inventory ............................ 82 Transferring Products ............................. 82 Transition Services Agreement ............... 10 Vaxchora ................................................. 82 Vivotif ..................................................... 82 WARN Act ............................................. 82

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 1 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT, dated as of February 15, 2023 (this “Agreement”), is entered into by and among BAVARIAN NORDIC A/S, a private limited liability company organized under the laws of Denmark (“Buyer”), EMERGENT INTERNATIONAL INC., a Delaware corporation (“EII”), and EMERGENT TRAVEL HEALTH INC., a Delaware corporation (“ETHI,” and together with EII, the “Sellers,” and each individually, a “Seller”). Each of Buyer and Sellers are sometimes referred to individually herein as a “Party” and collectively as the “Parties.” Each capitalized term used in this Agreement and not otherwise defined herein has the meaning specified in Section 8.1 below. Background Statement A. EII owns all of the issued and outstanding Equity Interests (the “Shares”) of EMERGENT BIOSOLUTIONS BERNA GMBH (CHE-334.354.325), a Swiss limited liability company with its seat in Koniz, Switzerland (“Berna,” and collectively with all of its Subsidiaries, the “Acquired Companies”). B. Prior to Closing and to facilitate the consummation transactions contemplated by this Agreement, Sellers will, and will cause their respective Affiliates, to effect those reorganization steps generally described on Exhibit A attached hereto (the “Reorganization”) and pursuant to Section 4.9. C. ETHI and the Acquired Companies are engaged in the business of (i) manufacturing, marketing and selling oral travel vaccines, including Vivotif and Vaxchora for typhoid and cholera, respectively, and (ii) researching and developing the Product Candidates (the “Business”). D. Upon the terms conditions of this Agreement, (i) Buyer desires to purchase from EII and EII desire to sell to Buyer the Shares, and (ii) Buyer desires to purchase from ETHI and ETHI desires to sell to Buyer substantially all ETHI’s rights, interests and assets used in its operation of the Business. E. In connection with the transactions contemplated hereby, Buyer has entered into a certain debt commitment letter with Nordea Danmark, Filial af Nordea Bank Abp, Finland and Danske Bank A/S (together, the “Debt Provider”) to obtain a DKK 1,500,000,000 bridge facility in favor of Buyer (the “Debt Commitment Letter”), attached hereto as Exhibit B. F. Concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of Sellers to enter into this Agreement Buyer has delivered to Sellers and the Acquired Companies a true, complete and correct copy of the R&W Insurance Binder. NOW, THEREFORE, in consideration of the foregoing, and the respective representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, hereby agree as follows: ARTICLE 1 PRINCIPAL TRANSACTION Section 1.1 Purchase and Sale. (a) Purchase and Sale of Shares. On the terms and subject to the conditions of this Agreement, at Closing, EII shall sell and transfer to Buyer, and

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 2 Buyer shall purchase from EII all of the Shares, free and clear of all Encumbrances, other than Encumbrances and restrictions imposed by applicable securities Laws. (b) Purchase and Sale of Purchased Assets. On the terms and subject to the conditions of this Agreement, at Closing, ETHI shall (and shall cause certain of its applicable Affiliates to) sell, transfer and convey to Buyer, and Buyer shall purchase from ETHI (and/or certain of its Affiliates), free and clear of all Encumbrances other than Permitted Encumbrances, all of ETHI’s (and/or its Affiliates’) right, title and interest in, to and under the following assets, properties and rights to the extent existing at the Closing Date (collectively, the “Purchased Assets”) together with all rights and obligations of any nature which are now or which may at any time prior to the Closing become attached to the Purchased Assets or accrue in respect of them: (i) all accounts or notes receivable of ETHI exclusively related to or arising out of the operation of the Business; (ii) all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories related to or arising out of (a) the operation of the Business, or (b) the Transferring Products (“Inventory”); (iii) all Contracts set forth on Section 1.1(b)(iii) of the Disclosure Schedule, including the Intellectual Property Agreements (collectively, the “Assigned Contracts”); (iv) the Product Registrations, which shall transfer as further set out in the Transition Services Agreement, and Regulatory Documents; (v) all Intellectual Property Rights that are owned by ETHI or its Affiliates and used in connection with the Business with the exception of (A) any and all (1) trademarks, (2) trade dress, (3) service marks, (4) trade names, (5) business names, (6) designs logos, slogans, internet domain names, and (7) other indicia of source or origin in each case ((1) to (7)) that are not used primarily in the conduct of the Business, together with all translations, adaptations, derivations, and combinations thereof, all applications, registrations, and renewals in connection therewith and the rights related thereto, and (B) any and all Intellectual Property Rights that are used by Sellers in the provision of general administrative and corporate services (including legal and human resources), financial and accounting services, and information technology and other support services and functions to the Business, including IT systems and infrastructure (the “Intellectual Property Assets”), provided that notwithstanding anything to the contrary herein the Intellectual Property Assets include the Business Registered IP set out on Section 2.12(a) of the Disclosure Schedule; (vi) all furniture, fixtures, equipment, supplies and other tangible personal property of the Business listed on Section 1.1(b)(vi) of the Disclosure Schedule; (vii) the Leased Real Property; (viii) all Governmental Authorizations held by ETHI or its Affiliate(s) for use in connection with the Business, including the Governmental Authorizations listed on Section 1.1(b)(viii) of the Disclosure Schedule;

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 3 (ix) all prepaid expenses, credits, advance payments, security, deposits, charges, sums and fees held by ETHI exclusively for use in connection with the Business; (x) all of ETHI’s and its Affiliate(s)’ rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets; (xi) originals, or where not available, copies, of all books and records, including books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Body), sales material and records, strategic plans, internal financial statements and marketing and promotional surveys, material and research, that primarily relate to the Business or the Purchased Assets, other than books and records described in Section 1.1(c) below; (xii) all goodwill associated with any of the assets described in the foregoing clauses; and (xiii) all other rights, property and assets (other than the Excluded Assets) used to conduct the Business as conducted by Sellers and their Affiliates in the Ordinary Course of Business. (c) Excluded Assets. Other than the Shares and the Purchased Assets, Buyer expressly understands and agrees that it is not purchasing or acquiring, and Sellers are not selling or assigning, any other assets or properties of either Seller, and all such other assets and properties shall be excluded from the Purchased Assets (the “Excluded Assets”). Without limiting the generality of the foregoing, Excluded Assets include the following assets and properties of Sellers: (i) all cash and cash equivalents, bank accounts, and securities of Sellers; (ii) all Contracts that are not Assigned Contracts; (iii) all Intellectual Property Rights other than (A) the Intellectual Property Assets, and (B) any Intellectual Property Rights which are the subject of the Intellectual Property Agreements or licences granted under any of the other Assigned Contracts; (iv) the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of either Seller, all employee-related or employee benefit-related files or records, other than personnel files of Transferred Employees, and any other books and records which either Seller is prohibited from disclosing or transferring to Buyer under applicable Law and is required by applicable Law to retain; (v) all insurance policies of Sellers and all rights to applicable claims and proceeds thereunder;

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 4 (vi) all Benefit Plans (other than the Benefit Plans of an Acquired Company, including related files and records) and trusts or other assets attributable thereto; (vii) all Tax assets (including duty and Tax refunds and prepayments) of Sellers; (viii) all assets (including real, tangible and intangible), wherever located, that are used by Sellers in the provision of general administrative and corporate services (including legal and human resources), financial and accounting services, and information technology and other support services and functions to the Business, including IT systems and infrastructure; (ix) all rights to any action, suit or claim of any nature available to or being pursued by a Seller, whether arising by way of counterclaim or otherwise and in each case except to the extent in relation to the Intellectual Property Assets, Licensed Business Intellectual Property, or Owned Business Intellectual Property; (x) the assets, properties and rights specifically set forth on Section 1.1(c)(x) of the Disclosure Schedule; and (xi) the rights which accrue or will accrue to either Seller under the Transaction Documents. (d) Assumption of Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge when due any and all liabilities and obligations of either Seller arising out of or relating to the Business or the Purchased Assets prior to, on or after the Closing, other than the Excluded Liabilities (collectively, the “Assumed Liabilities”), including, without limitation, the following: (i) all trade accounts payable of ETHI to third parties in connection with the Business that remain unpaid as of the Closing Date; (ii) all liabilities and obligations arising under or relating to the Assigned Contracts; (iii) as specifically provided in Section 4.5, all liabilities and obligations of Buyer or its Affiliates relating to employee benefits, compensation or other arrangements with respect to any Transferred Employee arising, on or after the Closing; and (iv) all other liabilities and obligations exclusively arising out of or relating to the ownership or operation of the Business and the Purchased Assets. (e) Excluded Liabilities. Other than the Assumed Liabilities, Buyer shall not assume and shall not be responsible to pay, perform or discharge any other Liabilities of Sellers (collectively, the “Excluded Liabilities”), including: (i) any liabilities or obligations relating to or arising out of the Excluded Assets; (ii) without duplication of any obligation of Sellers hereunder with respect to Taxes, any liabilities for Taxes for any Pre-Closing Tax Period, any of Sellers’ liabilities for Transfer Taxes as allocated to Sellers pursuant to

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 5 Section 4.6(d) below, or any liabilities of Seller for Taxes (including the Taxes of any Person under Treasury Regulation §1.1502-6 or any similar provision of state, local, or non-U.S. law, as a transferee or successor, by contract, or otherwise); excluding, however, any liability for Taxes resulting from the revocation (in whole or in part) of the Tax holiday granted under the Tax Holiday Decree arising out of or related to Buyer’s or Berna’s actions or inactions following the Closing in violation of the terms and conditions of Sections 4 or 5 of the Tax Holiday Decree; (iii) except as specifically provided in Section 4.5, all liabilities and obligations of Seller relating to employee benefits, compensation or other arrangements with respect to any Transferred Employee arising prior to Closing; and (iv) any liabilities or obligations of either Seller arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the other Transaction Documents and the transactions. contemplated hereby and thereby, including, without limitation, fees and expenses of counsel, accountants, consultants, advisers and others. Section 1.2 Purchase Price. Subject to adjustment pursuant to Section 1.7 below, and in addition to the assumption of the Assumed Liabilities, the payment of the Milestone Payments pursuant to Section 1.3(a) below, and the payment of the Earnout Payment pursuant to Section 1.3(b) below, the aggregate consideration to be paid by Buyer to Sellers in exchange for the sale and transfer of the Shares and the Purchased Assets (the “Purchase Price”) consists of: (a) $270,000,000 (“Base Cash Amount”); (b) plus the amount, if any, by which the Closing Net Working Capital exceeds the Target Amount; (c) minus the amount, if any, by which the Target Amount exceeds the Closing Net Working Capital; (d) plus the Closing Cash; (e) minus the Closing Debt; (f) minus the Closing Transaction Expenses; and (g) minus the Closing Tax Liability Amount (the aggregate net amount of clauses (a) – (g) above, the “Closing Cash Payment”). Section 1.3 Additional Consideration. (a) Milestone Payments. As further consideration for the sale and transfer of the Shares and the Purchased Assets, Buyer shall pay to Sellers the following milestone payments (each a “Milestone Payment,” and collectively the “Milestone Payments”) upon the achievement of each of the following events (each a “Milestone Event,” and collectively the “Milestone Events”): Milestone Event Milestone Payment [***] $[***] [***] $[***]

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 6 [***] $[***] [***] $[***] Total $80,000,000 Buyer shall notify Sellers promptly, and in any event within [***] after each Milestone Event has been achieved. Following receipt of such notification, Sellers shall issue an invoice to Buyer for the relevant Milestone Payment, and such invoice shall be payable within [***] of Buyer’s receipt of such invoice in cash by wire transfer of immediately available funds to the bank account(s) designated by Sellers. For the avoidance of doubt each Milestone Event shall be payable no more than once. (b) Earnout Payment. (i) As further consideration for the sale and transfer of the Shares and the Purchased Assets, Buyer shall pay to Sellers, an amount (such amount, the “Earnout Payment”) calculated as follows: (A) [***]; (B) if the 2026 Aggregate Net Revenues are equal to or more than $[***], then the Earnout Payment shall be $30,000,000; or (C) [***]. (ii) For purposes of this Agreement, “2026 Aggregate Net Revenues” means, for the fiscal year ending December 31, 2026, the aggregate gross amount invoiced to customers by Buyer and all of its Affiliates (including the Acquired Companies) in respect of sales of the Products, less the following actual amounts incurred or accrued in relation to the Products (without double counting): (A) [***] (B) [***] (C) [***] (D) [***] (E) [***] (F) [***]

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 7 For purposes of determining 2026 Aggregate Net Revenues, a Product shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions of such Product for charitable, promotional, pre-clinical or clinical purposes, or regulatory or governmental purposes, in each case, without charge. 2026 Aggregate Net Revenues shall only include the value charged or invoiced on the first sale to a third party, and sales between or among Buyer, the Acquired Companies, or their respective Affiliates (as applicable), so long as such Product is resold to a third party, shall be disregarded for purposes of calculating 2026 Aggregate Net Revenues. (iii) On or before [***], Buyer shall prepare and deliver to Sellers a statement (the “Earnout Statement”) setting forth its good faith calculation of the Earnout Payment (the “Earnout Calculation”), which Earnout Statement shall include all reasonable supporting documentation and information in respect of such Earnout Calculation. Sellers shall have [***] after receipt of the Earnout Statement (the “Earnout Review Period”) to review the Earnout Statement and the Earnout Calculation set forth therein. The Earnout Statement shall become final upon the earlier of (A) written acceptance thereof by Sellers or (B) at the end of the last day of the Earnout Review Period if Buyer does not receive a written notice of Sellers’ objection to the Earnout Statement (the “Earnout Objection Notice”). If Sellers timely deliver an Earnout Objection Notice, then Buyer and Sellers shall negotiate in good faith in an effort to resolve in writing any differences they have with respect to the matters specified in the Earnout Statement. If Buyer and Sellers are unable to resolve all of the disputed items set forth in the Earnout Objection Notice on or prior to thirty (30) days following the delivery of such Earnout Objection Notice (or such longer period of time as the parties may mutually agree in writing), Buyer and Sellers shall engage the Accounting Firm (as defined below) to make a final determination of the Earnout Calculation. The Accounting Firm shall act as a neutral arbitrator and shall resolve only the disputed items that have been referred to it pursuant to this Section 1.3(b) and solely in accordance with the procedures (including any relevant defined terms) set forth in this Agreement. The determination by the Accounting Firm will be final, conclusive and binding upon the parties with respect to the items in the Earnout Objection Notice submitted to the Accounting Firm for resolution, absent bad faith or manifest error. Each of Buyer and Sellers shall pay its own costs and expenses in connection with any disagreement as to the items in the Earnout Objection Notice submitted to the Accounting Firm for resolution. The Accounting Firm’s fees and expenses in connection with resolving the disputes set forth in the Earnout Objection Notice shall be [***]. Judgment may be entered upon the determination of the Accounting Firm in any court having jurisdiction over the party against which such determination is to be enforced. Sellers and Buyer shall make available to the Accounting Firm all relevant books and records relating to the calculations submitted and all other information reasonably requested by the Accounting Firm. (iv) Buyer shall pay the applicable Earnout Payment (if any) no later than [***] following the date upon which the determination of the Earnout Payment becomes final and binding upon the Parties as provided in Section 1.3(b) (including any final resolution of any dispute raised by Sellers

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 8 in an Earnout Objection Notice). Buyer shall pay to Seller the applicable Earnout Payment in cash by wire transfer of immediately available funds to the bank account(s) designated by Sellers. (c) Buyer’s obligation to pay each of the Milestone Payments for any Milestone Event that it achieves and the Earnout Payment to Sellers in accordance with and subject to the conditions and limitations set forth in this Section 1.3 is an independent obligation of Buyer and is not otherwise conditioned or contingent upon the satisfaction of any conditions precedent to any preceding or subsequent Milestone Payment or Earnout Payment. (d) Neither Buyer nor any of its Affiliates (i) shall be under any obligation or have any duty to act in such a manner that any of the Milestone Payments are paid, or if payable, are maximized, (ii) will owe any holder of Equity Interests of Sellers any fiduciary or other similar duty in respect of this Section 1.3, or (iii) will have any obligation, or shall be bound by an agreement or covenant of any kind, in respect of this Section 1.3 other than an obligation to comply with the covenants and agreements expressly set forth in this Section 1.3. Notwithstanding the foregoing: (i) Buyer shall not, and shall cause its Affiliates not to, take action, directly or indirectly, with the primary intention of (A) preventing, or avoiding the making any Milestone Payment or the Earnout Payment, or (B) reducing the amount of the Milestone Payments or the Earnout Payment; (ii) Buyer shall use Commercially Reasonable Efforts to develop CHIK VLP; (iii) prior to the first to occur of either (1) the achievement of the Milestone Events, or (2) Buyer’s termination of the CHIK VLP development program and its final abandonment of the development of CHIK VLP, Buyer shall deliver to Sellers a [***] written reports summarizing Buyer’s high-level progress on the development of CHIK VLP, including the status of all clinical trials and material filings with applicable Governmental Bodies in the US and European Union; (iv) during the period from the Closing Date through December 31, 2026 (the “Earnout Period”) Buyer shall, and shall cause its Affiliates to, (1) use its Commercially Reasonable Efforts to promote the marketing, sale and distribution of the Products, (2) not engage in any practice that could be reasonably considered Channel Stuffing of any Product prior January 1, 2026, and (3) not engage in any practice for the primary purposes of delaying or deferring the sale or distribution of the Products until after January 1, 2027 in order to minimize any Earnout Payment; (v) commencing January 1, 2025, Buyer shall deliver to Sellers [***] written reports regarding the sale of Products during the immediately preceding [***]; and (vi) upon Sellers’ advance written request (but no more than once per calendar year), Buyer shall provide Sellers and their Representatives access to Buyer’s books and records related to the sale and distribution of Products for Sellers’ use in confirming the sales of Products as set forth in the Earnout Statement and/or the [***] reports delivered pursuant to Section 1.3(d) (v).

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 9 Section 1.4 Estimated Closing Statement and Payment Spreadsheet. At least [***] prior to the Closing Date, Sellers will deliver to Buyer: (a) a statement (the “Estimated Closing Statement”), setting forth their good faith estimate of the amount of (i) the Closing Net Working Capital, (ii) the Closing Cash, (iii) the Closing Debt, (iv) the Closing Transaction Expenses, (v) the Closing Tax Liability Amount, and (vi) the resulting calculation of the Closing Cash Payment derived therefrom (the “Estimated Closing Cash Payment”); and (b) a spreadsheet (the “Payment Spreadsheet”), setting forth the payment amounts and the applicable wire transfer instructions for the payment of the various amounts described in Section 1.6 below. Section 1.5 Closing. The consummation of the transactions contemplated by this Agreement (“Closing”), will take place by conference call and electronic (i.e., email/PDF) or facsimile exchange of signatures, documents and other deliverables required to be executed and/or delivered at Closing, at 10:00 a.m. Eastern Time on: (a) the later of (i) the [***] following the satisfaction or waiver of the conditions set forth in ARTICLE 5 (other than conditions which by their nature are to be satisfied at Closing, which conditions must be satisfied at Closing, unless waived), and (ii) at the election of Sellers, in their sole discretion, such later date that is [***]or (b) at any other time or date (or in any other manner) as may be mutually agreed in writing by Buyer and Sellers. The date on which Closing occurs is referred to as the “Closing Date.” For all purposes of this Agreement, Closing will be deemed effective as of the 11:59 pm Eastern Time on the Closing Date (the “Closing Effective Time”). Section 1.6 Closing Deliverables. (a) Payment of Estimated Closing Cash Payment. At Closing, Buyer will (or will cause) an aggregate amount equal to the Estimated Closing Cash Payment to be paid to Sellers via wire transfers of immediately available funds to the accounts of the respective Sellers as set forth in the Payment Spreadsheet. (b) Payment of Closing Debt and Closing Transaction Expenses. At Closing: (i) Buyer shall pay and discharge (or shall cause to be paid and discharged) on behalf of, and for the account of, the Acquired Companies the aggregate amount of the Closing Debt set forth in the Estimated Closing Statement via wire transfer of the applicable amounts to the respective payees identified on the Payment Spreadsheet; and (ii) Buyer shall pay and discharge (or shall cause to be paid and discharged) on behalf of, and for the account of, the Acquired Companies the aggregate amount of the Closing Transaction Expenses (if any) set forth in the Estimated Closing Statement via wire transfer of the applicable amounts to the respective payees identified on the Payment Spreadsheet. (c) Sellers Closing Deliverables. At Closing, each of the respective Sellers shall deliver to Buyer the following: (i) the register of beneficial owners of Berna, together with evidence for the valid (re-)election of the members of the board of managing officers; (ii) a written assignment agreement in accordance with art. 785 of the Swiss Code of Obligations regarding the assignment and transfer of the Shares, duly executed by EII (the “Shares Assignment”);

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 10 (iii) a resolution of the board of managing officers of Berna, duly signed by all members of the board of managing officers, approving the entry of the Buyer in Berna’s quota register as quotaholder of the Shares with full voting rights; (iv) the quota register of Berna, duly signed by the board of managing officers, in which Buyer is entered into as the quotaholder of the Shares with full voting rights; (v) an application to the commercial register, duly signed by the board of managing officers, to register Buyer as new quotaholder of the Shares with the competent commercial register; (vi) a bill of sale duly executed by ETHI, transferring the tangible personal property included in the Purchased Assets to Buyer; (vii) an assignment and assumption (the “Assignment and Assumption Agreement”) duly executed by ETHI, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities; (viii) all necessary consents, notices, confirmations, waivers and approvals of parties, in a form reasonably acceptable to Buyer, in each case, to each Assigned Contract set forth on Section 1.6(c)(viii) in the Disclosure Schedule; (ix) (A) a patent assignment transferring all of the registered patents included among the Purchased Assets, (B) a trademark assignment transferring all of the registered trademarks included among the Purchased Assets, (C) [***] and (D) [***] (collectively, the “IP Transfer Instruments”), each duly executed by ETHI; (x) a transition services agreement in the form attached hereto as Exhibit B (the “Transition Services Agreement”) duly executed by ETHI; (xi) an assignment of lease in respect of the Leased Real Property (the “Lease Assignment”) duly executed by ETHI; (xii) the Sellers Closing Certificate; (xiii) the Sellers Secretary’s Certificates; (xiv) an IRS Form W-9, duly executed by such Seller; (xv) the agreements, instruments or other documents evidencing that the Reorganization has been effectuated in accordance with Exhibit A and Section 4.9; (xvi) the Swiss Tax Ruling (if obtained); (xvii) the RoFR Waiver; and (xviii) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement. (d) Buyer Closing Deliverables. At Closing, Buyer shall deliver to Sellers the following:

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 11 (i) the Shares Assignment, duly executed by the Buyer; (ii) the Assignment and Assumption Agreement duly executed by Buyer, effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities; (iii) the IP Transfer Instruments, each duly executed by Buyer; (iv) Transition Services Agreement duly executed by Buyer; (v) the Lease Assignment, duly executed by Buyer; (vi) the Buyer Closing Certificate; (vii) the Buyer Secretary’s Certificates; and (viii) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Sellers, as may be required to give effect to this Agreement. Section 1.7 Post-Closing Adjustment. (a) Post-Closing Statement; Accounting and Calculation Principles and Methodologies. As soon as reasonably practicable following the Closing Date, and in any event within [***] thereof, Buyer shall prepare and deliver to Sellers a written statement (the “Post-Closing Statement”), setting forth its good faith calculation of Closing Net Working Capital, the Closing Debt, the Closing Cash, the Closing Transaction Expenses and the Closing Tax Liability Amount, in each case, calculated and determined in accordance with the Agreed Calculation Principles and in a manner consistent with the definitions of Closing Net Working Capital, Closing Debt, Closing Cash, Closing Transaction Expenses and Closing Tax Liability Amount (and in each case any definitions of defined terms used therein) (such amounts defined by such definitions, the “Price Components”). Nothing contained in this Section 1.7 or elsewhere in this ARTICLE 1 is intended to, nor shall it be used, applied, deemed or construed to, adjust for errors or omissions that may be found with respect to any balance sheet included in Exhibit 8.1(B) (Illustrative Net Working Capital Calculation), the Recent Balance Sheet, any other balance sheet referenced in Section 2.7 (Financial Statements) or any inconsistencies between the Recent Balance Sheet, any other balance sheet referenced in Section 2.7 (Financial Statements) and GAAP. The Parties agree that the purpose of preparing the Post-Closing Statement and determining the Price Components and the related adjustment to the Estimated Closing Cash Payment contemplated by this Section 1.7 is not intended to permit the introduction of accounting methods, policies, practices, procedures, classifications, judgments, assumptions or estimation methodologies in preparing the Post-Closing Statement or determining the Price Components that are inconsistent with or different from those included among the Agreed Calculation Principles. Additionally, the Parties further acknowledge understand and agree that any and all Transaction Tax Deductions shall be treated as having occurred and been paid prior to the Closing (and allocated to a Pre-Closing Tax Period) for any and all Tax and other purposes under this Agreement to the extent such deductions satisfy a “more likely than not” standard (or higher level of confidence) (including for purposes of calculating and determining the amount of the liabilities for (i) Pre-Closing Taxes included or taken into account in the calculation or determination of the Closing Tax Liability Amount and (ii) any other Taxes included or taken into account in the calculation or determination of Closing Net Working Capital or any other Price Component (or component thereof)),

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 12 in each case, regardless of when any fee, cost, expense or other amount giving rise to such Transaction Tax Deduction is actually incurred, paid or satisfied prior to, on or after the Closing Date. (b) Review of Post-Closing Statement. Sellers will have the opportunity to review the Post-Closing Statement for [***] following receipt of the Post-Closing Statement (the “Review Period”). During the Review Period, at the request of a Seller, Sellers or their Representatives will, during normal business hours, be provided with access to the books and records of the Acquired Companies, the books and records included among the Purchased Assets, and other information (including financial statements and work papers (including those prepared by independent third Persons)) of the Acquired Companies and Buyer, in the possession or control of the Acquired Companies, Buyer or their respective Affiliates or Representatives that relate to, as well as access to personnel of Buyer, its Affiliates (including the Acquired Companies) and their respective Representatives that were involved in, the calculation or determination of the items included in the Post-Closing Statement (including making available their chief financial officer(s) and accountants to respond to reasonable written or oral inquiries of Sellers or their Representatives), in each case, as is reasonably necessary in order for Sellers to respond to or evaluate the calculations contained in the Post-Closing Statement. Buyer’s calculation of Closing Net Working Capital, Closing Cash, Closing Debt, Closing Transaction Expenses, the Closing Tax Liability Amount and the Final Closing Cash Payment derived therefrom will, absent fraud or manifest error, become final, conclusive and binding on the Parties unless, prior to the end of the Review Period, a Seller notifies Buyer in writing of Sellers’ objections to such calculation (an “Objection Notice”), identifying in reasonable detail the disputed items, the estimated amounts of the disputed items if then reasonably determinable and the basic facts underlying Sellers’ objections. If a Seller delivers an Objection Notice to Buyer prior to the end of the Review Period, Buyer and Sellers will negotiate in good faith to resolve the objections set forth in the Objection Notice within 15 days following delivery of the Objection Notice. If Buyer and Sellers resolve some or all of such objections within that time period, they will document their resolution in a writing signed by each of them, and such resolution will, absent fraud or manifest error, be final, conclusive and binding on the Parties. If Buyer and Sellers are unable to resolve all of the objections of Sellers within the 15- day time period following the delivery of the Objection Notice, the Parties will promptly refer any matters still in dispute for resolution as provided in Section 1.7(c) below. (c) Dispute Resolution. Any unresolved dispute concerning the Post- Closing Statement under Section 1.7(b) above will be referred for resolution to a nationally recognized independent accounting firm mutually agreed to by the Parties and with whom no Party has any current professional relationship (the “Accounting Firm”). The Accounting Firm will determine the allocation of its fees and expenses to the respective Parties based on the inverse of the percentage that the Accounting Firm’s resolution of the disputed items (before such allocation) bears to the total amount of the disputed items as originally submitted to the Accounting Firm. (For example, if the total amount of the disputed items as originally submitted to the Accounting Firm equal $1,000 and the Accounting Firm awards $600 in favor of Sellers’ position, 60% of the fees and expenses of the Accounting Firm would be borne by Buyer and 40% of the fees and expenses of the Accounting Firm would be

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 13 borne by Sellers). The Accounting Firm will act as a neutral arbitrator and will resolve only the disputed items that have been referred to it pursuant to this Section 1.7(c) and solely in accordance with the procedures (including any relevant defined terms) set forth in this Agreement. Any resolution of a disputed item by the Accounting Firm must be within the range of the differences between Buyer’s and Sellers’ positions with respect to such disputed item. The Parties will provide the Accounting Firm with all books and records in their possession reasonably relevant to the determinations to be made by it as may be requested by the Accounting Firm. No Party or any Affiliate or Representative of a Party will meet or discuss any substantive matters with the Accounting Firm without Buyer and Sellers and their respective Representatives present or having the opportunity following at least three Business Days’ written notice to be present, either in person or by telephone. The Accounting Firm will have the power to require a Party to provide to it such books and records and other information, and to require a Party to answer questions, that that the Accounting Firm deems reasonably relevant to the resolution of the dispute. All books and records and other information (including answers to questions from the Accounting Firm) submitted to the Accounting Firm must be concurrently delivered to each Other Party. All disputes with respect to the application of accounting principles or to the mathematical calculation of any disputed components of the Post- Closing Statement that have been referred to the Accounting Firm pursuant to this Section 1.7(c) will be resolved exclusively by the Accounting Firm. The determination of the Accounting Firm with respect to disputes to be resolved by it hereunder will be final, conclusive and binding upon the Parties. Closing Net Working Capital, Closing Cash, Closing Debt, Closing Transaction Expenses, the Closing Tax Liability Amount, and the resulting Final Closing Cash Payment derived therefrom, in each case as finally determined in accordance with this Section 1.7 (whether as a result of a failure to timely deliver an Objection Notice, mutual resolution of the Parties pursuant to Section 1.7(b) above, determination by the Accounting Firm in accordance with this Section 1.7(c), or any combination thereof), will be used for purposes of any adjustments to the Estimated Closing Cash Payment pursuant to Section 1.7(d) below. As used herein, the “Final Determination Date” shall mean and refer to the date on which all of the Price Components have been finally determined pursuant to this Section 1.7. The process set forth in this Section 1.7 shall be the exclusive remedy of the Parties for any disputes related to the Price Components or any items required to be reflected on the Post-Closing Statement or included in the calculation of any Price Component; provided, however, in no event shall Buyer be entitled to any duplicative recovery as a result of the rights and remedies afforded herein. (d) Post-Closing Adjustment to Closing Cash Payment. Following Closing: (i) if the Final Closing Cash Payment is more than the Estimated Closing Cash Payment, then within [***] following the Final Determination Date, Buyer shall pay the amount of such excess to Sellers by wire transfer of immediately available funds to the accounts set forth in the Payment Spreadsheet and allocated between Sellers as directed by Sellers; or (ii) if the Estimated Closing Cash Payment is more than the Final Closing Cash Payment then within [***] following the Final Determination

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 14 Date, Sellers shall pay the amount of such excess to Buyer by wire transfer of immediately available funds to an account designated in writing by Buyer; provided that, for the avoidance of doubt, if the Estimated Closing Cash Payment is equal to the Final Closing Cash Payment, then no adjustment will be made to the Estimated Closing Cash Payment and no payment by Buyer or Sellers shall be required in connection therewith. All payments required to be made under this Section 1.7(d) shall be made without interest. Section 1.8 Allocation of Purchase Price. The Purchase Price, including any Assumed Liabilities treated as consideration for the Purchased Assets for Tax purposes, will be allocated between Sellers, between the Purchased Assets and the Shares based on relative fair market values as required by applicable Tax laws, and the portion of the Purchase Price allocated to the Purchased Assets shall be further allocated among the Purchased Assets in accordance with Section 1060 of the Code and in a manner consistent with the methodology set forth on Exhibit 1.8 attached hereto. Within [***] following the Closing, Sellers shall prepare and deliver to Buyer for its approval a proposed allocation of the Purchase Price, including any Assumed Liabilities treated as consideration for the Purchased Assets for Tax purposes, and including any adjustments under Section 1.7 above, in a manner consistent with the immediately preceding sentence, such approval not to be unreasonably withheld, delayed or conditioned (as approved, the “Allocation”). After Closing, the Parties shall make consistent use of the Allocation for all Tax purposes and in all filings, declarations and reports with the IRS and any other applicable Governmental Body in respect thereof. Each of the applicable Parties shall file an IRS Form 8594 “Asset Acquisition Statement Under Section 1060” at the time and in the manner as required by Treasury Regulation 1.1060-1 consistent with the Allocation, and the Parties agree not to take any position inconsistent therewith for any Tax purpose unless otherwise required under applicable Tax laws or a determination within the meaning of Section 1313 of the Code (or any comparable provision of foreign, state or local Tax law). Section 1.9 Required Consents & Non-Assignable Assets. (a) As soon as reasonably practicable following the execution of this Agreement, Sellers shall use commercially reasonable efforts, and Buyer shall cooperate with Seller, to obtain, in a form reasonably acceptable to Buyer, any required consent, authorization, approval or waiver, or any release, substitution or amendment required to transfer, assign, or novate all Assigned Contracts, including the Assumed Liabilities; provided, however, that neither Sellers nor Buyer shall be required to pay any consideration therefor. (b) If Buyer, in its sole discretion, elects to waive the condition in Section 5.2(e)(i) with respect to one or more of the Assigned Contracts set forth on Section 1.6(c)(viii) in the Disclosure Schedule, then: (i) this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or an attempted sale, assignment, transfer, conveyance or delivery of such Assigned Contract; (ii) from Closing, all the Purchased Assets shall, pending receipt of any necessary consent, authorization, approval, waiver, release, substitution or amendment, be held by the Sellers and their relevant Affiliates on trust for the Buyer. Once such consent, authorization, approval, waiver, release, substitution or amendment is obtained, Sellers shall sell, assign, transfer,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 15 convey and deliver to Buyer the relevant Purchased Asset to which such consent, authorization, approval, waiver, release, substitution or amendment relates for no additional consideration. Applicable sales, transfer and other similar Taxes in connection with such sale, assignment, transfer, conveyance or license shall be paid by Buyer in accordance with Section 4.6(d); and (iii) to the extent that any Purchased Asset and/or Assumed Liability cannot be transferred to Buyer following the Closing pursuant to this Section 1.9, Buyer and Sellers shall use commercially reasonable efforts to enter into such arrangements (such as subleasing, sublicensing or subcontracting) to provide to the Parties the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset and/or Assumed Liability to Buyer as of the Closing and the performance by Buyer of its obligations with respect thereto. Buyer shall, as agent or subcontractor for Sellers, perform and discharge fully the liabilities and obligations of Sellers thereunder from and after the Closing Date. Sellers shall pay to Buyer promptly upon receipt thereof all income, proceeds and other monies received by Seller to the extent related to such Purchased Asset. (c) The provisions of this Section 1.9 shall not apply to any consent or approval required under any antitrust, competition or trade regulation Law, which consent or approval shall be governed by Section 4.3(c). ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE SELLERS Subject to the exceptions and qualifications set forth in the Disclosure Schedule, Sellers make the following representations and warranties to Buyer. Section 2.1 Organization and Qualification; Authority. (a) Each Seller is duly incorporated, validly existing and in good standing, under the Laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as presently conducted. Each Seller is duly qualified or licensed to do business and is in good standing in each jurisdiction where the ownership or operation of its properties and assets or the conduct of its business requires such qualification or license. (b) Each Acquired Company is either duly organized or incorporated (as applicable), validly existing and, to the extent applicable, in good standing, under the Laws of its jurisdiction of organization or incorporation, has all requisite corporate (or similar) power and authority to own or lease and operate its properties and assets and to carry on its business as presently conducted. Each Acquired Company is duly qualified or licensed to do business and is in good standing in each jurisdiction where the ownership or operation of its properties and assets or the conduct of its business requires such qualification or license. On or prior to the date hereof, Sellers have made available to Buyer true and complete copies of each of the Acquired Companies’ Organizational Documents. No Acquired Company is in violation of any of the provisions of its Organizational Documents. No Acquired Company is over- indebted, insolvent or unable to pay its debts as they fall due. No order has been made, no resolution has been passed or meeting convened and no request has been filed for the winding-up of any Acquired Company, or for a provisional liquidator to

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 16 be appointed in respect of any Acquired Company, and there are no Proceedings pending, or, to Sellers’ Knowledge, threatened under applicable insolvency, bankruptcy, composition, moratorium, reorganisation, or similar laws and no events have occurred which would reasonably be expected to justify any such Proceedings. Section 2.2 Authority; Binding Effect. Each Seller has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each Seller of this Agreement, the Reorganization and each of the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, has been duly and validly authorized by each Seller and no additional corporate authorization or consent by either Seller is required in connection therewith. This Agreement has been duly and validly executed and delivered by each Seller and, assuming the due authority, execution and delivery by Buyer, constitutes, and each of the other Transaction Documents to which a Seller is a party will be duly and validly executed and delivered by such Seller, and when so executed and delivered by the other parties thereto (assuming the due authority, execution and delivery by such other parties) shall constitute, a valid and legally binding obligation of such Seller (to the extent a party thereto), enforceable against such Seller (to the extent a party thereto) in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity). Section 2.3 Capitalization; Ownership; Subsidiaries. (a) EII owns all of the authorized, issued and outstanding Equity Interests of Berna, which consist solely of the Shares. As of the date hereof and as of Closing, EII is the sole legal and beneficial owner of the Shares, free and clear of all Encumbrances, other than restrictions contained in Berna’s Organizational Documents, or restrictions contained, and rights granted to Buyer, under this Agreement. The Shares are duly authorized and validly issued, fully paid-up, and have not been repaid in full or in party, nor have they been issued in violation of any preemptive or similar rights. EII has the full right and capacity to transfer the Shares to the Buyer. Upon Closing, the Buyer will be the sole legal and beneficial owner of the Shares, free and clear from any Encumbrances, other than restrictions contained in Berna’s Organizational Documents, or restrictions contained, and rights granted to Buyer, under this Agreement. No Acquired Company has granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for Equity Interests, or any other commitments or agreements, whether contingent or not, providing for the issuance of additional Equity Interests, the sale of treasury shares, the repurchase or redemption, or voting of such Equity Interests, and there are no agreements of any kind which may obligate an Acquired Company to issue, purchase, register for sale, redeem, acquire, or vote any of Equity Interests. There are no resolutions regarding the issuance of Equity Interests of any of the Acquired Companies. (b) The Acquired Companies do not own or have any right or obligation to acquire any Equity Interests of any other Person, other those Persons described on

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 17 Section 2.3(b) of the Disclosure Schedule (each such Person, a “Subsidiary,” and collectively, the “Subsidiaries”). Section 2.4 Regulatory Approvals and Non-Governmental Consents. (a) Except as set forth on Section 2.4(a) of the Disclosure Schedule (the “Seller Regulatory Approvals”), no Governmental Authorization or filing or notification is required to be obtained by a Seller or any Acquired Company from, or to be given by a Seller or any Acquired Company to, or made by a Seller or any Acquired Company with, any Governmental Body or securities exchange, as a result of the execution, delivery or performance by Sellers of this Agreement or the other Transaction Documents, or the consummation by Sellers of the transactions contemplated hereby or thereby. (b) Except as set forth on Section 2.4(b) of the Disclosure Schedule (the “Seller Non-Governmental Consents”), no consent, notice, approval, waiver or authorization is required to be obtained by a Seller or any Acquired Company from, or to be given by a Seller or any Acquired Company to, or made by a Seller or any Acquired Company with, any Person other than a Governmental Body or securities exchange, as a result of the execution, delivery or performance by a Seller or any Acquired Company of this Agreement or the other Transaction Documents, or the consummation by Sellers of the transactions contemplated hereby or thereby. Section 2.5 Noncontravention. The execution, delivery and performance by Sellers of this Agreement, and the execution, delivery and performance by Sellers and the Acquired Companies of the Reorganization and other Transaction Documents to which a Seller or any Acquired Company is a party, and the consummation by Sellers and the Acquired Companies of the transactions contemplated hereby and thereby, do not and will not (a) violate any provision of the Organizational Documents of either Seller or any Acquired Company; (b) assuming the receipt of all Seller Regulatory Approvals and Seller Non-Governmental Consents, (i) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of any Acquired Company under, or result in a loss of any benefit to which any Acquired Company is entitled under (1) any Assigned Contract, or (2) any Material Contract to which an Acquired Company is a party or by which any of its properties or assets are bound, or (ii) result in the creation of any Encumbrance upon any of the Purchased Assets or any of the properties or assets of an Acquired Companies; or (c) assuming the receipt of all Seller Regulatory Approvals and Seller Non-Governmental Consents, violate or result in a breach of or constitute a default under any Law or Governmental Authorization to which Sellers or any Acquired Company or any of the Purchased Assets or any of the Acquired Companies’ properties or assets are subject, would reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies or the conduct of the Business, impair in any material respect the ability of either Seller to perform its obligations under this Agreement or the Transaction Documents to which either Seller is a party, or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents. Section 2.6 Title to and Sufficiency of the Assets. (a) Except as set forth on Section 2.4(a) of the Disclosure Schedule, the Acquired Companies have good and marketable title to or a valid leasehold interest in the assets reflected in the Financial Statements, free and clear of all Encumbrances,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 18 other than Permitted Encumbrances, except for the properties and assets that are described in Section 2.12 (Intellectual Property) and Section 2.11 (Real Property), which such properties and assets are solely subject to the representations set forth in the respective Sections. Neither Seller nor any of their Affiliates (other than the Acquired Companies) holds any properties, rights or assets (other than the Shares) of any of the Acquired Companies. (b) Except as set forth on Section 2.4(b) of the Disclosure Schedule, ETHI has good and marketable title to or a valid leasehold interest in all of the Purchased Assets, free and clear of all Encumbrances, other than Permitted Encumbrances, except for the properties and assets that are described in Section 2.12 (Intellectual Property) and Section 2.11 (Real Property), which such properties and assets are solely subject to the representations set forth in the respective Sections. (c) The Purchased Assets, together with (i) the services provided and rights granted to Buyer and its Affiliates under this Agreement and the other Transaction Documents, (ii) the real property and general corporate, financial, financing, administrative and support services and functions provided by Sellers and its Affiliates to the Business prior to the Closing, (iii) the assets, rights and properties described in clauses (i) through (x) of the definition of “Excluded Assets” and (iv) the types of assets listed on Section 2.6(c) of the Disclosure Schedules, constitute all of the rights, property and assets used by Sellers and their Affiliates and necessary to conduct the Business as conducted by Sellers and their Affiliates. Section 2.7 Financial Statements and Financial Matters. Sellers have made available to Buyer copies of (i) the unaudited combined balance sheet of the Business (including Berna) as of September 30, 2022 (the “Recent Balance Sheet” and the date of the Recent Balance Sheet, the “Recent Balance Sheet Date”) and the related unaudited combined statement of income of the Business for the 9-month period then ended (collectively, the “Interim Financial Statements”), (ii) the unaudited combined balance sheet and the related unaudited combined statement of income of the Business at and for the fiscal year ended December 31, 2021 (collectively, the “Annual Financial Statements,” and, collectively with the Interim Financial Statements, the “Financial Statements”), and (iii) the audited stand-alone annual financial statements of Berna for the business years ended on December 31, 2020 and December 31, 2021 (the “Berna Financial Statements”). The Financial Statements present fairly in all material respects the combined financial condition and combined results of operations of the Business as of the times and for the periods referred to therein in accordance with GAAP, consistently applied (subject to changes resulting from audited adjustments, the absence of footnotes and other presentation items and, in the case of the Interim Financial Statements, to changes resulting from year-end adjustments). The Berna Financial Statements have been prepared in accordance with applicable Swiss law (the Swiss Code of Obligations), applied on a consistent basis with the preceding accounting periods (except as may be indicated in the notes thereto). From the Recent Balance Sheet Date until the date hereof, Berna has conducted its business in the Ordinary Course of Business. The accounts, books, registers, ledgers, records and supporting documents of Berna have in all material respects been kept in compliance with applicable Laws and regulations and accounting principles and such accounts, books, registers, ledgers, records and supporting documents accurately and completely reflect all transactions and other matters required to be reflected therein.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 19 Section 2.8 Compliance with Law; Regulatory Matters. (a) Generally. Except with respect to compliance with the following Laws (which are not addressed in this Section 2.8(a)): (i) Health Care Laws, which are subject to Section 2.8(b), (ii) Environmental Laws, which are subject to Section 2.20 below, (iii) Laws relating to employee, labor and benefits matters, which are subject to Section 2.18 and Section 2.19 below, (iv) Laws applicable to Taxes and Tax matters, which are subject to Section 2.10 and Section 2.19 below, and (v) anti- bribery Laws, which are subject to Section 2.22 below, each Seller in connection with their respective operation of the Business and each of the Acquired Companies is currently, and during the Lookback Period has been, in compliance, in all material respects, with all Laws applicable to it, the Business, the Purchased Assets, the development of CHIK VLP, or their Exploitation of any Product, and, during the Lookback Period, neither Seller in connection with its operation of the Business, and none of the Acquired Companies, has received any notice or other communication from any Governmental Body or other Person regarding any actual or alleged violation, in any material respect, of any Law applicable to Sellers’ operation of the Business, any of the Purchased Assets, any Acquired Company, any Acquired Company’s business, properties or assets, the development of CHIK VLP or the Exploitation of any Product. (b) Health Care Laws. Except as set forth on Section 2.8(b) of the Disclosure Schedule: (i) Each of (A) Sellers and Sellers’ Affiliates, and, to Sellers’ Knowledge [***], any third party, in connection with the operation of the Business, and (B) the Acquired Companies have complied at all times during the Lookback Period with all applicable Health Care Laws. (ii) Neither (1) Sellers, nor (2) Sellers’ Affiliates, nor (3) to Sellers’ Knowledge [***], any third party, in each case (1) to (3) in connection with the operation of the Business, nor any Acquired Company, are subject to any investigation with respect to an alleged violation of any applicable Health Care Law, no written threat of such investigation has been received by Sellers or their Affiliates, and to Sellers’ Knowledge no such investigation has been otherwise threatened against Seller or their Affiliates or any third party. (iii) There are no Proceedings pending or threatened in writing and, to Sellers’ Knowledge, there are no Proceedings otherwise threatened, with respect to an actual or alleged violation by (A) either Seller in connection with the operation of the Business or (B) any Acquired Company in each case (A) or (B) of any applicable Health Care Law. To Sellers’ Knowledge [***], there are no Proceedings pending or threatened, with respect to an actual or alleged violation by a third party of any applicable Health Care Law in connection with the operation of the Business. (iv) Section 2.8(b)(iv) of the Disclosure Schedule sets out details of all Product Registrations included within the Purchased Assets together with all Product Registrations owned by the Acquired Companies. The Product Registrations included within the Purchased Assets together with all other

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 20 Product Registrations owned by the Acquired Companies collectively constitute all Product Registrations with respect to the Transferring Products, and each of such Product Registrations is in full force and effect. All of the Transferring Products are being, and at all times during the Lookback Period have been, Exploited in compliance with the applicable Product Registrations. All maintenance fees, annuity fees, or renewal fees for such Product Registrations that are due and payable prior to Closing have been paid or will be paid prior to Closing. Section 2.8(b)(iv) of the Disclosure Schedule sets out each filing, payment, and action that must be taken on or before July 31, 2023 in order to maintain the Product Registrations. (v) Neither Sellers nor the Acquired Companies have granted any rights of reference under the Product Registrations with respect to the Transferring Products to any third party. (vi) Sellers have made available to Buyer true and complete copies of (A) all material filings with the FDA or equivalent Governmental Body relating to any of the Transferring Products, (B) all material correspondence with the FDA or equivalent Governmental Body relating to any of the Transferring Products, and (C) all material data, information, results, analyses, trial protocols, publications, and reports relating to the safety and efficacy of the Transferring Products. (vii) All applications, notifications, submissions, information, claims, reports and statistics and other data, utilized as the basis for, or submitted in connection with, any Product Registration for any Transferring Product, when submitted to the FDA or such other applicable Governmental Body were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modifications to such applications, submissions, information and data have been submitted to the FDA or such other applicable Governmental Body. (viii) No Acquired Company or any officer, director, employee or, to Sellers’ Knowledge, agent of any Acquired Company, and, in connection with the operation of the Business, no Seller or any officer, director, employee or, to Sellers’ Knowledge, (x) agent of either Seller or third party in connection with the operation of the Business (A) has committed any act, or made a statement, or failed to make a statement, that could reasonably be expected to provide a basis for the FDA or any other Governmental Body to invoke FDA’s policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy or applicable Law; (B) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under Medicare, Medicaid, TRICARE or any similar government health care program whether in the United States or another jurisdiction (collectively, “Federal Health Care Programs”); (C) has been subject to, or convicted of any crime or engaged in any conduct that would reasonably be expected to result in, debarment, exclusion, or suspension from participation in any Federal Health Care Program, or otherwise under Section 306 of the FDCA or any similar applicable Law, and no Proceeding is pending or, to Sellers’ Knowledge, is threatened, relating to such debarment or conviction of any Acquired Company or any such other Person; (D) has had a civil monetary

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 21 penalty assessed against it, him or her under Section 1128A of the Social Security Act, codified at Title 42, Chapter 7, of the United States Code or any similar applicable Law; or (E) to Sellers’ Knowledge, is the target or subject of any current or potential investigation relating to any Federal Health Care Program-related offense or any similar applicable Law. (ix) In connection with the operation of the Business, neither Seller, nor any Acquired Company nor, to Sellers’ Knowledge, any Representative or third party contractor of either Seller or any Acquired Company (but solely to the extent related to any Transferring Product) has received, and there is no threat of, any warning letter or untitled letter, report of inspectional observations, including FDA Form 483, establishment inspection reports, notices of violation, enforcement notices or other documents from any Governmental Body or any Review Board alleging a lack of compliance by either Seller or any Acquired Company or any such Representative or third party contractor of either Seller or any Acquired Company with any applicable Law or Product Registration in connection with the Transferring Products. (x) Except as set forth on Section 2.8(b)(x) of the Disclosure Schedule, no Transferring Product has been recalled, withdrawn, suspended or discontinued (whether voluntarily or otherwise) and no proceedings (whether completed or pending) seeking the recall, withdrawal, suspension, discontinuation, or seizure of any such Transferring Product are pending, or to the Sellers’ Knowledge, threatened, against either Seller or any Acquired Company, nor have any such proceedings been pending at any time and, to the Sellers’ Knowledge, no facts or circumstances exist that would reasonably be expected to give rise to such a recall, withdrawal, suspension, discontinuation, or seizure of any Transferring Product. (xi) In connection with the operation of the Business, neither Seller nor any Acquired Company has received any written notice or other written correspondence that a Governmental Body has commenced or, to Sellers’ Knowledge, threatened to commence proceedings to withdraw the licensure or approval of any Transferring Product or otherwise suspend, revoke or materially amend any Product Registration. (xii) All preclinical and clinical studies conducted or sponsored by or on behalf of either Seller or any Acquired Company in connection with the Business are being and have been conducted in compliance with the applicable protocols, procedures and controls, and applicable Health Care Laws. In connection with the operation of the Business, no clinical trial conducted or sponsored by or on behalf of either Seller or any Acquired Company has been terminated or suspended by the FDA or any other applicable Governmental Body or any Review Board, and neither the FDA nor any other applicable Governmental Body or any Review Board has commenced or, to Sellers’ Knowledge, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, delay, suspend, materially modify, or materially restrict, any proposed or ongoing clinical trial conducted or proposed to be conducted by or on behalf of any Acquired Company or either Seller in connection with the Business. In connection with the operation of the Business, neither Seller nor any Acquired Company has received any written notice or other written communication from FDA or any other applicable

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 22 Governmental Body or any Review Board with respect to any ongoing pre- clinical or clinical studies requiring the termination, suspension, or material modification of such studies. With respect to any clinical trial conducted by or on behalf of either Seller any of the Acquired Companies with respect to any Transferring Product in connection with or as the basis for any submission to the FDA or other comparable Governmental Body of any Seller Regulatory Approval or application therefor, (A) such clinical trials have been properly registered to the extent required under all applicable Health Care Laws, including on clinicaltrials.gov if required, and (B) the results of all such clinical trials have been disclosed to the extent required under all applicable Health Care Laws, in each case including Section 402 of the PHSA. To Sellers’ Knowledge, none of the clinical investigators involved in the Exploitation of the Products or development of CHIK VLP by or on behalf of Seller or any Acquired Company has been or is disqualified, restricted or otherwise sanctioned by FDA, the Department of Health and Human Services, or any other applicable Governmental Body. Except as set forth on Section 2.8(b)(xii) of the Disclosure Schedule, there are no outstanding or unfulfilled post-marketing clinical trial commitments or obligations relating to the Products. Except as set forth on Section 2.8(b)(xii) of the Disclosure Schedule there have not been, during the Lookback Period, any clinical trials of any Transferring Product conducted or permitted to be conducted by or on behalf of a Seller or any Affiliate of Seller. (xiii) During the Lookback Period, each Transferring Product has been manufactured in accordance with all applicable Law. Section 2.9 Permits and Licenses. Sellers and/or the Acquired Companies hold, and at all times during the Lookback Period have held, all material Governmental Authorizations necessary to own, lease or operate their assets and properties and to operate the Business as currently conducted or as conducted at such time during the Lookback Period, as applicable. All of such Governmental Authorizations are in full force and effect and none of Sellers or the Acquired Companies is, or during the Lookback Period has been, in material default under or violation of, any of such Governmental Authorizations, and, to Sellers’ Knowledge, no event has occurred that would reasonably be expected to give any Governmental Body any right of termination, amendment or cancellation of any such Governmental Authorization. During the Lookback Period, none of Sellers or the Acquired Companies has received any written notice or other written communication from any Governmental Body that such Governmental Body intends to or is threatening to revoke, suspend, modify or limit any material Governmental Authorization necessary to own, lease or operate their assets and properties and to operate the Business as currently conducted. Section 2.10 Taxes. Except as set forth in Section 2.10 of the Disclosure Schedule: (a) Sellers and the Acquired Companies have timely filed all income Tax Returns and all other material Tax Returns which are required to be filed by them (taking into account timely extensions), and all such Tax Returns were correct and complete in all material respects; (b) all Taxes due and owing by Sellers or the Acquired Companies (whether or not shown as due on a Tax Return) have been fully paid, and there are no Encumbrances with respect to Taxes on any of the Purchased Assets or any of the assets of the Acquired Companies other than Permitted Encumbrances;

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 23 (c) all Taxes which Sellers or the Acquired Companies are obligated to withhold from amounts owing to any employee, creditor, equity holder or third-party and remit to any Tax authority have been withheld and timely remitted, or, if not yet due, set aside in accounts for such purposes and accrued by the applicable Seller or Acquired Company; (d) no claim has been made by any Tax authority in a jurisdiction where either Seller or any Acquired Company does not file Tax Returns that such Seller or Acquired Company is or may be subject to taxation by that jurisdiction; (e) no deficiency or proposed adjustment which has not been paid or resolved for any material amount of Tax has been asserted or assessed by any Tax authority against either Seller or any Acquired Company; (f) neither Seller nor any Acquired Company has waived any statute of limitations with respect to any Taxes or consented to extend the time in which any Tax may be assessed or collected by any Tax authority, which waiver or extension is still in effect; (g) there are no ongoing or pending Tax audits by any Tax authority of any Taxes or Tax Returns of either Seller or any Acquired Company, no administrative or judicial Tax Proceedings are being conducted or are pending with respect to either Seller or any Acquired Company and there is no power of attorney given or binding upon either Seller or any Acquired Company with respect to Taxes; (h) no Acquired Company is a party to or bound by, or has any obligation under any Tax sharing agreement; (i) neither Buyer nor any Acquired Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) use of an improper method of accounting or a change in method of accounting for a Pre-Closing Tax Period, (ii) “closing agreement” as described in Code §7121 (or any corresponding or similar provision of state, local, or non-U.S. income Tax Law) executed on or prior to the Closing Date, (iii) intercompany transaction or excess loss account described in Treasury Regulations under Code §1502 (or any corresponding or similar provision of state, local, or non-U.S. income Tax Law), (iv) installment sale or open transaction disposition made on or prior to the Closing Date, (v) election under Code §108(i), (vi) debt instrument that was acquired with “original issue discount” as defined in Code §1273(a) or is subject to the rules set forth in Code §1276, (vii) application of Code §951, 951A or 965 to any interest held in a “deferred foreign income corporation” or in a “controlled foreign corporation” (as respectively defined in code §§965 and 957) with respect to income earned or recognized or payments received on or prior to the Closing Date, (viii) ownership of “United States property” (as defined in Code §956) by any “controlled foreign corporation” (as defined in Code §957) on or prior to the Closing Date, or (ix) “domestic use election” under Treasury Regulation §1.1503(d)-6; (j) no Acquired Company has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code §355 or Code §361; and (k) no Acquired Company is or has been a party to (i) any “listed transaction,” as defined in Code §6707A(c)(2) and Treasury Regulations §1.6011- 4(b)(2), (ii) a “transaction of interest,” within the meaning of Treasury Regulations

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 24 §1.6011-4(b)(6), or (C) any transaction that is “substantially similar” (within the meaning of Treasury Regulations §1.6011-4(c)(4)) to a “listed transaction” or “transaction of interest”; (l) no Acquired Company has, or has had (during any taxable period remaining open for the assessment of Tax by any Tax authority under its applicable statute of limitations), any permanent establishment or other place of business in any country outside the country of its organization; (m) no Acquired Company organized under the laws of a non-U.S. jurisdiction owns any interest in “United States real property” with the meaning of Code §897 or any “United States property” that could, if such Acquired Company were treated as a “controlled foreign corporation” within the meaning of Code §957, result in an inclusion of income under Code §956; (n) no Acquired Company has ever been a member of any group that files a Tax Return on a consolidated, combined, unitary or similar basis. No Acquired Company is liable for Taxes of any other Person as a result of successor liability, transferee liability, joint or several liability (including pursuant to Treasury Regulation §1.1502-6 or any similar provision of state, local, or non-U.S. applicable Law), contractual liability, or otherwise; (o) no Acquired Company is the beneficiary of any Tax exemption, Tax holiday or other Tax incentive that would terminate or be subject to recapture or clawback by reason of the transactions contemplated hereby; and (p) each Acquired Company is, and has been since at least October 4, 2018, classified as a corporation for United States federal income tax purposes. This Section 2.10 and Section 2.19 contain the sole representations and warranties of Sellers with respect to Taxes or Tax matters. Section 2.11 Real Property. (a) Section 2.11(a) of the Disclosure Schedule sets forth a true, complete and accurate list of each parcel of real property owned by any of the Acquired Companies as of the date hereof (collectively, the “Owned Real Property”) and the record owner of such Owned Real Property. The applicable Acquired Company has good, marketable and full and valid legal and beneficial title to all of the Owned Real Property, free and clear of all Encumbrances except for Encumbrances disclosed in the Disclosure Schedule or the relevant excerpt from the land register, and the right to use the Owned Real Property for the conduct of their businesses as presently conducted pursuant to the applicable laws. No applications to land registers for registration are pending with respect to the Owned Real Property. There are no existing or threatened restrictions to the continued use of the Owned Real Property or any circumstances likely to result in such restriction. The Owned Real Properties and all buildings and constructions owned, leased or used by any of the Acquired Companies (i) comply with all material applicable Environmental Laws and other regulations, building, zoning and similar requirements, and (ii) do not contain, and are not affected by, any hazardous substances. (b) Section 2.11(b) of the Disclosure Schedule sets forth a list of each parcel of real property leased by a Seller primarily in connection with the operation of the Business (the “Leased Real Property”). Sellers have delivered or made available to Buyer copies of each of the leases for the Leased Real Property listed on Section

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 25 2.11(b) of the Disclosure Schedule, in each case, as amended, modified or supplemented and in effect as of the date hereof. (c) The Owned Real Property comprises all of the real property used or held for use in connection with and necessary for the conduct of the Business in the Ordinary Course of Business as currently conducted by Sellers and the Acquired Companies. To Sellers’ Knowledge, all Owned Real Property is structurally sound, in good operating condition in all material respects and in a state of good and working maintenance and repair in all material respects, ordinary wear and tear excepted. During the Lookback Period, neither Sellers nor any Acquired Company has received any written notice of any condemnation, expropriation, eminent domain or similar proceeding materially affecting all or any part of the Owned Real Property or Leased Real Property. None of the Owned Real Property is currently registered in the register of contaminated sites (Kataster der belasteten Standorte in Switzerland). Section 2.12 Intellectual Property. (a) Section 2.12(a) of the Disclosure Schedule lists all of the Intellectual Property Assets and all Intellectual Property Rights that are owned by any of the Acquired Companies, in each case, that are registered or subject to an application for registration (collectively, “Business Registered IP”), categorized as follows: (i) issued patents and patent applications, (ii) trademark registrations and applications, (iii) copyright registrations and applications, and (iv) domain names, and lists for each such item of Business Registered IP (A) the legal and record owner(s) thereof, (B) the jurisdictions in which such item of Business Registered IP has been filed and, as applicable, registered, issued or granted and, in the case of domain names and social media tags, handles and other identifiers, the registrar and the social media platform, (C) the filing and, as applicable, the registration, issuance or grant dates, and (D) the application or serial, and, as applicable, the registration, issuance and grant numbers. All Business Registered IP that is issued, granted or registered is valid, enforceable and in full force and effect and all Business Registered IP that is the subject of an application for issuance, grant or registration is valid and subsisting. All maintenance fees, annuity fees, or renewal fees for such Business Registered IP that are due and payable prior to Closing have been paid or will be paid prior to Closing. Section 2.12(a) of the Disclosure Schedule sets out each filing, payment, and action that must be taken on or before July 31, 2023 in order to maintain the Business Registered IP. All Business Registered IP was, and has been, applied for, registered, filed, and maintained in accordance with applicable Law. (b) (i) ETHI is the sole owner of all right, title, and interest in and to the Intellectual Property Assets and has the right to assign to Buyer the Intellectual Property Assets without the consent of any third party, and one or more Acquired Companies are the sole owners of all right, title, and interest in and to any other Owned Business Intellectual Property, and (ii) ETHI or one or more Acquired Companies (in each case through the Intellectual Property Agreements) have a valid and enforceable license, sublicense or other similar Contract right to all Licensed Business Intellectual Property used or held for use in the Exploitation of the Transferring Products and the operation of the Businesses as currently Exploited and operated. Section 2.12(b) of the Disclosure Schedule lists all of the Licensed Intellectual Property that is registered or subject to an application for registration. (c) (i) To Sellers’ Knowledge, the conduct of the Business as currently conducted does not infringe, misappropriate, dilute or otherwise violate the

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 26 Intellectual Property Rights of any Person; and as conducted during the Lookback Period did not infringe, misappropriate, dilute or otherwise violate the Intellectual Property Rights of any Person; (ii) during the Lookback Period neither of Sellers or Acquired Companies have received any written communication relating to any actual, alleged, or suspected infringement, misappropriation, or violation of any Intellectual Property Right of any third party as a result of the conduct of the Business; and (iii) to Sellers’ Knowledge no Person is infringing, misappropriating or otherwise violating any Owned Business Intellectual Property, the Licensed Business Intellectual Property, or the Intellectual Property Assets. (d) The Owned Business Intellectual Property, Licensed Business Intellectual Property, and Intellectual Property Assets represent the only Intellectual Property Rights owned or licensed by Sellers and used by or on behalf of Sellers and the Acquired Company for the conduct of the Business as currently conducted and as conducted during the Lookback Period. (e) (i) No litigation, adversarial proceeding, or other challenge or claim relating to the Owned Business Intellectual Property or Intellectual Property Assets is pending or has been threatened in writing (including any claim challenging or seeking to deny or restrict the inventorship, ownership, legality, validity, enforceability, priority, scope, use, right to use, right to register, or registrability of the Owned Business Intellectual Property, Licensed Business Intellectual Property, or Intellectual Property Assets), and, to the Seller’s Knowledge, no such Proceeding has otherwise been threatened, (ii) Sellers have not been notified that any litigation, adversarial proceeding, or other challenge or claim relating to the Licensed Business Intellectual Property is pending or has been threatened; (iii) there is no outstanding judgment, order, writ, injunction or decree relating to any of the Owned Business Intellectual Property, Licensed Business Intellectual Property, or Intellectual Property Assets. (f) Except as set forth in Section 2.12(f) of the Disclosure Schedule, neither the Sellers nor the Acquired Companies are obliged to indemnify, defend, hold harmless, or reimburse any third party with respect to, or otherwise assume or discharge or otherwise take responsibility for, any existing or potential Intellectual Property Right infringement, misappropriation, or similar claim in connection with the performance of the Business or the research, development, manufacture, or commercialization of any Transferring Product. (g) Except as set forth in Section 2.12(g) of the Disclosure Schedule, to Seller’s Knowledge, no funding, facilities or resources of any Governmental Body or any university, college, other educational institution or research center were used in the creation or development of the Owned Business Intellectual Property, Licensed Business Intellectual Property, or Intellectual Property Assets and no Governmental Body or any university, college, other educational institution or research center has any claim or right in or to any Owned Business Intellectual Property, Licensed Business Intellectual Property, or Intellectual Property Assets or any clinical or nonclinical data related to the Transferring Product or the Owned Business Intellectual Property, Licensed Business Intellectual Property, or Intellectual Property Assets. Except as set forth in Section 2.12(g) of the Disclosure Schedule, to Sellers’ Knowledge, no current or former employee, consultant or independent contractor, who was involved in, or who contributed to, the creation or development of any Owned Business Intellectual Property or the Intellectual Property Assets, has performed services for a Governmental Body, a university, college, or other

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 27 educational institution, or a research center, during a period of time during which such employee, consultant or independent contractor was also performing services used in the creation or development of the Owned Business Intellectual Property or the Intellectual Property Assets. (h) During the Lookback Period Seller and its Affiliates have not, directly or indirectly, either for itself or through any other Person, (i) engaged in, or otherwise knowingly assisted any Person engaging in, the development, manufacture, or commercialization of any product (other than the Transferring Product) for the vaccination or active immunization against the same indication as a Transferring Product, and (ii) neither Seller or its Affiliates have commenced any research or development activities or engaged in any negotiations or outreach with the intention to acquire assets or a business intended towards, or to enter into a collaborative arrangement intended to result in, the development, manufacture, or commercialization of any product (other than the Transferring Product) for the vaccination or active immunization against the same indication as a Transferring Product. (i) Seller and its Affiliates have taken reasonable measures to maintain in confidence all trade secrets and other confidential information included in the Owned Business Intellectual Property, Licensed Business Intellectual Property, and Intellectual Property Assets. To Seller’s Knowledge, none of such trade secrets or confidential information included in the Owned Business Intellectual Property, Licensed Business Intellectual Property, and Intellectual Property Assets have been disclosed to any Person by Seller or its Affiliates except pursuant to commercially reasonable non-disclosure or license agreements. (j) The Acquired Companies have obtained from (i) each of their current and former employees and consultants, and (ii) all other persons who have had access to any material confidential information of such Acquired Companies or have been engaged by such Acquired Companies, in each case (i) and (ii), a written Contract which includes commercially reasonable confidentiality and restriction on use terms intended to maintain the confidential status and limit the use of such confidential information. Section 2.13 Contracts and Conduct of the Business. (a) Section 2.13(a) of the Disclosure Schedule sets forth a list as of the date hereof of all of the following Contracts that are either Assigned Contracts or to which any Acquired Company is a party or by which any of the Purchased Assets or an Acquired Company is bound other than (1) purchase orders or similar documentation with respect to purchases or sales entered into in the Ordinary Course of Business and (2) Benefit Plans: (i) Contracts where the performance thereunder involves aggregate consideration payable in excess of $[***] per annum, other than “shrink wrap” or “click through” license agreements for standard software products, and licenses or restricted use provisions that arise out of the purchase of off-the- shelf reagents from suppliers or through catalogs; (ii) Contracts which contain covenants which restrict or limit the ability of ETHI or any Acquired Company to compete in any line of business or with any Person or in any geographic area during any time period, or that

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 28 contain any exclusivity, standstill or non-solicitation obligation binding on ETHI or any of the Acquired Companies; (iii) Contracts under which ETHI or any Acquired Company has made or will make, directly or indirectly, any advance, loan, extension of credit or capital contribution to, or other investment in, any other Person or Contracts relating to the making of any such advance, loan, extension of credit, capital contribution or other investment; (iv) mortgages, pledges or security agreements or similar Contracts or arrangements constituting an Encumbrance upon the Purchased Assets or the assets or properties of any Acquired Company, other than Permitted Encumbrances; (v) the Intellectual Property Agreements and all other licenses, sublicenses and other agreements by or through which other Persons grant an Acquired Company or an Acquired Company grants any other Persons any exclusive or non-exclusive rights or interests in or to any Intellectual Property Rights related to the Business (other than “shrink wrap” or “click through” license agreements for commercially available software products, and licenses or restricted use provisions that arise out of the purchase of off-the-shelf reagents from suppliers or through catalogs); (vi) any material joint venture, strategic alliance, partnership or similar Contract with any third party; (vii) Contracts for the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, holding, or supply of any Transferring Product or the performance of any clinical trial-related services with respect to any Transferring Product; (viii) Government Contracts; (ix) any personal property lease or Contract under which ETHI or an Acquired Company is lessee of, or holds or operates any personal property owned by any other party, for which the annual rent exceeds $[***]; (x) any written Contract for the employment of any officer, individual employee or other person on a full-time or consulting basis providing for fixed compensation in excess of $[***]per annum; (xi) any collective bargaining Contract with any labor union; (xii) any Contract that requires ETHI or an Acquired Company to make capital expenditures to a third party in excess of $[***], for any single project, or in excess of $[***], in the aggregate that have not been made on or prior to the date hereof; (xiii) any Contract that requires ETHI or an Acquired Company to purchase its total requirements of any product from a third Person; and (xiv) any Contract which provides the counterparty (other than another Acquired Company) with a power of attorney to bind an Acquired Company. (b) True and correct copies of all written Contracts and description of all oral contracts (if any) which are listed or should be listed on Section 2.13(a) of the

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 29 Disclosure Schedule (collectively, “Material Contracts” and each, individually, a “Material Contract”), together with all schedules, exhibits, appendices, amendments, modifications, waivers or other changes thereto have been disclosed or made available to Buyer. Each Material Contract (i) constitutes a valid and binding obligation of ETHI or the applicable Acquired Company(ies), and, to Sellers’ Knowledge, constitutes a valid and binding obligation of the other counterparties, and (ii) is in full force and effect, subject to bankruptcy, insolvency, moratorium or other similar Laws affecting or relating to the enforcement of creditors’ rights generally, and general principles of equity. Neither ETHI nor the applicable Acquired Company nor, to Sellers’ Knowledge, any counterparty, is in material breach of or material default under any such Material Contract. As of the date of this Agreement, no Seller or any Acquired Company has received any written claim or notice of material breach of, or material default by ETHI or an Acquired Company under, any such Material Contract. (c) The Contracts that are either Assigned Contracts or to which any Acquired Company is a party are the only third-party contracts that are used by Sellers and the Acquired Companies exclusively for the conduct of the Business as currently conducted and are necessary for the conduct of the Business as currently conducted. Except as set forth on Section 2.4(b) of the Disclosure Schedule, none of the Contracts to which any Acquired Company is a party can be, or is, terminated or modified, nor are any Adverse Consequences triggered under it, upon a change of control or due to the transactions contemplated by this Agreement. (d) No customer who purchases any Product from the Acquired Companies or the Sellers or any of the Sellers’ Affiliates has stopped/indicated an intention to stop purchasing Products, reduce the purchasing of Products, or change the terms on which it is prepared to acquire such Products, to the extent such cessation, reduction, or change will have a Material Adverse Effect. (e) Except as set forth on Section 2.13(e) of the Disclosure Schedule, during the Lookback Period there have been no stock-outs or shortages of stock of any Product that have led to deliveries of Product not being able to be made to any customer. (f) All Transferring Inventory that relates to CHIK VLP was manufactured in accordance with all applicable Law, including such applicable Law related to good manufacturing practices, and is in compliance with all applicable quality specifications for the manufacture, release, and final testing of CHIK VLP and its components. (g) The quantity of finished CHIK VLP included in the Transferring Inventory is sufficient to conduct and complete those clinical trials of CHIK VLP as of the date of this Agreement. Such clinical trials are listed on Section 2.13(g) of the Disclosure Schedule. (h) All Product comprised within the Transferring Inventory is of a quality and quantity useable and saleable in the ordinary course of business, is not obsolete, defective, or damaged, is not held on a consignment basis, and is labelled in accordance with the relevant Product Registration. (i) All finished and work in progress Transferring Product comprised in the Transferring Inventory has been manufactured in accordance with applicable Law, including such applicable Law related to good manufacturing practices, and is in

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 30 compliance with all applicable quality specifications for the manufacture, release, and final testing of such Transferring Inventory and its components. (j) All: (i) finished Product comprised within the Transferring Inventory has a minimum remaining shelf-life [***]; and (ii) bulk drug substance comprised within the Transferring Inventory has a remaining shelf-life [***]. (k) Subject to applicable reserves in the Financial Statements and Product in Transferring Inventory (if any) that have then been placed in quarantine in the Ordinary Course of Business, no Product comprised within the Transferring Inventory has damage to its packaging, is unsealed, or is in an unusable condition. The volume of Product within the Transferring Inventory is consistent with expected orders and demand such that Buyer can be reasonably expected to sell such Product prior to the depletion of its shelf life below a level that would be acceptable to relevant wholesalers. (l) No Transferring Product comprised within the Transferring Inventory is adulterated or misbranded within the meaning of the FDCA or equivalent Law in any relevant jurisdiction, or is an article which may not, under the provisions of Section 404, 505, or 512 of the FDCA or Section 351 of the PHSA, be introduced into interstate commerce. (m) Except as set forth on Section 2.13(m) of the Disclosure Schedule, the quantity of (i) finished Product, (ii) work-in-progress and (iii) [***]. Section 2.14 Government Contracts. Sellers have complied with all terms, conditions, and applicable legal requirements of each Government Contract included among the Assigned Contracts (each a “Business Government Contract”), have not received notice of any actual or alleged violation or breach of any such terms, conditions, or applicable legal requirements of any Business Government Contract, and no events have occurred which would reasonably be expected to result in any actual or alleged violation or breach of any such terms, conditions, or applicable legal requirements of any Business Government Contract. All representations, certifications and statements made or submitted with respect to each Business Government Contract were current, accurate, and complete as of the date made or submitted and were made or submitted by an authorized representative of Sellers, and Sellers have revised or updated such representations, certifications and statements as required. Neither Sellers nor any of its owners, officers, directors, or employees, nor to Sellers’ Knowledge, consultants, agents, or representatives, is currently debarred or suspended, or proposed for debarment or suspension, or otherwise ineligible to do business with any Governmental Body, and to Sellers’ Knowledge, there are no circumstances that would be reasonably expected to warrant the institution of debarment or suspension proceedings against any of them. Except as set forth on Section 2.14 of the Disclosure Schedule, to the Knowledge of Sellers, none of the Intellectual Property Assets have been developed under any contract with the U.S. Government such that some or all of them are subject to the restrictions of the Bayh-Dole Act or other applicable federal regulations that apply to government funded intellectual property. All Intellectual Property Assets previously delivered to the U.S. Government related to the Purchased Assets have been marked with the

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 31 appropriate restrictive markings and Sellers have complied in all material respects with all applicable legal and contractual requirements relating to the placement of legends or assertion of restrictive markings on any Intellectual Property Assets delivered or provided to the U.S. Government. Section 2.15 Insurance. Sellers in connection with the operation of the Business, and any Acquired Company have adequate insurance coverage in line with market practice for companies conducting a similar business. All insurance policies maintained by Sellers or the Acquired Companies in connection with the Business provide an adequate insurance coverage of the Business in accordance with prevailing market standards, and are in full force and effect and all premiums due and payable thereon have been paid, and no Seller or any Acquired Company is in breach or default of any of the insurance policies or has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default or permit termination or modification of any of the insurance policies. There is and have been in the Lookback Period, no pending claim exceeding an amount of $500,000 under any insurance policy for the Acquired Companies. Section 2.16 Litigation. Except as set forth on Section 2.16 of the Disclosure Schedule, (a) there are no material Proceedings pending or, to Sellers’ Knowledge, threatened, against any Acquired Company or against a Seller in connection with the operation of the Business, at law or in equity, or before or by any Governmental Body, and (b) neither Seller in connection with the operation of the Business nor any Acquired Company is subject to any outstanding Order of any Governmental Body Section 2.17 Product Liability. During the Lookback Period, no bona fide claims (a) have been asserted or, (b) to Sellers’ Knowledge, threatened, against (in each case (a) and (b)) (i) any Acquired Company or (ii) any Seller for (x) Liabilities for death or serious bodily injury to any Person primarily resulting from any actual or alleged defect in any Transferring Product or (y) any material Liability assessed with respect to any failure to warn in accordance with applicable Law arising out of any Transferring Product. Section 2.18 Employees. (a) Section 2.18(a) of the Disclosure Schedule sets forth a true, correct and complete list as of the date specified in such Schedule of all of the employees of the Acquired Companies and those employees of a Seller that are primarily engaged in the operation of the Business (collectively, the “Business Employees”), indicating each such employee’s (i) assigned ID, (ii) legal employer, (iii) job title, (iv) whether classified as exempt or non-exempt for wage and hour purposes, (v) date of hire, (vi) annual base salary, whether paid on a salary, hourly or commission basis, (vii) annual bonus or commission potential or other cash incentive opportunity for which employee is eligible, (viii) principal work location (including city, state, and country), (ix) full-time or part-time status (or leave status, as applicable), (x) work visa/permit status if applicable; (xi) with respect to the Business Employees of Berna, overtime (Überstunden und Überzeit) and holiday credits; (xii) severance terms and (xiii) long- term incentives (if any). Sellers have separately provided Buyer with the names of each Business Employee corresponding with the assigned ID in the foregoing Schedule. (b) Section 2.18(b) of the Disclosure Schedule sets forth a true, correct and complete list as of the date specified in such Schedule of all independent contractors, consultants, and advisors of the Acquired Companies and of a Seller that are primarily engaged in the operation of the Business, including such individual’s (i) name, (ii)

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 32 engagement date and estimated termination date, (iii) compensation per year, and (iv) principal work location (including city, state, and country). Sellers have separately provided Buyer with the names and contracts of each independent contractor, consultant and advisor in the foregoing Schedule. (c) Except as set forth on Section 2.18(c) of the Disclosure Schedule: (i) neither Seller in connection with the operation of the Business and no Acquired Company is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strike, work stoppages, picketings, lockouts, other organized work interruptions, or material labor dispute, claim of unfair labor practices, or other collective bargaining dispute during the Lookback Period; (ii) there are no material disputes, whether written or, to Sellers’ Knowledge oral, pending between any Seller or any Acquired Company and any of the Business Employees; (iii) to Sellers’ Knowledge, there are no current union representation questions involving any of the Business Employees; (iv) during the Lookback Period, there has not been any unfair labor practice charge or complaint pending, unresolved or, to Sellers’ Knowledge, threatened or reasonably anticipated by or on behalf of any employees of any Seller before any court, Arbitrator, the National Labor Relations Board or other Governmental Body relating to the employment practices of Sellers in connection with the operation of the Business or of the Acquired Companies; (v) during the Lookback Period, each Seller in connection with the operation of the Business and each Acquired Company has been in compliance in all material respects with (a) all applicable Laws respecting labor, employment, staff leasing, fair employment practices, work place safety and health, terms and conditions of employment, wages and hours, the proper classification and treatment of employees as exempt or non-exempt, immigration status, employee safety and health, and the proper classification, registration with competent (social security) authorities, and treatment of any employee, director, manager, member of any other corporate body, independent contractor or any other person or entity who has in the past or currently provides services to such Acquired Company and (b) the requirements of the Immigration Reform Control Act of 1986; and in each case, with respect to Business Employees, no Seller (i) is liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing and (ii) is liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (in each case, other than routine payments to be made in the Ordinary Course of Business and consistent with past practice). To Sellers’ Knowledge, all employees are authorized and have appropriate documentation to work in the jurisdiction in which they are working. (vi) the services provided by each Business Employee located in the U.S. are terminable at the will of each Seller;

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 33 (vii) during the Lookback Period and in connection with the operation of the Business, no Seller is, nor has it even been, a party to a settlement agreement related to allegations of employment discrimination or sexual harassment or misconduct by an officer, director or employee of Sellers; (viii) each Seller is in compliance with the WARN Act, or any similar applicable law. During the Lookback Period and in connection with the operation of the Business, (A) no Seller has effectuated a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of its business, (B) there has not occurred a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of any Seller and (C) no Seller has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar applicable law. No Seller has caused any of the Business Employees to suffer an “employment loss” (as defined in the WARN Act or any similar applicable law) during the 90-day period prior to the date of this Agreement; (ix) to Sellers’ Knowledge, no employee of any Seller primarily engaged in the operation of the Business is in violation of any term of any employment agreement, noncompetition agreement/clause, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by any Seller because of the nature of the business conducted or planned to be conducted by any Seller or to the use of trade secrets or proprietary information of others; and (x) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with any other event, would reasonably be expected to: (i) entitle any Business Employee or other service provider of any Seller primarily engaged in the operation of the Business (or any dependent or beneficiary thereof) to any payment of compensation; (ii) increase the amount of compensation or benefits due to any such person; (iii) accelerate the vesting, funding or time of payment of any compensation, equity award, phantom equity award or other benefit; (iv) require a contribution by any Seller to any employee Plan; or (v) result in any payments or benefits that, individually or in combination with any other payment, could constitute the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise tax under Section 4999 of the Code. This Section 2.18 contains the sole representations and warranties of Sellers with respect to labor and employee matters. Section 2.19 Employee Benefits. (a) Section 2.19(a) of the Disclosure Schedule contains a list of each material benefit, retirement, employment, consulting, compensation, incentive, bonus, stock option, restricted stock, stock appreciation right, phantom equity, change in control, severance, vacation, paid time off, welfare and fringe-benefit agreement, plan, policy and program in effect and covering one or more Business Employees, former employees of the Business, current or former directors of the Business or the beneficiaries or dependents of any such Persons, and is maintained, sponsored,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 34 contributed to, or required to be contributed to by Seller or by an Acquired Company, or under which Seller or an Acquired Company has any current or contingent material liability or obligation to contribute, including contributions to plans sponsored by Swiss occupational benefit legislation, other than any plan or insurances sponsored and maintained by a Governmental Body that provides for social security, workers’ compensation and similar benefits under applicable Law (e.g., any mandatory Swiss social security insurances such as old-age and survivors’ insurance Alters und Hinterlassenenversicherung (AHV)), unemployment insurance (Arbeitslosenversicherung (ALV)), disability insurance (Invalidenversicherung (IV)) and mandatory accidence insurance (Unfallversicherung (UV)) (as listed on Section 2.19(a) of the Disclosure Schedule, each, a “Benefit Plan”). (b) Except as set forth in Section 2.19(b) of the Disclosure Schedule, to Sellers’ Knowledge, each Benefit Plan and related trust complies with all applicable Laws (including ERISA, the Code and applicable local Laws). Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a “Qualified Benefit Plan”) has received a favorable determination letter from the Internal Revenue Service, or with respect to a prototype plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code. With respect to any Benefit Plan, to Sellers’ Knowledge, no event has occurred or is reasonably expected to occur that has resulted in or would subject a Seller or Acquired Company to a Tax under Section 4971, 4980B, 4980D or 4980H of the Code or the Purchased Assets to a lien under Section 430(k) of the Code. (c) Except as set forth in Section 2.19(c) of the Disclosure Schedule, (i) other than routine claims for benefits, there are no pending or, to Sellers’ Knowledge, threatened Proceedings by or on behalf of any participant in any Seller Benefit Plan, or otherwise involving a Seller Benefit Plan or the assets of any Seller Benefit Plan, (ii) there has been no material non-exempt “prohibited transaction” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA, and (iii) to Sellers Knowledge, no breach of fiduciary duty (as determined under ERISA) with respect to any Seller Benefit Plan. (d) Except as set forth in Section 2.19(d) of the Disclosure Schedule, no Benefit Plan: (i) is subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code; or (ii) is a “multiemployer plan” (as defined in Section 3(37) of ERISA). Neither Seller nor any Acquired Company has: (A) withdrawn from any pension plan under circumstances resulting (or expected to result) in liability; or (B) engaged in any transaction which would give rise to a liability under Section 4069 or Section 4212(c) of ERISA. (e) Except as set forth in Section 2.19(e) of the Disclosure Schedule and other than as required under Section 4980B of the Code or other applicable Law, no Benefit Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement or other termination of employment (other than death benefits when termination occurs upon death). (f) Except as set forth in Section 2.19(f) of the Disclosure Schedule, no Benefit Plan exists that could: (i) result in the payment to any Business Employee, director or consultant of the Business of any money or other property; or (ii) accelerate the vesting of or provide any additional rights or benefits (including

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 35 funding of compensation or benefits through a trust or otherwise) to any Business Employee, director or consultant of the Business, in each case, as a result of the execution of this Agreement. (g) Except as set forth in Section 2.18(g) of the Disclosure Schedule, each Seller Benefit Plan or other plan, program, policy or arrangement that constitutes a “nonqualified deferred compensation plan” within the meaning of Treasury Regulation Section 1.409A-1(a)(i) has been operated in material compliance and has been documented in material compliance with Section 409A of the Code, as amended, and the Treasury regulations and related guidance promulgated thereunder. (h) With respect to any Benefit Plan maintained in Switzerland, all material social security payments and material pension fund contributions relating to any period prior to the Closing Date to be paid by the Acquired Companies with respect to the employees of the Acquired Companies and to such Swiss Benefit Plans in favor of the employees of the Acquired Companies have been paid when due according to the applicable Laws and the respective regulations of the applicable Benefit Plans or have been adequately provided for in the Financial Statements. The Benefit Plans maintained in Switzerland have no claim against the Acquired Companies or Sellers, other than for the current ordinary contributions. (i) According to applicable local accounting and actuarial rules, (i) the commitments of the Swiss pension schemes to which the Acquired Companies are affiliated are fully funded, and (ii) the Swiss pension schemes regarding the current and former employees of the Acquired Companies are covered by more than 100% pursuant to the latest actuarial reports. This Section 2.19 contains the sole representations and warranties of Sellers with respect to employee benefit matters. Section 2.20 Environmental. Except as set forth in Section 2.20 of the Disclosure Schedule or in any Environmental Document obtained by or made available to, or prepared or created by, Buyer (including Environmental Documents obtained from or made available by or on behalf of Sellers): (a) as of the date of this Agreement, Sellers with respect to the operation of the Business, the Purchased Assets, and the Acquired Companies are in compliance with all applicable Environmental Laws, (b) during the Lookback Period, neither Seller with respect to the Business nor any Acquired Company has received any written notice from any Governmental Body regarding any actual or alleged violation of Environmental Laws or indicating that any Acquired Company has been identified by the United States Environmental Protection Agency as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B, and (c) to Sellers’ Knowledge, during the Lookback Period, neither Seller with respect to the operation of the Business nor any Acquired Company has disposed of or released any Hazardous Substance at any Owned Real Property in quantities or concentrations that require investigation or remediation by such Seller or Acquired Company under applicable Environmental Laws. Berna has and at all times during the Lookback Period has had, all material environmental authorizations, permits, licenses, and certificates granted or issued by a Governmental Body or private institution necessary to conduct its business. This Section 2.20 contains the sole representations and warranties of Sellers with respect to environmental matters, not including environmental matters related to Owned Real Property.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 36 Section 2.21 Brokers. Except as set forth on Section 2.21 of the Disclosure Schedule, neither Seller nor any Acquired Company has employed any financial advisor, broker or finder, or incurred any liability for any broker’s fees, commissions or finder’s fees, in connection with any of the transactions contemplated hereby. Section 2.22 Illegal Payments; FCPA. Neither Seller with respect to the Business, any Acquired Company, nor any of their respective Affiliates in respect of the Business has, directly or indirectly, violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any such other applicable anti-bribery Laws, including by: (a) the use of any company funds for unlawful contributions, gifts, entertainment or other expenses relating to political activity; (b) making any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from company funds; or (c) making or receiving any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment. This Section 2.22 contains the sole representations and warranties of Sellers with respect to anti-bribery Laws. Section 2.23 Trade Control Laws. Since October 4, 2018, each Acquired Company and any officer, director, employee or, to Sellers’ Knowledge, agent of any Acquired Company: (a) has been in compliance with all applicable laws and regulations pertaining to export controls and trade and economic sanctions (collectively, “Trade Control Laws”); and (b) has obtained any licenses, registrations, and other authorizations required under applicable Trade Control Laws for the conduct of its business. Since October 4, 2018, no Acquired Company or any officer, director, employee or, to Sellers’ Knowledge, any agents acting on behalf of any of the foregoing (i) is or has been a Person with whom transactions are prohibited or restricted under any applicable Trade Control Laws or (ii) has violated or made a disclosure (voluntary or otherwise) to any Governmental Body regarding any Trade Control Laws. Since October 4, 2018, no Acquired Company has engaged in any transaction or otherwise dealt, directly or knowingly indirectly, with a country or territory that is the subject of comprehensive sanctions (Cuba, Iran, North Korea, Syria, or the Crimea, Donetsk, or Luhansk regions of Ukraine) in violation of applicable Trade Control Laws. To Sellers’ Knowledge, no Proceeding, governmental investigation, or inquiry related to Trade Control Laws is or has been pending or threatened in writing against any Acquired Company or any officer or director of any Acquired Company (in his or her capacity as an officer or director of any Acquired Company) by or before (or, in the case of a threatened matter, that would come before) any Governmental Body. Section 2.24 CHIK Development Plans. As of the date of this Agreement, Sellers and their respective Affiliates are not Developing and have no intention to Develop any vaccine for the prevention or prophylaxis of chikungunya (with the exception of the CHIK VLP). During the Lookback Period through the date of this Agreement Sellers and their respective Affiliates have not been engaged in the Development of any vaccine for the prevention or prophylaxis of chikungunya (with the exception of the CHIK VLP). Section 2.25 No Other Representations or Warranties. Except for the representations and warranties of Sellers expressly set forth in this ARTICLE 2 (in each case, as modified by the Disclosure Schedule) (the “Express Representations”), neither Seller, any of their Affiliates nor any of their respective directors, officers, employees, managers, shareholders, members, agents, representatives or any other Person makes or will be deemed to have made any representation or warranty whatsoever to Buyer or its Affiliates, oral or written, express or implied, it being understood, acknowledged and agreed that any and all such other representations or warranties (including any representation or warranty with respect to the subject matter of this Agreement, the Purchased Assets, the Acquired

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 37 Companies, the Business, the Shares, or the execution or delivery hereof or the consummation of the transactions contemplated hereby) are being and shall be deemed to have been disclaimed by Sellers and all of their Affiliates. Except as expressly set forth in the Express Representations, neither Seller, any of their Affiliates nor any of their respective directors, officers, employees, managers, shareholders, members, agents, representatives or any other Person shall be liable in respect of the accuracy or completeness of any information provided to Buyer or any of its Affiliates, directors, officers, employees, partners, members, equity holders, investors or Representatives. EXCEPT AS OTHERWISE EXPRESSLY REPRESENTED OR WARRANTED IN THIS AGREEMENT, BUYER IS AND WILL ACQUIRE THE BUSINESS, THE PURCHASED ASSETS, THE ACQUIRED COMPANIES AND THE SHARES WITHOUT ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IN AN “AS IS” CONDITION AND ON A “WHERE IS” BASIS. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER Buyer makes the following representations and warranties to Sellers. Section 3.1 Organization. Buyer is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Buyer has all requisite power and authority to carry on its businesses. Section 3.2 Authorization. Buyer has the requisite power and authority to execute and deliver the Transaction Documents to which it is (or will be) a party and to perform its obligations thereunder. The execution and delivery by Buyer of each of the Transaction Documents to which it is (or will be) a party, and the performance by Buyer of its obligations thereunder, have been duly authorized by all requisite organizational action. This Agreement has been duly and validly executed and delivered by Buyer and, assuming the due authority, execution and delivery by each Seller, constitutes, and each of the other Transaction Documents to which Buyer is a party will be duly and validly executed and delivered by Buyer (as applicable), and when so executed and delivered by the other parties thereto (assuming the due authority, execution and delivery by such other parties) shall constitute, a valid and legally binding obligation of Buyer (to the extent a party thereto), enforceable other than in a de minimis respect against Buyer (to the extent a party thereto) in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity). Section 3.3 Noncontravention. Neither the execution and delivery by Buyer of this Agreement and the other Transaction Documents to which Buyer is (or will be) a party nor the performance by Buyer of its obligations hereunder or thereunder will, with or without the sending of notice or passage of time (or both): (a) violate any Law or Order to which Buyer is subject or any provision of their respective Organizational Documents; or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any Contract or other arrangement to which Buyer is a party or by which Buyer is bound or to which any of their assets are subject, except with respect to clause (b), for violations, breaches, defaults, terminations, cancellations or accelerations that would not reasonably be expected to prevent Buyer from consummating the transactions contemplated

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 38 by this Agreement. Except for any notices, filings, authorizations, consents or approvals of any Governmental Body required to be obtained prior to the Closing, including under applicable antitrust or foreign investment laws, Buyer is not required by Law, Contract or otherwise to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Body in order to consummate the transactions contemplated by this Agreement. Section 3.4 Proceedings. There are no Proceedings pending or, to the knowledge of Buyer, threatened against Buyer that: (a) question the validity of this Agreement or any action taken or to be taken by Buyer in connection with, or which seek to enjoin or obtain monetary damages in respect of, this Agreement; or (b) that, individually or in the aggregate, would reasonably be expected to prevent or delay in any material respect the ability of Buyer to perform its obligations under and consummate the transactions contemplated by this Agreement. Section 3.5 Financing. (a) Subject to Section 3.5(b), Buyer has immediately available funds sufficient to consummate the transactions contemplated by this Agreement, including the payment of the Estimated Closing Cash Payment and all fees and expenses payable by Buyer in connection with the transactions contemplated by this Agreement. (b) Buyer has delivered to Sellers true, correct and complete copy of the Debt Commitment Letter. As of the of this Agreement, the Debt Commitment Letter is a legal, valid and binding obligation of Buyer and, to the knowledge of Buyer, each other party thereto, and enforceable against Buyer and, to the knowledge of Buyer, each other party thereto in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and principles of equity. There are no conditions precedent related to the funding of the full amounts of the Debt Financing and, to the knowledge of Buyer, no other contingencies or rights that would permit the parties thereto to reduce the total amount of the Debt Financing contemplated by the Debt Commitment Letter to be funded on the Closing Date, other than as set forth in the Debt Commitment Letter. Except for the Debt Commitment Letter, as of the date of this Agreement, there are no other contracts, agreements, “side letters” or other arrangements to which Buyer or any of its Affiliates is a party relating to the Debt Commitment Letter or the Debt Financing that could reasonably be expected to adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing on the Closing Date. Section 3.6 Solvency. Assuming: (a) that the representations and warranties of the Sellers set forth in ARTICLE 2 are true and correct in all material respects as of Closing, and (b) the satisfaction of the conditions to Buyer’s obligation to consummate the transactions contemplated by this Agreement set forth in Section 5.1 and Section 5.3 below immediately following Closing, after giving effect to the transactions contemplated by this Agreement, Buyer the Acquired Companies will be Solvent. No transfer of property is being made by (or at the direction of) Buyer, and no obligation is being incurred by (or at the direction of) Buyer, in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any Acquired Company.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 39 Section 3.7 Investment Intent. Buyer is acquiring the Shares for investment and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling the Shares. Buyer understands and agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available thereunder, and without compliance with state, local and foreign securities Laws, in each case, to the extent applicable. Section 3.8 Broker’s Fees. Neither Buyer nor anyone acting on its behalf has incurred or will incur any liability or obligation to pay fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement or other Transaction Documents for which any Seller (or, if Closing does not occur, any Seller or any Acquired Company) will be liable. Section 3.9 No Other Representations or Warranties. Buyer has not made, and it will not be deemed to have made, any representation or warranty in connection with this Agreement or the transactions contemplated hereby other than as expressly made by it in this ARTICLE 3 or any other Transaction Document to which it is party. Buyer acknowledges that, except as expressly for the Express Representations, neither Seller nor any other Person is making and will not be deemed to have made, and Buyer is not relying on, any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, in connection with or with respect to the transactions contemplated herein (it being understood, for the avoidance of all doubt, all representations and warranties (other than the Express Representations) have been expressly and specifically disclaimed by (and Buyer has accepted the disclaimer by) Sellers). Section 3.10 R&W Insurance. Prior to the date of this Agreement, Buyer has provided Sellers with true, complete and correct copies of: (a) the R&W Insurance Binder entered into by Buyer concurrently with the execution and delivery of this Agreement; (b) the no claims declaration delivered by Buyer to the insurer under the R&W Policy; and (c) the R&W Policy that will be issued to Buyer at Closing. ARTICLE 4 COVENANTS AND AGREEMENTS Section 4.1 Conduct of Business Pending Closing. During the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement in accordance with ARTICLE 6: (a) except as set forth on Section 4.1(a) of the Disclosure Schedule, for actions expressly contemplated, permitted or required by this Agreement as required by applicable Law or as otherwise consented to in writing by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned; provided that the consent of Buyer shall be deemed to have been given if Buyer does not object within five Business Days from the date on which a request for such consent is provided to Buyer), Sellers shall, and Sellers shall cause the Acquired Companies to, use commercially reasonable efforts to conduct the Business in the Ordinary Course of Business; (b) Without limiting the generality of Section 4.1(a), from and after the date hereof until the earlier of the Closing Date and the termination of this Agreement, except as set forth on Section 4.1(b) of the Disclosure Schedule, the Sellers shall not in connection with their operation of the Business, and shall cause

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 40 each Acquired Company not to, except as consented to in writing by Buyer (which consent may not unreasonably be withheld, conditioned or delayed): (i) implement or adopt any material change in the accounting principles, practices or methods of any Acquired Company, other than as may be required by Law or applicable accounting requirements; (ii) (A) terminate, enter into, establish, adopt, or materially amend any Benefit Plan, or materially increase the compensation or benefits of any Acquired Company employee, other than, in any such case, (1) as would not result in liability to any Acquired Company following the Closing, (2) to the extent paid in cash prior to Closing or to the extent included in Closing Transaction Expenses, (3) in the Ordinary Course of Business of the applicable Acquired Company, provided such increases do not exceed, in the aggregate [***]% of the aggregate cost of all annual employee compensation of the Acquired Companies, (4) in the case of new hires or promotions, subject to clause (C) of this paragraph (ii), or (5) as required by Law or by any Benefit Plan in effect as of the date of Agreement; (B) terminate the employment or services of any officer or employee of an Acquired Company whose annual base compensation is greater than $[***], other than for cause; or (C) hire any officer, employee or independent contractor or consultant (who is a natural person or a single-member entity) whose annual compensation from the Acquired Companies exceeds $[***], other than to fill a new or existing vacancy in the Ordinary Course of Business; (iii) compromise or settle any Proceeding (x) resulting in an obligation of any Acquired Company to pay more than $[***] in respect of compromising or settling such Proceeding or (y) resulting in any non-cash obligation on any Acquired Company that would remain in effect following the Closing; (iv) (A) acquire (by merger or stock or asset purchase or otherwise) any corporation, partnership, other business organization or any material business, assets or division thereof, (B) acquire, lease or license any right or other asset from any other Person for an aggregate value in excess of $[***], (C) sell or otherwise dispose of, lease or requested with respect to the omitted portions license (or grant any other right with respect to), any material right or asset to any other Person (other than sales of inventory in the Ordinary Course of Business), or (D) encumber or subject to any right or asset to any Encumbrance other than a Permitted Encumbrance or any Encumbrance that will be released prior to the Closing; (v) amend its Organizational Documents; (i) with respect to any Acquired Company, (A) enter into any written Contract with respect to any Indebtedness with a third party in excess of $[***], (B) make any loans or advances (other than employee loans or advances in the Ordinary Course of Business) or capital contributions to, or investments in, any Person or (C) enter into any “keep well” or other Contract to maintain any financial statement condition of another Person; (ii) (A) other than in connection with or in furtherance of the Reorganization, declare set aside or pay any non-cash dividend on, or make

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 41 any other non-cash distribution (whether in stock or property) in respect of, any Equity Interests of any of the Acquired Companies, (B) split, combine or reclassify any Equity Interests of the Acquired Companies, or issue or authorize the issuance of any securities in respect of, in lieu of or in substitution for Equity Interests of any of the Acquired Companies, (C) purchase, redeem or otherwise acquire any Equity Interests of any of the Acquired Companies, or any option, warrant, call or right relating to such Equity Interests, or (D) issue, grant, deliver or sell, or pledge or otherwise encumber or dispose of, any Equity Interests of any of the Acquired Companies, or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire or receive, any such Equity Interests or any equity appreciation rights, phantom equity awards or other rights that are linked in any way to the price or value of Equity Interests of any of the Acquired Companies; (iii) make, revoke or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any federal, state or foreign income Tax Return or any other material Tax Return (other than Tax Returns due on or prior to the Closing Date), file any amendment to a federal, state or foreign income Tax Return or any other material Tax Return, enter into any Tax sharing or similar agreement or closing agreement, settle or compromise any audit, proceeding, claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes, enter into intercompany transactions giving rise to deferred gain or loss of any kind, in each case, to the extent such action could reasonably be expected to increase a Tax liability for Buyer in a taxable period ending after the Closing Date (other than a Straddle Period); (iv) (A) enter into any lease or sublease of real property, (B) enter into any Contract, if existing on the date hereof, that would constitute a Material Contract (except for Contracts with customers, suppliers, or distributors in the Ordinary Course of Business), or (C) waive, release or assign any material rights or claims under, fail to take a required action under, fail to exercise a right of renewal under, or modify, amend or terminate any Material Contract (in each case, except in the Ordinary Course of Business); (v) (A) commence, participate or agree to commence or participate in any plan or arrangement for the complete or partial dissolution, liquidation, merger, consolidation, restructuring, recapitalization or other reorganization of any of the Acquired Companies (other than as contemplated by this Agreement, including the Reorganization), including any bankruptcy, winding up, examinership, insolvency or similar proceeding in respect of any Acquired Company or (B) create any Subsidiary of any of the Acquired Companies (other than the other Acquired Companies); (vi) (A) except as required in the diligent prosecution of the Intellectual Property Rights comprised within the Intellectual Property Assets, Owned Business Intellectual Property, and Licensed Business Intellectual Property grant, extend, amend, abandon, waive or modify any material rights in or to such Intellectual Property Rights, (B) fail to take reasonable steps to prosecute the Intellectual Property Rights comprised within the Intellectual Property Assets, Owned Business Intellectual Property, and Licensed Business

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 42 Intellectual Property in a manner consistent with past practice in the Ordinary Course of Business, or (C) fail to take reasonable steps to maintain the confidentiality and security of their trade secrets or any other Intellectual Property Rights comprised within the Intellectual Property Rights comprised within the Intellectual Property Assets, Owned Business Intellectual Property, and Licensed Business Intellectual Property that are confidential or intended to be kept confidential in a manner consistent with past practice in the Ordinary Course of Business; (vii) materially change or modify the development, manufacture or commercialization practices and procedures with respect to any of the Transferring Products, except in a manner consistent with past practice in the Ordinary Course of Business or as otherwise required by Law; (viii) (A) commence or terminate any clinical trial of any Transferring Product, (B) materially modify the operation of any clinical trial of any Transferring Product, or (C) materially modify the protocol of any clinical trial of any Transferring Product (or allow any of the foregoing (A)- (C) to occur), otherwise than as required by applicable Law or for safety considerations; (ix) engage in any correspondence, communication or consultation with any Governmental Body or any counterparty to a contract manufacturer agreement or similar arrangement without providing Buyer with prior written notice and the opportunity to consult with the Seller or the applicable Acquired Company with respect to such correspondence, communication or consultation, in each case, other than in the Ordinary Course of Business; (x) engage in any practice that could reasonably be considered Channel Stuffing of any Product; (xi) (A) delay payments or (B) extend or amend payment terms to suppliers and contractors in relation to the Accrued Clinical Trial Costs; or (xii) authorize or enter into any Contract with respect to any of the foregoing. (c) Sellers shall, during the period from the date hereof through the Closing or earlier termination of this Agreement, Sellers shall and shall cause their Affiliates to regularly consult with the Buyer as reasonably requested by Buyer with regard to the operation and management of any ongoing clinical trials of the Transferring Products and shall reasonably and in good faith consider all of the Buyer’s comments with regard thereto. (d) Except for the transactions contemplated hereby, during the period from the date hereof through the Closing or the earlier termination of this Agreement, Sellers shall not and shall cause its Affiliates and Representatives not to (and shall not authorize any of them to), directly or indirectly, take any action to facilitate, solicit, encourage, initiate, engage or otherwise cooperate in any way (including by assisting a Person other than Buyer or its Affiliates or Representatives) in discussions or negotiations with any Person (other than Buyer and its Affiliates and Representatives) concerning any sale of the Equity Interests (including the Shares) of, or license, sale or other disposition of any material portion of the assets or Intellectual Property Rights of or related to (including by merger or consolidation), the Purchased Assets or Acquired Companies (other than the sale of inventory in the ordinary course of

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 43 business) (each such acquisition transaction, an “Alternative Transaction”). Sellers shall, and shall direct their respective Affiliates and Representatives to, (a) immediately cease and cause to be terminated all existing discussions or negotiations with any Person (other than Buyer and its Affiliates and Representatives) conducted heretofore with respect to any Alternative Transaction and (b) cease to provide any confidential information (including by immediately terminating all access to the data room and all information contained therein) to such Person(s) and each of their Representatives. (e) Sellers shall, and shall instruct their respective Representatives to, consult with Buyer and take Buyer’s feedback into consideration before any communication with any Governmental Body regarding the Purchased Assets or any Acquired Company. Section 4.2 Access to Information. (a) Subject to applicable restrictions contained in any confidentiality agreement to which either Acquired Company or any Seller is subject, during the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement in accordance with ARTICLE 6, upon reasonable prior written notice and subject to applicable Laws relating to the exchange of information and confidentiality obligations applicable to information furnished to Sellers or the Acquired Companies by third parties that may be in the possession of Sellers or the Acquired Companies from time to time, the Sellers shall afford to the Representatives of Buyer, during normal business hours and in a manner as to not interfere with the normal operation of the Business or the Acquired Companies, reasonable access to the properties, books, Contracts and records of the Business, and Sellers shall make available to Buyer such information concerning the Business, the Purchased Assets and the Business Employees as Buyer may reasonably request to effect the consummation of the transactions contemplated by this Agreement; provided, however, that (a) neither Buyer nor its Representatives shall perform, or request or cause to be performed, intrusive soil or groundwater sampling at any Owned Real Property, (b) such right shall not apply to information subject to an attorney-client privilege, (c) such inspection shall be conducted in accordance with all applicable antitrust or competition Laws, shall only be upon reasonable notice and shall be at Buyer’s sole cost and expense, and (d) Sellers need not supply any information which, in the good faith judgment of Sellers is under a contractual or legal obligation not to supply; provided, however, that at Buyer’s reasonable request and at the expense of Buyer, Sellers shall use their commercially reasonable efforts to seek the consent of any party whose consent is required to remove any contractual restriction on disclosure to Buyer. Sellers shall have the right to have one or more of their Representatives present at all times during any such reviews, examinations or discussions. Prior to the Closing, without the prior written consent of Sellers, Buyer shall not, and Buyer shall cause its Representatives not to, contact any customers, suppliers, lenders, business counterparties or competitors of the Business regarding the Purchased Assets or the operations or prospects of the Business regarding this Agreement or the transactions contemplated hereby. Prior to the Closing, (i) any information provided to or obtained by Buyer or its Representatives pursuant to this Section 4.2 or any other provision of this Agreement will be subject to the confidentiality agreement between Buyer and Emergent BioSolutions, Inc., a Delaware corporation, dated as of September 19, 2022 (the “Confidentiality Agreement”), the provisions of which are incorporated herein by reference, and shall

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 44 be held by Buyer and its Representatives in accordance with and be subject to the terms and conditions of the Confidentiality Agreement, and (ii) Buyer agrees to be bound by and comply with the provisions set forth in the Confidentiality Agreement as if such provisions were set forth herein, which provisions are hereby incorporated herein by reference. (b) The Parties acknowledge that any of the Buyer, the Acquired Companies and each of their Representatives may wish to inspect and/or copy following Closing, and/or retain copies taken prior to Closing of, the Product Registrations, Regulatory Documents and any other books and records relating to the Transferring Product and the Business delivered to the Buyer under this Agreement or retained by the Sellers (the “Records”) for the purpose of: (i) dealing with any report, return, statement, audit, filing or other requirement required under any applicable Law; (ii) dealing with its Tax affairs; (iii) dealing with any Proceeding (including with or by any Governmental Body); or (iv) dealing with any other matter arising out of this Agreement or the transactions contemplated hereby. Sellers shall, upon being given reasonable notice by the other Party, make the Records available to any of the Buyer, the Acquired Companies and each of their Representatives for inspection and copying, in each case for and (in the opinion of the relevant Party) to the extent necessary or expedient for one or more of the purposes as set out in Section 4.2(b) above; provided, however, that (1) any such access does not unreasonably interfere with the normal business operations of the Acquired Companies, and (2) Sellers shall not be required to make any Records available to Buyer or any of the Acquired Companies if in the reasonable opinion of Sellers’ counsel such disclosure would reasonably be expected to jeopardize an attorney-client or other privilege. (c) Buyer will, and will cause the Acquired Companies to, retain until the seventh anniversary of the Closing Date any books and records of the Acquired Companies or any other books and records included among the Purchased Assets relating to pre-Closing periods to the extent in the possession of Buyer or an Acquired Company as of Closing. After Closing, upon reasonable notice, Buyer will, and will cause the Acquired Companies to, provide Sellers and their Representatives with reasonable access (including the right to make copies at their expense) during normal business hours to such pre-Closing Books and Records of the Acquired Companies as is reasonably necessary in connection with any post-Closing matters; provided that any such access does not unreasonably interfere with the normal business operations of the Acquired Companies. Section 4.3 Support of Transactions; Efforts to Obtain Approvals and Consents; Regulatory Approvals. (a) Support of Transactions. Subject to the terms and conditions of this Agreement, Sellers and Buyer shall, and shall cause their respective Affiliates to, use their respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all Laws that may be imposed on such Parties or their Affiliates with respect to the transactions contemplated hereby

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 45 (including filings under applicable antitrust and foreign investment laws) and, subject to the conditions set forth in ARTICLE 5, to consummate the transactions contemplated hereby as promptly as practicable, to obtain (and to cooperate with the other Parties to obtain) as promptly as practicable any consent, authorization, or approval of, any other third party that is required to be obtained by them or any of their respective Affiliates in connection with the transactions contemplated hereby, and to comply with the terms and conditions of any such consent, authorization, or approval. (b) Costs and Expenses. Buyer expressly acknowledges and agrees that it shall be solely liable and responsible for satisfying, discharging and paying any and all filing and regulatory fees, costs, expenses or other payments arising from or relating to any filings, consents or other actions contemplated or required to be taken in connection with the consummation of the transactions contemplated by this Agreement, whether under or pursuant to this Section 4.3(b) or any other provision of this Agreement, including, among others, any and all of the following: (i) all fees payable to the Governmental Body in connection with the antitrust, competition or trade regulation matters contemplated by this Agreement, (ii) advisor fees and expenses (including, if applicable, any fees and expenses owed to any expert, including economist, retained in connection with the transactions contemplated by this Agreement or any approvals, consents or authorizations required in connection therewith, including those retained in connection with obtaining, or in providing any information required or requested by any Governmental Body in connection with any filings or requests to obtain, any authorizations or consents described above or otherwise required from any antitrust or, competition or trade regulatory approvals, authorizations or consents relating to the transactions contemplated hereby) and (iii) all other fees, costs, expenses or other amounts required to be satisfied, discharged or paid to obtain (or in connection with any filings, consents or other actions taken in furtherance of, or to facilitate, the obtaining of) any consents, authorizations or approvals required or otherwise pursued in connection with the consummation of the transactions contemplated by this Agreement, including those made with or required to be obtained from any third Person or pursuant to any Assigned Contract or any Contract to which an Acquired Company is a party or which any of their respective assets or properties are bound or subject (the fees, costs, expenses and other payments listed in (i), (ii) and (iii) above being referred to herein as, “Filing and Consent Expenses”); provided, however, that for the avoidance of doubt, the Filing and Consent Expenses shall not include the fees and expenses of Sellers’ counsel and its other advisors (other than economists retained in connection with any approval consents or authorizations required in connection with the transactions contemplated in this Agreement). To the extent that any Filing and Consent Expenses or other amounts for which Buyer is responsible hereunder are incurred or paid by Sellers, Buyer shall be obligated to pay or reimburse the applicable Seller(s) for the amount thereof paid or incurred by any of them promptly upon receipt of notice thereof setting forth the amount so paid or incurred by any of them. In addition to and without limiting the foregoing, Buyer agrees to indemnify, defend and hold harmless the Sellers and their Affiliates from and against any and all claims, causes of action, losses, Liabilities or other Adverse Consequences suffered or incurred by any of them that arise from or out of or otherwise relate to any Filing and Consent Expenses or any actions, omissions or other events relating thereto, including any actions or omissions taken or omitted by any Seller or any Acquired Company in furtherance of its obligations relating to obtaining any consents, authorizations or approvals or any

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 46 filings or notices contemplated or required in connection with the transactions contemplated by this Agreement, including those contained in this Section 4.3, or any other actions or omissions at the request or direction of Buyer. For the avoidance of all doubt, Buyer acknowledges and agrees that the payment and reimbursement obligations relating to the Filing and Consent Expenses, as well as the corresponding indemnification obligations of Buyer described above that have not been satisfied, discharged, paid or reimbursed in full prior to the Closing or any termination of this Agreement shall survive and continue in full force and effect following the Closing or, if applicable, the termination of this Agreement, in each case, until satisfied, discharged, paid or reimbursed in full by Buyer. (c) Regulatory Filings. (i) General. Sellers and Buyer shall, and shall cause their respective Affiliates to, use their reasonable best efforts to (A) as diligently and promptly as practicable, obtain from any Governmental Body any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order required to be obtained or made by Buyer, Seller, or any of the Acquired Companies, and to avoid any action or Proceeding by any Governmental Body, in each case in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein and (B) as promptly as reasonably practicable make all necessary filings and responses, and thereafter make any other required submissions, with respect to this Agreement required under any applicable Law, including those listed in Section 2.4(a) of the Disclosure Schedule, the Hart-Scott-Rodino Act Antitrust Improvements Act of 11976, as amended (the “HSR Act”), and the rules and regulations promulgated thereunder, and any other antitrust Laws. Sellers and Buyer shall, and shall cause their respective Affiliates to, cooperate with each other in connection with obtaining all such consents, approvals, authorizations, declarations, waivers, licenses, franchises, permits or orders and the making of all such filings, including providing copies of any material non-proprietary documents to the non-filing Party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Sellers and Buyer shall, and shall cause their respective Affiliates to, promptly furnish to each other all information required for any application or other filing to be made by the other in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, or anything to the contrary in this Agreement, Buyer shall be entitled to direct and shall have principal responsibility for determining strategy for obtaining approvals or expiration or termination of any waiting period under the HSR Act and other antitrust Laws, provided Buyer shall consult with Sellers in good faith regarding such strategy. Buyer will not, and will not permit its Affiliates to, consent or agree to any voluntary delay of the consummation of the transactions contemplated by this Agreement without the prior written consent of Sellers, which consent shall not be unreasonably withheld. For the avoidance of this doubt, this Section 4.3(c)(i) shall not apply to the Product Registrations included in the Purchased Assets which shall be governed by the provisions of the Transition Services Agreement. (ii) Antitrust Laws. Sellers and Buyer agree to make, and to cause their Affiliates to make, any necessary filings under the HSR Act and under

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 47 the Laws relevant to the filings listed in Section 2.4(a) of the Disclosure Schedule as promptly as reasonably practicable after execution of this Agreement. Buyer shall, and shall cause its Affiliates to, respond at the earliest practicable date with any request under the HSR Act or any other antitrust Laws to provide information, documents or other materials requested by any Governmental Body. Buyer shall, and shall cause its Affiliates to take all actions necessary to, (A) resolve as soon as practicable objections, if any, asserted by any Governmental Body with respect to this Agreement or the transactions contemplated by this Agreement and (B) obtain promptly all consents, approvals, authorizations, declarations, releases, waivers, licenses, franchises, permits, certificates or Orders from any Governmental Body necessary in connection with the consummation of the transactions contemplated by this Agreement, including to secure the termination or expiration of the applicable waiting period and all requisite clearances and approvals under the HSR Act and any other antitrust Laws (collectively, the “Antitrust Conditions”) as promptly as practicable and in any event on or prior to the End Date, without challenge by any Governmental Body, and otherwise resolve any objections, if any, asserted by any Governmental Body with respect to this Agreement or the transactions contemplated by this Agreement, including, but not limited to, by (x) seeking to prevent the initiation of, and defending any Proceeding challenging this Agreement or the consummation of the transactions contemplated hereby, (y) avoiding the entry of, or causing to be lifted or rescinded any injunction, judgment, order or ruling entered by any Governmental Body adversely affecting the ability of the Parties to consummate the transactions contemplated by this Agreement, and (z) divesting or holding separate any assets or voting securities, terminating or modifying any existing relationships or contractual rights, or entering into a consent decree order requiring the divestiture or holding separate of any assets or voting securities or the termination or modification of existing relationships and contractual rights. Further, each of Buyer and Sellers shall, and shall cause their Affiliates to, coordinate and cooperate with the other in connection with efforts to obtain all consents, approvals, authorizations, declarations, releases, waivers, licenses, franchises, permits, certificates or orders from any Governmental Body necessary in connection with the consummation of the transactions contemplated by this Agreement, including satisfying the Antitrust Conditions which shall include (1) cooperating in all respects with the other in connection with any investigation or other inquiry, (2) keeping the other promptly informed of any material communication from any Governmental Body, including the Federal Trade Commission or U.S. Department of Justice or similar foreign Governmental Body regarding any of the transactions contemplated hereby, (3) providing the other and its advisors with a reasonable opportunity to (I) review and comment upon any proposed communication with any Governmental Body and consider in good faith the views of the other in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion, proposal or other communication to be made or submitted in connection with any request, inquiry, investigation, action or legal proceeding of a Governmental Body, (II) consult with the other prior to any meeting or conference with any Governmental Body, (III) to the extent permitted by such Governmental Body, attend and participate in such meetings or conferences, and (IV) providing

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 48 such other information and assistance as the other may reasonably request in connection with the foregoing. The Parties shall provide each other with copies of all correspondence, filings or communications between them or any of their Representatives, on the one hand, and any Governmental Body or members of its staff, on the other hand, with respect to this Agreement in connection with any request, inquiry, investigation, action or legal proceeding by a Governmental Body; provided, such materials may be redacted (i) to remove references concerning the valuation of the Acquired Companies and the Business, (ii) as reasonably necessary to comply with contractual arrangements in existence as of the date of this Agreement, (iii) as reasonably necessary to preserve attorney-client or other privilege concerns, and (iv) to remove material that is unrelated to both the transactions and the substance of any investigation by a Governmental Body; provided, further, material may be designated as “outside counsel only,” in which case such materials will only be given to the other Party’s outside counsel unless express written permission is obtained in advanced from the source of the materials or its legal counsel. Buyer shall be responsible for the payment of all filing fees under the HSR Act and any other antitrust Laws. (iii) Other Actions. Except as specifically required by this Agreement, Sellers and Buyer shall not, and shall cause their respective Affiliates not to, knowingly take any action, or knowingly refrain from taking any action, the effect of which would be to materially delay or materially impede the ability of the Parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the forgoing, Buyer shall not, and shall not permit any of its Affiliates to, acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner), any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of, such acquisition, merger or consolidation could reasonably be expected to (A) impose any delay in the obtaining of, or increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Body necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period, (B) increase the risk of any Governmental Body entering an order prohibiting or delaying the consummation of the transactions contemplated by this Agreement, or (C) delay the consummation of the transactions contemplated by this Agreement. (iv) Obligations Cumulative. The Parties’ obligations in this Section 4.3 are cumulative, and a Party’s obligations in any specific clause of this Section 4.3 shall not be interpreted to limit in any way the Parties’ obligations in any other clause. Section 4.4 D&O Matters. (a) From and after the Closing Effective Time, Buyer shall, and shall cause the Acquired Companies to, honor all of the Acquired Companies’ obligations as provided in their respective Organizational Documents to indemnify each current or former director or officer (or persons holding similar positions) of any Acquired Company currently indemnified by any Acquired Company (collectively, “D&O

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 49 Indemnified Persons”) for acts or omissions by such D&O Indemnified Persons in their capacity as a director or officer of any Acquired Company occurring prior to the Closing to the extent that such obligations of any of the Acquired Companies exist on the date of this Agreement from the Closing until the expiration of the applicable statute of limitations with respect to any claims against such D&O Indemnified Persons arising out of such acts or omissions. (b) For a period of not less than [***] from the Closing Date, to the fullest extent permitted, and subject to any limitations imposed, by applicable Law and the Organizational Documents of the applicable Acquired Company in effect as of the date of this Agreement, Buyer shall, and shall cause each of the Acquired Companies to, indemnify, defend and hold harmless their respective D&O Indemnified Persons against all damages, losses, charges, liabilities, claims, demands, actions, suits, judgments, settlements, costs and expenses (including reasonable attorneys’ fees and disbursements) as incurred (payable monthly upon written request which request shall include reasonable evidence of the Covered Losses set forth therein), to the extent arising from, relating to, or otherwise in respect of, any actual or threatened Proceeding in respect of actions or omissions by such D&O Indemnified Person occurring at or prior to the Closing in connection with such D&O Indemnified Person’s duties as an officer, director or employee (or Persons holding similar positions) of the Acquired Company, including in respect of this Agreement and the transactions contemplated by this Agreement (“Covered Losses”). (c) Effective upon the Closing, the Acquired Companies, and each of their respective Affiliates, Representatives, successors and assigns (which, for the avoidance of doubt, shall not include Sellers) (collectively, the “Releasing Parties”), covenants that none of such Persons shall institute any Proceeding against any of the current or former officers or directors (or Persons holding similar positions) of any Acquired Company, in their capacities as such, with respect to any losses or other liabilities, actions or causes of action, judgments, claims and demands of any nature or description (consequential, compensatory, punitive or otherwise) arising from or relating to actions occurring prior to the Closing, whether or not such Person would be entitled to indemnification by the Acquired Companies under this Section 4.4 and, effective as of the Closing, each Releasing Party, to the fullest extent permitted by applicable Law, hereby releases and forever discharges and the directors and officers (and Persons holding similar positions), managers, employees, equityholders, Affiliates, agents, Representatives of the Purchased Companies, and their respective successors and assigns (collectively, the “D&O Released Parties”) from any and all Covered Losses, claims for costs and attorney’s fees, losses, charges, or liabilities of any nature whatsoever (“Claims”) in law, in equity, by contract, tort or otherwise, or by reason of, relating to or arising from any fact, and which the Releasing Parties now has, has ever had or may hereafter have against the respective D&O Released Parties arising prior to the Closing whether or not relating to claims pending at, or asserted after, the Closing, and whether arising under any federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance, or under any public policy, contract or tort, or under common law; or any claim for breach of contract, tort, infliction of emotional distress, defamation, or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters; provided, however, that nothing contained herein shall operate to release any Covered Losses or Claims on account of, arising out of, relating to or under Buyer’s rights under this Agreement. For that purpose, immediately after the Closing, Buyer shall

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 50 hold an extraordinary quotaholders’ meeting of Berna to grant unconditional discharge to the D&O Indemnified Persons for any acts or omissions prior to the Closing Date. (d) Notwithstanding anything contained in this Agreement to the contrary, this Section 4.4 shall survive the consummation of the Closing indefinitely and shall be binding, jointly and severally, on all successors and assigns of Buyer, the Acquired Companies and the other Releasing Parties. In the event that Buyer or any Acquired Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Buyer or any Acquired Company, as the case may be, shall succeed to the obligations set forth in this Section 4.4. The obligations of Buyer and the Acquired Companies under this Section 4.4 shall not be terminated or modified in such a manner as to adversely affect any Person to whom this Section 4.4 applies without the consent of the affected Person. In furtherance of the foregoing, it is expressly and specifically acknowledged, understood and agreed that the provisions of this Section 4.4 are (i) intended to be for the benefit of, and shall be enforceable by, each Person released or entitled to indemnification, or other benefit hereunder, and (ii) in addition to, and not in substitution for, any other right to indemnification or contribution that any such Person may have by Contract or otherwise. Section 4.5 Employee and Employee Benefit Matters. (a) Transferred Employees. Buyer shall offer employment to those of the Business Employees listed on Section 2.18(a) of the Disclosure Schedule who are identified as being employed by ETHI and who remain actively employed by ETHI immediately prior to the Closing, to commence immediately after Closing; provided, however, that any Business Employees listed on Section 2.18(a) of the Disclosure Schedule who are on a leave of absence immediately prior to Closing will be transferred to Buyer immediately after their leave of absence period ends and they return to work, and will have the benefit of, and be subject to all the terms and conditions set forth in this Section 4.5 as of the date their employment commences with the Buyer; provided, further, however, that if any such Business Employee on disability leave returns to work, but still continues to be provided with disability benefits under a fully insured disability plan that would terminate upon his or her transfer to Buyer, such Business Employee will continue to be retained by Seller until such time that such Business Employee’s transfer to Buyer will not result in the loss of disability benefits provided through the Seller’s fully insured disability plan for the disability leave of absence event that occurred prior to Closing. All such offers of employment will provide (i) for a period beginning on Closing and through [***]. ETHI shall assist Buyer and its Affiliates in their efforts to hire all such employees, and ETHI and its Affiliates shall not attempt to retain any such employees or encourage them to accept employment with another Person. Those Business Employees of ETHI that accept employment with Buyer, and become employees of Buyer are referred to herein as “Transferred Employees.” (b) Acquired Company Employees. From the Closing Date, Buyer shall not, and shall cause the Acquired Companies (other than Berna) not to, terminate or amend (to the detriment of the employees) any of the existing employment contracts

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 51 with the Acquired Companies’ (other than Berna’s) respective employees provided, further, however, that any provision in such employment contracts providing for benefits under a defined benefit plan, or specified severance benefits, or equity or equity-like incentive compensation shall not be enforceable unless required by Law or otherwise under this Section 4.5. (c) Amendment of International Employee Stock Purchase Plan. As soon as reasonably possible following the date of this Agreement and in any event at or prior to the Closing Date, Sellers shall take any and all actions required (i) to validly amend the International Employee Stock Purchase Plan (a Sub-Plan of the Emergent BioSolutions Inc. 2012 Employee Stock Purchase Plan) (the “IESP Plan”) to terminate each of the Acquired Companies’ participation in the IESP Plan, and (ii) to settle any remaining obligations thereunder owed to any of the employees of the Acquired Companies in full. (d) Post-Closing Obligations. From and after the Closing Date, Buyer will, and will cause the Acquired Companies to grant the Transferred Employees and the Acquired Companies’ respective employees (the “Continuing Employees”) [***] or to otherwise replace any Benefit Plans of the applicable Acquired Company in effect as of the Closing Date (the “New Plans”). Buyer will: (i) cause to be waived all pre-existing condition exclusions and actively-at-work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any New Plan that is a group health plan to the extent waived or satisfied by a Transferred Employee or Continuing Employee under the corresponding Benefit Plan as of the Closing Date; and (ii) use commercially reasonable efforts to cause any covered expenses incurred on or before the Closing Date by any Transferred Employee or Continuing Employee (or covered dependent thereof) to be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions under any New Plan in the plan year in which the Closing Date occurs. Nothing contained herein, express or implied, is intended to confer upon any Transferred Employee or Continuing Employee any right to continued employment for any period. The Parties hereby agree that no provision of this Section 4.5 is intended to, and that no such provision does, confer upon any Person other than the Parties any right to or remedies hereunder, including the right to enforce any obligations of any Party contained herein. Nothing contained in this Section 4.5 shall (i) constitute or be deemed to constitute the establishment of or an amendment to or termination of any Benefit Plan or other compensation or benefit plan, policy, program, Contract or arrangement, (ii) obligate Buyer or any of its Affiliates or Subsidiaries (including the Acquired Companies) to retain the employment or service of (or provide any term or condition of employment or service to) any particular Transferring Employee or Continuing Employee or other Person or (iii) prevent Buyer or any of its Affiliates or Subsidiaries (including the Acquired Companies) from amending, modifying or terminating any Seller Plan that Buyer assumes, Acquired Company Benefit Plan, Buyer Benefit Plan or New Plan or other benefit or compensation plan, policy, program, Contract or arrangement, to the extent such amendment, modification, or termination is permitted by the terms of the applicable plan, policy, program, Contract, or arrangement (e) Cash Retention Incentive Awards. Without limiting the Parties’ respective rights and obligations set forth in this Section 4.5, if, and to the extent, Buyer assumes Sellers’ obligations under any cash retention incentive award promised in writing by Sellers to a Transferred Employee prior to the Closing Date

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 52 that, by the terms of such award, will vest and become payable after the Closing Date, (i) subject to the terms of the Transferred Employee’s cash retention incentive award, Buyer shall pay such vested cash retention incentive award to the Transferred Employee, and (ii) Sellers shall reimburse Buyer a prorated portion of the cash retention incentive award, to be calculated by multiplying the cash retention incentive award by the ratio of the number of days starting with the date of the cash retention incentive award to the Transferred Employee and ending on the date prior to the Closing Date to the number of days starting with the date of the award of the cash retention incentive award to the Transferred Employee and ending on the vesting date. (f) [***] Section 4.6 Certain Tax Matters. (a) Tax Returns and Payment of Taxes. (i) Seller Returns and Tax Liabilities. Sellers shall prepare or cause to be prepared, all income Tax Returns relating to Pre-Closing Tax Periods of the Acquired Companies that are required to be filed (taking into account timely extensions) after the Closing Date for which a consolidated, unitary or combined income Tax Return of Seller or one of its Affiliates will include the operations of the Acquired Companies (such Tax Returns, the “Seller Consolidated Income Tax Returns”). Sellers shall timely pay or cause to be paid the income Taxes shown as due on such Seller Consolidated Income Tax Returns, provided, in no case shall Sellers be liable for any Taxes of the Acquired Companies attributable to actions or transactions of the Acquired Companies not in the Ordinary Course of Business occurring after Closing on the Closing Date, other than actions or transactions entered into by the Acquired Companies prior to Closing or made pursuant to this Agreement, and provided further that no such payment shall be required by Sellers to the extent the Tax was taken into account in the Closing Tax Liability Amount or Closing Net Working Capital, or otherwise taken into account in determining the amounts payable to Sellers hereunder. (ii) Buyer Tax Return and Tax Liabilities. Buyer shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns relating to Pre-Closing Tax Periods of the Acquired Companies that are required to be filed (taking into account timely extensions) after the Closing Date, other than the Seller Consolidated Income Tax Returns. Buyer shall timely pay or cause to be paid all Taxes shown as due with such Tax Returns, subject to Buyer’s rights to indemnification under this Agreement. (iii) Tax Accounting Practices. Any Tax Return relating to an Acquired Company filed after the date hereof for any Pre-Closing Tax Period shall, unless otherwise required by applicable Law or approved by the Parties, be prepared according to the requirements of this Agreement and in conformance with the Tax accounting practices established in the Tax Holiday Decree, and, to the extent not inconsistent with this Agreement or the Tax Holiday Decree, the past Tax accounting practices used by the Acquired Companies with respect to the Tax Returns in question. To the extent any items are not covered by this Agreement past practices, or to the extent the requirements under this Agreement or such past practices are not permissible

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 53 under applicable Law, the items may be reported in accordance with any reasonable Tax accounting practices selected by the party responsible for preparing the Tax Return. (iv) Review of Tax Returns. If reasonably requested by Sellers, Buyer shall make available to the Sellers and their Representatives for review and comment any Tax Returns and related workpapers prepared by Buyer relating to any Acquired Company for any Pre-Closing Tax Period. Buyer shall use its reasonable efforts to make such Tax Return and workpapers available for review as required under this paragraph sufficiently in advance of the due date for filing such Tax Returns to provide Sellers with a meaningful opportunity to analyze and comment on such Tax Returns and have such Tax Returns modified before filing. Buyer and Sellers shall attempt in good faith to resolve any issues arising out of the review of such Tax Returns. (v) Amended Returns, Etc. Neither Buyer nor any of its post- Closing Affiliates (including the Acquired Companies) will (A) file any amended return, carryback claim, or other adjustment request relating to any Acquired Company for any Pre-Closing Tax Period (including any Straddle Period) or (B) be permitted to initiate (or cause to be initiated) any voluntary disclosure or similar process with respect to the Taxes of the Acquired Companies or relating to the Acquired Assets for any Pre-Closing Tax Refunds unless such action is required by applicable Law, or the Person proposing to file the return, claim, or adjustment request has obtained the prior written consent of Sellers. (b) Tax Refunds and Credits. Following Closing, any cash Tax refunds that are received by an Acquired Company, Buyer, or their respective post-Closing Affiliates, and any amounts applied as a credit against Taxes of the Acquired Companies, Buyer and/or their respective post-Closing Affiliates, that represent an overpayment of Taxes of the Acquired Companies for a Pre-Closing Tax Period will be for the account of Sellers, except to the extent that the amount was taken into account as an increase to the Final Closing Cash Payment. Buyer or its Affiliates (as applicable) will, or will cause the Acquired Companies to, pay over to Sellers any amount payable to Sellers under this Section 4.6(b) within 15 days after receipt of such refund or application of such credit against Tax, net of: (i) any reasonable out-of- pocket costs associated in obtaining such refunds or applications; and (ii) any Tax resulting from such refund or required to be withheld on such payment. (c) Cooperation. (i) The Parties will, and will cause their respective Affiliates to, provide each other with such assistance as may reasonably be requested in connection with the preparation and filing of any Tax Return of the Acquired Companies and any Proceedings relating to Taxes of the Acquired Companies. Such assistance will include promptly forwarding copies of notices and other communications received from or sent to any Governmental Body relating to Taxes of any Acquired Company for which the Other Party may be responsible under applicable Law or this Agreement, and making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and will include providing copies of relevant Tax Returns and supporting material. The Parties and their respective Affiliates will retain for the full period of any applicable statute of

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 54 limitations (or such longer period as provided by applicable Law or any applicable record retention agreements entered into with any Governmental Body), and upon reasonable request will provide the Other Party with, any records or information which may be relevant to such Tax Returns or Proceedings. (ii) Any information or documents provided pursuant to this Section 4.6(c) shall be kept confidential by the Person receiving the information or documents, except as may otherwise be necessary in connection with the filing of Tax Returns or in connection with any Proceedings relating to Taxes or as otherwise required by applicable Law. Nothing in this Section 4.6(c) shall require Sellers or Buyer to provide access to or disclosure of any information or documents (i) relating to any Party’s assets or activities other than the assets and activities of any Acquired Company, or (ii) to the extent such access and disclosure would (A) violate any applicable Law; (B) violate the terms of any agreement to which the disclosing Party or any Affiliate is bound, or (C) impair any attorney-client, work-product, or similar privilege of the disclosing Party. (d) Transfer Taxes. All transfer, documentary, sales, use, stamp, valued- added, real estate transfer, registration and other similar Taxes, and all conveyance fees, recording charges and other similar fees and charges (including any additions, penalties and interest related thereto, together with any interest in respect of such additions or penalties , but excluding, for the avoidance of doubt, any Taxes resulting from the Reorganization) incurred in connection with consummation or as a result of the transactions contemplated by this Agreement (collectively, “Transfer Taxes”) shall be paid 50% by Sellers and 50% by Buyer. The Person required to file any necessary Tax Return or other documentation with respect to any Transfer Tax will, at its own expense, file such Tax Return or other documentation. (e) Withholding. Buyer will be entitled to withhold from any consideration payable to such Seller pursuant to this Agreement such amounts as may be required to be withheld therefrom under applicable Law. To the extent such amounts are so withheld and are paid over for such Seller’s account according to applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to such Seller as provided in this Agreement. If Buyer’s obligation to withhold with respect to a payment to any Seller can be reduced or eliminated through the provision of a certification or applicable form, Buyer shall provide such Seller with a reasonable opportunity to provide such certification or form. (f) Section 338 and Other Elections. Buyer agrees to make no election under Section 338 or Section 336 of the Code with respect to the sale and purchase of Shares pursuant to this Agreement, and to make no other Tax election with respect to any Pre-Closing Tax Period or the transactions contemplated by this Agreement unless (A) Sellers have given written consent or (B) Sellers have requested that Buyer make any such election described in this Section 4.6(f). (g) Termination of Tax Sharing Agreements. All Tax indemnity, sharing, or allocation agreements or other Contracts (the primary purpose of which is to indemnify, share, or allocate Taxes) between any Acquired Company and any other Person (other than an Acquired Company) shall be terminated as of the Closing Date, and there will be no rights or Liability of Buyer or any Acquired Company under any such agreement following the Closing Date.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 55 (h) Tax Contests. Following the Closing, and subject to the immediately following sentence, Buyer shall control all audits or administrative or judicial proceedings relating to Taxes of any Acquired Company. In the case of an audit or administrative or judicial proceeding that relates to Pre–Closing Tax Periods or for which Buyer may otherwise seek indemnification from Sellers under this Agreement (a “Seller Tax Contest”), Sellers shall have the right, at their own expense, control such Seller Tax Contest; provided that (i) Buyer may, at its own expense, participate with Seller in the conduct of such Seller Tax Contest and provided further that Sellers may not settle Pre-Closing Contest where the settlement reasonably could be expected to affect Buyer in a period other than a Pre-Closing Tax Period without Buyer’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed. (i) Straddle Periods. To the extent it is necessary for purposes of this Agreement to determine the allocation of Taxes in any Straddle Period, the portion of any such Taxes attributable to the portion of the period ending on the Closing Date shall be (a) in the case of Taxes that are either (i) based upon or related to income or receipts, or (ii) imposed in connection with any sale of property, deemed equal to the amount that would be payable if the Tax period of the applicable Seller or Acquired Company ended with (and included) the Closing Date; provided that, exemptions, allowances or deductions that are calculated on an annual basis shall be allocated between the period ending on and including the Closing Date and the period beginning after the Closing Date in proportion to the number of days in each period, and (b) in the case of Taxes that are imposed on a periodic basis with respect to the assets or capital of any Person, deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire period. (j) Tax Holiday Decree. From and after Closing, Buyer shall cause Berna to comply with the terms and conditions of Section 4 and 5 of the Tax Holiday Decree. Section 4.7 Swiss Property Approvals. (a) Sellers and Buyer shall, and shall cause their respective Affiliates to, use their reasonable best efforts to as diligently and promptly as practicable and in any event at or prior to the Closing Date, obtain the clearances, waivers, approvals or consents set forth on Section 4.7 of the Disclosure Schedule (collectively, the “Swiss Property Approvals”). To the extent any relevant authorities are prepared to grant clearances, waivers, approvals or consents only subject to requirements or conditions (unter Auflagen oder Bedingungen), Buyer undertakes, subject to such requirements or conditions neither imposing any limitation regarding the acquisition of the Owned Real Property or any material part thereof nor any material limitation on Buyer’s ability to operate the Acquired Companies and the Business in a manner consistent with the Acquired Companies’ past practices, to offer and to accept the imposition of any reasonable requirements or conditions and promptly take, or cause to be promptly taken, at its cost and expense any reasonable steps which are necessary for the timely fulfilment of such requirements and conditions (be it before or after Closing). In addition, Sellers and Buyer shall, and shall cause their respective Affiliates to, cooperate with, and promptly provide any required information or documents to, the Other Party in such Other Party’s efforts to obtain the Swiss Property Approvals.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 56 Buyer shall use its reasonable best efforts to seek from any applicable Governmental Body all waivers of appeal, early termination and similar consents and waivers as soon as reasonably practicable. All fees required to be paid in connection with the Swiss Property Approvals shall be borne by Buyer. (b) Each of Sellers and Buyer shall, upon request by the other and subject to appropriate confidentiality restrictions, promptly furnish the other with all documentation concerning the Acquired Companies, Sellers or Buyer and such other matters as may be necessary or reasonably advisable in connection with the Swiss Property Approvals; provided that any such documentation furnished by the Parties to one another may be redacted or provided on an “outside counsel only” basis to the extent necessary, either to comply with applicable Law or to protect the confidentiality of information that if furnished would not materially facilitate the other party’s understanding of the status of matters relating to consummation of the transactions contemplated hereby. (c) Subject to applicable Law, each Party shall keep the other apprised of the status of matters relating to the Swiss Property Approvals, including (i) promptly notifying the other of any facts, circumstances or other reason that would prevent the receipt of any Swiss Property Approvals for the timely consummation of transactions contemplated by this Agreement and the other Transaction Documents, and (ii) promptly furnishing the other with copies of notices or other communications given, made or received by a Party to or from any third party or any Governmental Body with respect to the Swiss Property Approvals; provided that any such notices furnished by the Parties to one another may be redacted or provided on an “outside counsel only” basis to the extent necessary, either to comply with applicable Law or to protect the confidentiality of information that if furnished would not materially facilitate the Other Party’s understanding of the status of matters relating to consummation of the transactions contemplated hereby. No Party shall permit any of its officers or any other Representatives or agents to participate in any meeting with any Governmental Body with respect to any filings, investigation or other inquiry relating to the transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such Governmental Body, gives the other parties the opportunity to attend and participate thereat. (d) Seller shall, or shall cause the Acquired Companies to, use their respective commercially reasonable efforts to obtain a waiver of the right of first refusal with respect to those parts of plots [***] of the Land Register of Koniz that are located in the agricultural zone and leased from Berna (the “RoFR Waiver”) as promptly as practicable after the date hereof. Section 4.8 Further Assurances. Each of Sellers and Buyer shall, at any time or from time to time after the Closing, and at the reasonable request and expense of the other: (a) execute (in accordance with any jurisdictional requirements) and deliver to the other all such instruments and documents or further assurances as the other may reasonably request in order to: (i) vest in Buyer all of Sellers’ right, title and interest in and to the Purchased Assets as contemplated hereby; (ii) effectuate Buyer’s assumption of the Assumed Liabilities; and

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 57 (iii) grant to each Party all rights contemplated herein to be granted to such Party under this Agreement and any other Transaction Document; and (b) provide such other reasonable cooperation as may be necessary in order to give effect to the transactions contemplated by the Transaction Documents, which may include reasonable access, within ordinary working hours, to documents and information in the relevant Party’s possession relating to the Business, Purchased Assets and Assumed Liabilities (in the case of the Buyer) and relating to the Excluded Assets and Excluded Liabilities (in the case of the Sellers), and preserving and retaining such documents and information for at least the length of time contemplated by its standard record retention policies; provided, however, that neither Party shall be required to make any information available to the other Party if in the reasonable opinion of disclosing Party’s counsel such disclosure would reasonably be expected to jeopardize an attorney-client or other privilege; and provided, further, however, that after the Closing, apart from such further assurances, neither Sellers nor Buyer shall have any other obligations except as specifically set forth and described herein or in the other Transaction Documents. (c) Without limiting the foregoing, and without prejudice to any other provision of this Agreement, the cooperation contemplated by this Section 4.8 shall include cooperation (at the request and expense of the Party seeking such cooperation) in the defence or prosecution of any Proceeding by or before any Governmental Body relating to or arising out of the Transferring Products and involving Buyer, Sellers or their respective Affiliates, other than any such Proceeding between any of Buyer, Sellers and their respective Affiliates arising out of the transactions contemplated hereby or by the other Transaction Documents. (d) The Parties acknowledge that it may be necessary to enter into separate local agreements where a local agreement is necessary in order to make an effective, valid transfer of any Purchased Assets or Assumed Liabilities (as the case may be) or otherwise in order to comply with the laws of certain jurisdictions. In such event, each local agreement shall be agreed upon by the Parties and shall be subject to the provisions of this Agreement. In the event of any conflict between this Agreement and any local agreement, this Agreement shall prevail. Section 4.9 Reorganization. Exhibit A hereto generally describes the reorganization steps Sellers plan to undertake to implement the Reorganization. At least ten (10) Business Days prior to implementing the Reorganization, Sellers shall prepare and deliver to Buyer draft documentation to implement the Reorganization. Within five (5) Business Days of receipt of the draft Reorganization documentation, Buyer shall review and provide Sellers with any comments on such documentation. Sellers shall consider in good faith Buyer’s comments on the Reorganization documentation. At least three (3) Business Days prior to implementing the Reorganization, Sellers shall deliver final definitive documentation to implement the Reorganization. Seller shall cause the Reorganization to be completed in accordance with the final Reorganization documentation by no later than the third (3rd) Business Day prior to the Closing. Seller undertakes to inform Buyer of any relevant updates related to the Reorganization, and answer any reasonable Buyer questions or concerns related to the Reorganization, in each case at any time prior to completion of the Reorganization. Section 4.10 Swiss Tax Ruling. Prior to the date of this Agreement, Seller has prepared and delivered to Buyer the draft Swiss Tax Ruling requests (including all exhibits,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 58 annexes and endorsements thereto). Buyer shall provide any comments on such draft Swiss Tax Ruling requests and related documentation within two (2) Business Days after the date of this Agreement. Seller shall consider in good faith Buyer’s comments on the draft Swiss Tax Ruling requests and related documentation. Within five (5) Business Days following Seller’s receipt of Buyer’s comments (if any), Seller shall provide to Buyer a copy of the final Swiss Tax Ruling requests and related documentation and proof of filing of any such documentation with the competent Swiss Tax authorities. Seller undertakes to inform Buyer of any relevant updates related to the Swiss Tax Ruling, and answer any reasonable Buyer questions or concerns related to the Swiss Tax Ruling, in each case at any time prior to the issuance of the tax ruling confirmation by the respective Swiss Tax authorities. Section 4.11 Debt Financing. Buyer shall use its commercially reasonable efforts to (a) enter into the Debt Facilities, which shall reflect the terms of the Debt Commitment Letter, on or before the Closing Date, (b) negotiate and enter into definitive agreements with respect to the Debt Facilities on terms and conditions not materially less favorable to Buyer, taken as a whole (including with respect to the conditionality thereof), than the terms and conditions contained in the Debt Commitment Letter (as of the date of this Agreement), and (c) take all actions necessary to enable it to utilize the Debt Facilities on the Closing Date. If the Debt Financing contemplated by any of the Debt Commitment Letter becomes unavailable on the terms and conditions contemplated therein, in whole or in part, Buyer shall (i) promptly notify Sellers thereof and (ii) use, and cause its Affiliates to use, commercially reasonable efforts to, as promptly as practicable following the occurrence of such event, arrange for and obtain alternative financing on terms and conditions to funding and availability that are not (unless otherwise consented to in writing by the Buyer) materially less favorable, in the aggregate, to Buyer than those in the Debt Commitment Letter in respect of the Debt Financing which has become unavailable and, in any event, without adding new or additional conditions precedent or contingencies, or amending, modifying or expanding existing conditions, to receipt of the Debt Financing from those set forth in the Debt Commitment Letter as of the date of this Agreement. In no event shall the receipt by, or the availability of any funds or financing to, Buyer or any of its Affiliates or any other financing be a condition to Buyer’s obligation to consummate the transactions contemplated by this Agreement. Section 4.12 Wrong Pockets. (a) Assets. For a period of up to [***] after the Closing Date, if either Seller or Buyer becomes aware that any of the Purchased Assets has not been transferred to Buyer or that any of the Excluded Assets has been transferred to Buyer, it shall promptly notify the other Party in writing and the Parties shall, as soon as reasonably practicable, ensure that such property is transferred, with any necessary prior third-party consent or approval, to (i) Buyer, in the case of any Purchased Asset which was not transferred to Buyer at the Closing; or (ii) Seller, in the case of any Excluded Asset which was transferred to Buyer. (b) Payments. If, on or after the Closing Date, either Party shall receive any payments or other funds due to the other Party pursuant to the terms of this Agreement or any Transaction Document, then the Party receiving such funds shall, within [***] after receipt of such funds, forward such funds to the proper Party. The Parties acknowledge and agree there is no right of offset regarding such payments and a Party may not withhold funds received from Third Parties for the account of the other Party in the event there is a dispute regarding any other issue under this Agreement or any of the other Transaction Documents.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 59 Section 4.13 Names. As soon as reasonably practicable after the Closing Date, Buyer shall, and shall cause the Acquired Companies to, cease using the trade name “Emergent”, any derivations thereof and any names confusingly similar to any of the foregoing, except as otherwise provided in and pursuant to and subject to the terms and conditions of the Transition Services Agreement. As soon as reasonably practicable after the Closing Date, Buyer shall take, and shall cause the Acquired Companies to take, all necessary actions, including the filing of any documents with Governmental Bodies of the jurisdictions in which an Acquired Company is incorporated and in which an Acquired Company is otherwise qualified to do business, to change the company names of each such Acquired Company name to a name that does not include “Emergent”, any derivations thereof, or any names confusingly similar to any of the foregoing. ARTICLE 5 CLOSING CONDITIONS Section 5.1 Conditions to Obligations of All Parties. The respective obligation of each Party hereto to effect the transactions contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions: (a) No Injunctions or Orders. No temporary restraining order, preliminary or permanent injunction or other Order issued by any Governmental Body of competent jurisdiction or other legal restraint or prohibition, investigation or Proceedings enjoining or otherwise preventing or prohibiting the consummation of the transactions contemplated hereby must have been threatened or have been entered after the date hereof and is in effect. (b) Regulatory Approvals. (i) Any waiting period (and any extension thereof) applicable to the consummation of the transactions under the HSR Act and any agreement with a Governmental Body not to consummate the transactions contemplated by this Agreement, if any, shall have expired or been terminated and (ii) all required consents, approvals, non-disapprovals and other authorizations of any Governmental Body (including for the avoidance of doubt with regard to the filings listed in Section 2.4(a) of the Disclosure Schedule) shall have been obtained. (c) Swiss Property Approvals. The Swiss Property Approvals shall have been obtained from the competent Governmental Bodies, which shall have become final and binding (rechtskräftig). (d) Swiss Tax Ruling. Berna must have received the Swiss Tax Ruling. (e) Termination. This Agreement must not have been terminated in accordance with Section 6.1 below. Section 5.2 Conditions to Obligations of Buyer. Buyer’s obligations to consummate the transactions contemplated by this Agreement and to take the other actions required to be taken by Buyer at Closing are subject to the satisfaction, at or before Closing, of each of the following conditions (any of which may be waived by Buyer in its sole discretion, in whole or in part): (a) Sellers’ Representations and Warranties. (i) Each of the Express Representations of Sellers contained in ARTICLE 2 (disregarding all “material,” “in all material respects” and “Material Adverse Effect” qualifiers), other than the Fundamental Representations and the representations and warranties set forth in Section 2.10 and Section 2.12, must be true and correct at and as of the Closing Date

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 60 as though made on and as of the Closing Date (except to the extent any such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be true and correct only as of such date), other than to the extent that the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, constitute, or reasonably be expected to constitute, a Material Adverse Effect; (ii) each of the representations and warranties set forth in Section 2.10 and Section 2.12, must be true and correct at and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be true and correct only as of such date), other than to the extent that the failure of such representations and warranties to be so true and correct would materially and adversely affect Sellers and the Acquired Companies, taken as a whole; and (iii) each of the Fundamental Representations must be true and correct in all respects at and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such Fundamental Representations are expressly made as of a specific date, in which case such representations and warranties shall be true and correct only as of such date). (b) Performance of Covenants and Obligations. Sellers must have performed or complied with in all material respects the obligations required to be performed or complied with by them respectively under this Agreement at or prior to the Closing Date. (c) No Material Adverse Effect. Subject to the exceptions disclosed in the Disclosure Schedule, since the date hereof, there must not have been any change, effect, event, state of facts, development or occurrence that has had a Material Adverse Effect. (d) Other Closing Deliverables. Sellers must have delivered (or cause to be delivered) to Buyer: (i) duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 1.6(c); (ii) a certificate, dated the Closing Date and signed by a duly authorized officer of each Seller, that each of the conditions set forth in Section 5.2(a) and Section 5.2(b) have been satisfied (the “Sellers Closing Certificate”); and (iii) certificates of the Secretary or an Assistant Secretary (or equivalent officer) of each Seller certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of such Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and (B) the names and signatures of the officers of such Seller authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder (the “Sellers Secretary’s Certificates”). Section 5.3 Conditions to Obligation of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement and to take the other actions

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 61 required to be taken by Sellers at Closing is subject to the satisfaction, at or before Closing, of each of the following conditions (any of which may be waived by Sellers, in whole or in part): (a) Buyer Representations and Warranties. Each of the representations and warranties of Buyer set forth in ARTICLE 3 hereof must be true and correct at and as of the Closing Date as if made anew as of such date (except to the extent any such representation and warranty expressly relates to an earlier date (in which case as of such earlier date)), except for any failure of such representations and warranties to be true and correct that has not had a material adverse effect on the financial condition or operating results of Buyer taken as a whole or on the ability of Buyer to consummate the transactions contemplated hereby. (b) Performance of Covenants and Obligations. Buyer and its Affiliates must have performed in all material respects the obligations required to be performed by them under this Agreement or any other Transaction Document at or prior to the Closing Date. (c) Closing Deliverables. Buyer must have delivered (or cause to be delivered) to Sellers: (i) duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 1.1(d); (ii) a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 5.3(a) and Section 5.3(b) have been satisfied (the “Buyer Closing Certificate”); (iii) a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and (B) the names and signatures of the officers of Buyer authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder (the “Buyer Secretary’s Certificates”); and (iv) a true, complete and correct copy of the R&W Policy issued to Buyer in respect of the transactions contemplated by this Agreement (including all exhibits, annexes and endorsements thereto), which must be in substantially the same form as the R&W Policy provided to Sellers prior to the date of this Agreement, together with documentation reasonably acceptable to the Sellers evidencing the satisfaction of all conditions precedent to the effectiveness of the R&W Policy. (d) Closing Payments by Buyer. Buyer must have paid or caused to be paid the Estimated Closing Cash Payment and the other payments contemplated to be made by Buyer at Closing pursuant to Section 1.6 above or elsewhere herein.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 62 ARTICLE 6 TERMINATION Section 6.1 Termination Events. This Agreement may be terminated at any time prior to Closing: (a) by mutual written agreement of Buyer and Sellers; (b) by Buyer: (i) upon a breach of any representation, warranty, covenant or obligation of Sellers set forth in this Agreement such that the conditions set forth in Section 5.2(a) or Section 5.2(b) above are incapable of being satisfied and, if such breach is curable, such breach is not cured prior to the expiration of 20 days following the receipt by Sellers of written notice thereof from Buyer; (ii) if satisfaction of any of the conditions set forth in Section 5.2(a) or Section 5.2(b) above is or becomes impossible (other than through the failure of Buyer or its Affiliates to comply with any of their covenants or obligations under this Agreement); provided that Buyer will not be entitled to terminate this Agreement pursuant to this Section 6.1(b) at any time during which Buyer would be unable to satisfy the conditions set forth in Section 5.3(a) or Section 5.3(b) above; or (iii) if the transactions contemplated hereby have not been consummated by the date that is six (6) months from the date of this Agreement (the “End Date”); provided, however, that Buyer shall not be entitled to terminate this Agreement pursuant to this Section 6.1(b)(iii) if there has been a violation or breach by Buyer of this Agreement which has prevented or would prevent satisfaction of any condition to the obligations of Sellers set forth in Section 5.1, Section 5.1(a) or Section 5.1(c) above; and provided, further, however, that Buyer shall not be entitled to waive the condition to Closing set forth in Section 5.1(d) until the later of (x) all conditions in Section 5.1 and Section 5.2 (other than Section 5.1(d)) having been satisfied and (y) three (3) months from the date of this Agreement. Notwithstanding the foregoing, if Buyer waives the condition to Closing set forth in Section 5.1(d) in accordance with this Section 6.1(b)(iii), then Sellers shall automatically, and without any further action by any Party, be deemed to have also waived such condition to Closing; (c) by Sellers: (i) upon a breach of any representation, warranty, covenant or obligation of Buyer set forth in this Agreement such that the conditions set forth in Section 5.3(a) or Section 5.3(b) above are incapable of being satisfied and, if such breach is curable, such breach is not cured prior to the expiration of 20 days following Buyer’s receipt of written notice thereof from Sellers; (ii) if satisfaction of any of the conditions set forth in Section 5.3(a) or Section 5.3(b) above is or becomes impossible (other than through the failure of Sellers to comply with any of their covenants or obligations under this Agreement); provided that Sellers will not be entitled to terminate this Agreement pursuant to this Section 6.1(c) at any time during which Sellers

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 63 would be unable to satisfy the conditions set forth in Section 5.2(a) or Section 5.2(b) above; (iii) if the transactions contemplated hereby have not been consummated by the End Date; provided, however, that Sellers shall not be entitled to terminate this Agreement pursuant to this Section 6.1(c)(iii) if there has been a violation or breach by Sellers of this Agreement which has prevented or would prevent satisfaction of any condition to the obligations of Buyer set forth in Section 5.1, Section 5.2(a) or Section 5.2(b) above; Any proper termination of this Agreement pursuant to this Section 6.1 shall be effective immediately upon the delivery of written notice of the terminating party to the Other Party. Section 6.2 Effect of Termination. If this Agreement is properly terminated pursuant to Section 6.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party, except for this Section 6.2 and ARTICLE 9 and pursuant to the Confidentiality Agreement, which each shall survive the termination of this Agreement as applicable and in accordance with their terms; provided, further, that the termination of this Agreement (including, but not limited to, any termination pursuant to Section 6.1(b)(iii) or Section 6.1(c)(iii)) shall in no way limit any claim by a Party that another Party breached the terms of this Agreement prior to or in connection with such termination, including by failing to consummate the transactions contemplated by this Agreement, nor shall such termination limit the right of such non-breaching Party to seek specific performance and all other remedies available at law or equity. ARTICLE 7 INDEMNIFICATION Section 7.1 Survival. The representations and warranties of Sellers and Buyer contained in this Agreement and the covenants and agreements of the Parties set forth in ARTICLE 4 shall survive the Closing and continue in full force and effect thereafter through and including the date that is [***] after the Closing Date, at which time they shall expire and terminate and be of no force or effect, except for (i) the Post-Closing Covenants, which shall survive the Closing in accordance with their respective terms and (ii) claims that are finally determined pursuant to the final judgment of a court of competent jurisdiction to constitute Actual Fraud; provided, that (x) the representations and warranties set forth in Section 2.10 and Section 2.12 shall remain in full force and effect and shall survive until [***] and (y) the Fundamental Representations shall remain in full force and effect and shall survive until [***], at which time they shall expire and terminate and be of no force and effect. Without limiting the generality of the foregoing: (a) it is understood, acknowledged and agreed that, except to the extent provided in Section 7.2(a) and Section 7.2(b) and subject in all respects to the other limitations and conditions set forth in this ARTICLE 7 none of Buyer, its Affiliates (including, following Closing, the Acquired Companies), their direct or indirect equity holders or their respective directors, managers, officers, employees or Representatives shall have any rights, recourse or remedy under this Agreement or otherwise following the consummation of the Closing for (and neither Sellers nor any other Person shall have any Liability of any kind whatsoever for or resulting from) any breach of or inaccuracy in any such representation or warranty or any breach or nonfulfillment of any covenant, condition or agreement required to be performed, complied with, satisfied or fulfilled on or prior to the Closing Date; provided, however, that neither the foregoing nor anything else contained in this Section 7.1(a)

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 64 shall be deemed or construed to apply to limit the rights, recourse and remedies with respect to breach of the Post-Closing Covenants and claims based on Actual Fraud; and (b) Buyer (on its own behalf and on behalf of its Affiliates, including, following Closing, the Acquired Companies) acknowledges and agrees that neither Sellers, their Affiliates, nor any of their respective Representatives have made, or have been authorized to make, any representation, warranty, promise, inducement or statement of intention in connection with the transactions contemplated by this Agreement that is not embodied in this Agreement and, in furtherance of the foregoing, further acknowledges that any and all such representations, warranties, promises, inducements or statements were and are expressly and specifically disclaimed and that such disclaimers have been expressly accepted by Buyer and its Affiliates. Section 7.2 Indemnification by Sellers. Subject to the other terms and conditions of this ARTICLE 7, from and after Closing, Sellers shall, jointly and severally, indemnify Buyer or its Affiliates and their respective directors, officers, employees, and agents (collectively, the “Buyer Indemnitees”) against, and shall hold the Buyer Indemnitees harmless from and against, any and all Adverse Consequences incurred or sustained by, or imposed upon, the Buyer Indemnitee based upon, arising out of, with respect to or by reason of: (a) any breach of any of the Express Representations made by Sellers in ARTICLE 7 or in the certificate delivered by Sellers pursuant to Section 1.6(c)(xi), not to exceed $1.00; provided, that all materiality qualifications (such as “material” and “Material Adverse Effect”) in such representations and warranties shall be disregarded for the purposes of this ARTICLE 7, including in connection with determining whether a breach has occurred and the amount of Adverse Consequences incurred; (b) any breach or non-fulfilment of any of the covenants (including any Post-Closing Covenant), agreements or obligations to be performed by a Seller pursuant to this Agreement; (c) any Excluded Asset or any Excluded Liability; (d) any Actual Fraud; (e) any Seller Indemnified Taxes; (f) [***]; and (g) any matter set forth on Schedule 7.2(g). Section 7.3 Indemnification by Buyer. Subject to the other terms and conditions of this ARTICLE 7, from and after Closing, Buyer shall indemnify Sellers and its Affiliates and their respective directors, officers, employees, and agents (collectively, the “Seller Indemnitees”) against, and shall hold the Seller Indemnitees harmless from and against, any and all Adverse Consequences incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of: (a) any breach of any of the representations or warranties made by Buyer in ARTICLE 3 or in the certificate delivered by Buyer pursuant to Section 1.6(d)(vi); provided, that all materiality qualifications (such as “material” and “Material Adverse Effect”) in such representations and warranties shall be disregarded for the purposes

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 65 of this ARTICLE 7, including in connection with determining whether a breach has occurred and the amount of Adverse Consequences incurred; (b) any breach or non-fulfilment of any the covenants (including any Post- Closing Covenant), agreements or obligations to be performed by Buyer pursuant to this Agreement; (c) any Assumed Liability; and (d) any Taxes that arise as a result of an action or transaction carried out or effected by any Acquired Company not in the Ordinary Course of Business at any time after Closing on the Closing Date other than an action or transaction entered into by the Acquired Companies prior to Closing or made pursuant to this Agreement. Section 7.4 Indemnification Procedures. (a) If a Party entitled to indemnification hereunder (an “Indemnified Party”) receives notice of the assertion or commencement of any Proceeding made or brought by any Person who is not a Party to this Agreement or an Affiliate of a Party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the another Party (the “Indemnifying Party”) is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Adverse Consequences that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 7.4(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, the Indemnified Party may, subject to Section 7.4(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Adverse Consequences based upon, arising from or relating to such Third- Party Claim. Sellers and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of the Confidentiality Agreement) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 66 (b) Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 7.4(b). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within 10 days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.4(b), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). (c) Any claim by an Indemnified Party on account of an Adverse Consequence which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Adverse Consequences that have been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. During such 30-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement. Section 7.5 Certain Limitations and Exclusive Remedies. (a) Cap. Notwithstanding anything to the contrary set forth herein, Sellers’ aggregate maximum liability under Section 7.2(a), with respect to breaches of the representations and warranties set forth in ARTICLE 2 shall not exceed One Dollar ($1.00) (the “Cap”); provided, however, that the Cap will not apply to claims based on Actual Fraud.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 67 (b) Buyer, on its own behalf and on behalf of its Affiliates and their respective Representatives, and Sellers, on their own behalf and on behalf of their Affiliates and their Representatives, acknowledge and agree that from and after the Closing, their sole and exclusive rights, recourse and remedies for any and all Adverse Consequences sustained or incurred by any of them (or any of their respective successors or assigns) arising out of, resulting from or in connection with the Agreement or the transactions contemplated hereby shall be (i) the right of Buyer to recover Adverse Consequences sustained or incurred by Buyer arising from claims that are finally determined pursuant to a final judgment of a court of competent jurisdiction to constitute Actual Fraud by a Seller with respect to the Express Representations, (ii) the rights of the Parties to enforce and assert claims against a Party that breaches or otherwise fails to perform any Post-Closing Covenant (including the Post-Closing Covenants set forth in Section 7.2 and Section 7.3), (iii) the rights to seek specific performance and injunctive relief expressly permitted hereunder, and (iv) the rights of Buyer with respect to claims and recoveries under and against the R&W Policy. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, as between Buyer and Sellers, to the extent Buyer suffers Adverse Consequences related to a matter that constitutes both (A) a breach of or inaccuracy in any Express Representation and (B) an Excluded Liability or a Seller Indemnified Tax, then any such Adverse Consequences will, for all purposes of this Agreement, be deemed and treated as Adverse Consequences arising from breach of or an inaccuracy in an Express Representation and not an Excluded Liability or Seller Indemnified Tax; provided, however, that notwithstanding the foregoing, such Adverse Consequences shall be treated as arising from an Excluded Liability or a Seller Indemnified Tax (as and to the extent applicable) to the extent that (1) the underwriter(s) of the R&W Policy (the “R&W Insurer”) denies Buyer’s claim under the R&W Policy in respect thereof after Buyer’s diligent pursuit thereof, (2) the claim is subject to the self-insured retention amount under the R&W Policy, (3) the R&W Insurer has then paid out claims to Buyer as required by the R&W Policy in an aggregate amount equal to the policy limit of the R&W Policy, or (4) the R&W Insurer has otherwise denied coverage for the Adverse Consequence under the R&W Policy. (c) No Person will be entitled to be indemnified for an amount pertaining to any Adverse Consequence to the extent that such amount was included in the calculation of Final Closing Net Working Capital or included as Closing Debt or Closing Transaction Expenses for purposes of the calculation of the Final Closing Cash Payment. The amount of any Adverse Consequences that any Indemnified Party will be entitled to recover hereunder will be determined without duplication of recovery by reason of the state of facts giving rise to such Adverse Consequences constituting a breach of more than one representation, warranty or covenant, or specific indemnification obligation. Section 7.6 Investigation; Non-Reliance; Disclaimers. Buyer knowingly, willingly, irrevocably and expressly acknowledges and agrees, on behalf of Buyer, its Affiliates, and their respective Representatives, that: (a) each of them has conducted, to their own satisfaction, an independent investigation and verification of the financial condition, results of operations, business, projected operations and business, assets and properties (including the condition thereof), liabilities and affairs of the Acquired Companies, the Business, the Purchased Assets, and the transactions contemplated by this Agreement, none of them has relied on, are not relying on, and will not be entitled to rely on (or assert any

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 68 claim based on reliance on), any representations, warranties, statements or disclosures (written or oral, statutory, express, implied or otherwise) heretofore made by or on behalf of either Seller, any of their Affiliates, or any of their respective Representatives (other than the Express Representations for which the sole recourse shall be through claims against the R&W Policy) or on the accuracy, completeness (including any omissions) or materiality of any statements, representations, advice, information, disclosures, data or other materials or documents (in each case, whether written or oral) heretofore furnished or made available to Buyer, any of its Affiliates, or any of their respective Representatives (including, among other things, in any confidential information memorandum, management presentation or similar document, financial statements or other materials, presentations or documents, whether written or oral, express or implied) by or on behalf of any of either Seller, any of their Affiliates, or any of their respective Representatives; and (b) the forward-looking statements that were provided or made available by or on behalf of Sellers and/or their Representatives have been provided and made available for informational purposes only and are not intended to be and shall not be relied upon for any purpose and, in furtherance thereof, Buyer further acknowledges that (i) Buyer and its Affiliates have accepted the foregoing and understand that the uncertainties inherent in making forward-looking statements, and confirms that Buyer and its Affiliates are and were familiar with such uncertainties, and that they made their own evaluation of, and are taking full responsibility for, the adequacy, completeness and accuracy of all forward-looking statements (including any underlying assumptions), (ii) neither Sellers, any of their Affiliates, their respective Representatives, or any other Person has or is providing any assurances regarding the accuracy or completeness of, or any representations or warranties with respect to, any forward-looking statements, and (iii) neither Buyer nor any of their Affiliates has relied on, will rely on or will assert any claim based on their reliance on any forward-looking statements for any purpose, nor shall any of them have any right, remedy, recourse or other claim against either Seller, any of their Affiliates, or any of their respective Representatives arising from the contents, accuracy, completeness, validity of the forward-looking statements made, provided or made available to Buyer, any of its Affiliates, or any of their respective Representatives, or their use or distribution of, or any representations, warranties, statements or assurances that any of the made with respect to, any of the forward-looking statements or any information contained therein. Section 7.7 R&W Policy. Buyer agrees that, at Closing, Buyer shall obtain and bind a buy-side representation and warranty insurance policy that includes terms consistent with the following: (a) an acknowledgement and agreement that the insurer shall have not, and shall waive and agree not to pursue, any subrogation rights against either Seller or any of their Affiliates (regardless of whether such rights may otherwise exist under applicable Law), except for subrogation to the rights expressly granted to Buyer hereunder with respect to claims finally determined pursuant to a final judgment of a court of competent jurisdiction to constitute Actual Fraud by a Seller, but subject, in each case, to any limitations, requirements and exclusions applicable to Buyer’s rights, remedies and recourse therefor contained in this ARTICLE 7 or elsewhere in this Agreement, (b) Sellers and their Affiliates are express and intended third party beneficiaries of the acknowledgements, agreements and waivers described in clause (a) above; (c) providing that neither Buyer nor any other insured thereunder shall have any obligation to institute, maintain or otherwise pursue any claim, Proceeding, right, remedy or recourse against either Seller or any of their Affiliates in connection with any Liabilities arising from any breach or inaccuracy in any representation or warranty; and (d) other provisions consistent with those included in the R&W Policy. Buyer agrees not to permit any amendment or modification to the R&W Policy that reduces the policy limit thereof or results in the R&W Policy containing provisions that are inconsistent

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 69 with or in contravention of those described in clauses (a) or (b) above or that could otherwise expose either Seller or any of their Affiliates to any liability or claim arising from or relating to the R&W Policy or any representations or warranties insured thereunder (including, for the avoidance of doubt, any amendment or modification affecting the subrogation or exclusion provisions), in each case, without the express written consent of Sellers. Any costs and expenses related to the R&W Policy, including the total premium, underwriting costs, brokerage commission for Buyer’s broker, Taxes incurred or payable with respect to the R&W Policy or in connection with, or as a result of, the issuance thereof shall be borne and paid solely and exclusively by Buyer. ARTICLE 8 DEFINITIONS Section 8.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth in this Section 8.1. “Accrued Clinical Trial Costs” means (i) for purposes of determining the Estimated Closing Cash Payment, the absolute value of Sellers’ good faith estimate of the aggregate amount of the accrued costs related to the CHIK VLP clinical trials Acct# [***] as of the Closing Date as reflected in the Estimated Closing Statement delivered in accordance with Section 1.4 or (ii) for all other purposes of this Agreement, including for purposes of determining the Final Closing Cash Payment, the aggregate amount of accrued costs related to the CHIK VLP clinical trials Acct# [***] as of the Closing Date as finally determined in accordance with Section 1.7, as applicable. “Actual Fraud” means (a) with respect to a Seller, the knowing and intentional misrepresentation of material fact in the making of any of the Express Representations by such Seller with the intent to mislead or deceive Buyer in a manner that constitutes common law fraud under Delaware Law, and (b) with respect to Buyer, the knowing and intentional misrepresentation of material fact in the making of any of the representations and warranties expressly set forth in ARTICLE 3 by Buyer with the intent to mislead or deceive a Seller in a manner that constitutes common law fraud under Delaware Law, in each case, as finally determined pursuant to a final order issued by a court of competent jurisdiction (but subject to and after giving effect to any applicable terms, conditions, limitations, exclusions and requirements contained in this Agreement). “Adverse Consequence” means any expense, loss, Liability, or other damages (including any penalty, fine, excise or similar Tax, judgment, settlement payment, fee, assessment, reasonable legal and other professional fees, costs, and other dispute resolution expenses) ); provided, however, except to the extent paid or owed to a third party in a Proceeding brought by a third party for which a Person is entitled to be indemnified hereunder, Adverse Consequence does not include (a) non-economic, exemplary, or punitive damages, or (b) any damages not reasonably foreseeable as a probable result of the action or event giving rise to the damages. “Affiliate” means, as applied to any Person, any other Person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of stock, by Contract or otherwise. “Agreed Calculation Principles” means (a) the accounting and calculation principles, methods, policies, practices, procedures, classifications, elections, judgments or

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 70 estimation methodologies (including with respect to the calculation, determination and/or establishment of reserves or other discretionary or estimated amounts) expressly set forth or described on Exhibit 8.1(A) attached hereto as determined after giving effect to any adjustments or exclusions set forth or described therein and as used and applied consistently with the use and application thereof in the illustrative calculation of Net Working Capital attached hereto, regardless of whether inconsistent with, or different from, those permitted or required under GAAP or those otherwise used or applied by Sellers for any other purposes, including, for purposes of the preparation of any of the Financial Statements described in Section 2.7 (Financial Statements) (or the calculation or determination of any line item, amount or component reflected in or otherwise included or taken into account in the calculation or determination of those reflected therein) or any other financial statements, reports or information prepared by or on behalf of Sellers, and (b) to the extent not inconsistent with those described in clause (a) above, GAAP as applied and used connection with the preparation of the Recent Balance Sheet, including with respect to any elections or other discretionary methodologies or principals permitted under GAAP. “Arbitrator” means any organization or association that sponsors, authorizes, or conducts any arbitration Proceeding, or any arbitrator or panel of arbitrators, the decisions of which are enforceable in any court of law. “Business Day” means any day that is not a Saturday, a Sunday or another day on which banks are required or authorized by Law to be closed in the State of Delaware. “Channel Stuffing” means the inflation of sales of a Product in a certain period by selling a substantially greater quantity of such Product to distributors than such distributors could reasonably be expected to require in order for such distributors to meet forecasted demand for such Product in the ordinary course of business. “CHIK Application” means [***]. “CHIK VLP” means the Seller and its Affiliates’ virus like particle vaccine candidate for the prevention of disease caused by Chikungunya virus in the form currently subject to phase III clinical trials. “Closing Cash” means the sum of: (a) the aggregate amount of cash, cash equivalents and marketable securities of the Acquired Companies, including outstanding security and similar deposits, minus (b) the aggregate amount of all outstanding checks of the Acquired Companies, plus (c) the aggregate amount of all checks, money orders and other wire transfers and drafts deposited or available for deposit for the account of the Acquired Companies, in each case, determined in accordance with GAAP as of the Closing Effective Time, without giving effect to the consummation of the transactions contemplated by this Agreement (including any and all effects of any purchase accounting adjustments). “Closing Debt” means the aggregate Indebtedness of the Acquired Companies outstanding as of immediately prior to Closing which will be calculated and determined in accordance with Exhibit 8.1(C) (Illustrative Net Debt Calculation). “Closing Net Working Capital” means Net Working Capital as of the Closing Effective Time, without giving effect to the consummation of the transactions contemplated by this Agreement (including any and all effects of any purchase accounting adjustments). “Closing Tax Liability Amount” means an amount equal to the liability of the Acquired Companies with respect to Pre-Closing Taxes that remain unpaid and are not yet due and payable as of the Closing Date as of the Closing Date, whether or not due and payable, in each case, as calculated and determined as of the end of the Closing Date and

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 71 after giving effect to and taking into account any reductions thereto arising from or attributable to any Transaction Tax Deductions to the extent such deductions are properly deductible in a Pre-Closing Tax Period at a “more likely than not” standard (or higher level of confidence); provided that the Closing Tax Liability Amount shall not include any liability for Taxes resulting from the revocation (in whole or in part) of the Tax holiday granted under the Tax Holiday Decree arising out of or related to Buyer’s or Berna’s actions or inactions following the Closing in violation of the terms and conditions of Sections 4 or 5 of the Tax Holiday Decree. “Closing Transaction Expenses” means all Transaction Expenses, to the extent unpaid as of immediately prior to Closing. “Code” means the United States Internal Revenue Code of 1986, as amended. “Commercially Reasonable Efforts” means [***]. “Contract” means any written or oral agreement, contract, indenture, lease, instrument, arrangement, commitment or obligation that is legally binding (in each case, including any amendments and modifications thereto). “Debt Facilities” means the debt facilities entered into between the Buyer or any of its Affiliates and the Debt Provider on the terms of the Debt Commitment Letter or any alternative financing entered into by the Buyer or any of its Affiliates pursuant to the terms of Section 4.11. “Debt Financing” means the debt financing pursuant to the Debt Facilities. “Disclosure Schedule” means the schedules delivered in connection with this Agreement which: (a) set forth the information specifically described in certain of the representations and warranties contained in ARTICLE 2; and (b) set forth exceptions or qualifications to the representations and warranties contained in ARTICLE 2. “EMA” means the European Medicines Agency or any successor thereto. “Employee Benefit Plan” means any Benefit Plan which includes any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), in each case, whether or not subject to ERISA, and any other compensation or benefit, program, plan, policy, Contract (other than statutory or Tax-based programs such as workers’ compensation or social security), including insurance coverage, severance or retention compensation or benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation which is maintained or contributed to by a Seller or an Acquired Company or any of their respective Affiliates or ERISA Affiliates for the benefit of current or former consultants, directors or employees of the Business or an Acquired Company or with respect to which an Acquired Company has or would reasonably expect to have any Liability (including on account of any ERISA Affiliate). “Encumbrance” means any charge, claim, equitable interest, mortgage, lien (including liens for Taxes), easement, option, warrant, purchase right, pledge, security interest, right of first refusal, marital or community property interest or restriction of any kind, including any restriction on use, voting (in the case of any security), transfer, receipt of income or exercise of any other attribute of ownership, in each case, whether voluntarily imposed or arising by operation of Law.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 72 “Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters and ocean waters), groundwater, drinking water supply, stream sediments, ambient or indoor air, facilities and structures, and all natural resources, plant and wild-life. “Environmental Document” means: (a) any environmental study, evaluation or investigation relating to the assets, property or operations of the Business or an Acquired Company, including: (i) any Phase I or Phase II (or subsequent phase) studies and investigations; (ii) documents and information related to any improvements or buildings on any real property; and (iii) any testing, sampling, analysis, digging, boring, removing soil, relocating of soil or preparation of baseline environmental assessments relating to the Environment or any real property; (b) consent agreements, inspection reports, letters and notices of violation and related correspondence with any Governmental Body; (c) free product recovery reports, monitoring well assessments and related correspondence and materials; and (d) other documents materially bearing on Environmental Liabilities of Sellers in the operation of the Business or of an Acquired Company. “Environmental Law” means any Law relating to pollution or protection of the Environment, including those designed to: (a) notify Governmental Bodies, employees or the public of intended, threatened or actual releases of any Hazardous Substance in violation of environmental permits or other applicable Law; (b) prevent, regulate or require the reporting of the use, discharge, release or emission of Hazardous Substances into the Environment; (c) reduce the quantities, prevent the release and minimize Hazardous Substances that are generated; (d) regulate the generation, management, treatment, storage, handling, transportation or disposal of Hazardous Substances; (e) assure that products are designed, formulated, packaged or used so that they do not present unreasonable risks to public health or the Environment when used or disposed of; or (f) provide for or require the cleanup of Hazardous Substances that have been released into the Environment without a permit or otherwise in violation of Law, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq. “Environmental Liability” means any Adverse Consequence or other Liability of Sellers related to the operation of the Business or of the Acquired Companies, in each case, arising from or relating to any violation of or Liability under any Environmental Law with respect to facts, events or conditions occurring or in existence on or before the Closing Date. “Equity Interests” means, with respect to any Person: (a) any partnership interests; (b) any membership interests or units; (c) any shares in the capital of such Person or shares of capital stock; (d) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire membership interests or units, shares in the capital of such Person, shares of capital stock, or any other equity securities; (e) any securities convertible into or exercisable or exchangeable for partnership interests, membership interests or units, shares in the capital of such Person,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 73 shares of capital stock, or any other equity securities; or (f) any other interest classified as an equity security of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person that at any relevant time is or was considered a single employer with a Seller or an Acquired Company under Section 414 of the Code or under ERISA Section 4001(b), or part of the same “controlled group” as a Seller or an Acquired Company for purposes of ERISA Section 302(d)(3). “Exploit” (and related terms such as “Exploitation” or “Exploited”) means to (a) manufacture, have manufactured, package, label, import, export, sell, offer for sale, have sold, research, develop (including seeking, obtaining or maintaining Product Registrations and conducting clinical and nonclinical studies), commercialize, register, store, transport, distribute, promote, market, price, supply or otherwise dispose of, or use for purposes of any of the foregoing, or (b) license or otherwise permit any Person to conduct any of the foregoing. “FDA” means the U.S. Food and Drug Administration or any successor thereto. “FDCA” means the U.S. Federal Food, Drug and Cosmetic Act “Final Closing Cash Payment” means an aggregate amount equal to: (a) the Base Cash Amount, plus (b) the amount, if any, by which the Closing Net Working Capital exceeds the Target Amount, minus (c) the amount, if any, by which the Target Amount exceeds the Closing Net Working Capital, plus (d) the Closing Cash, minus (e) the Closing Debt, minus (f) the Closing Transaction Expenses, minus (g) the Closing Tax Liability Amount in the case of the foregoing clauses (b) - (g), as finally determined in accordance with Section 1.7 above (whether as a result of a failure to timely deliver an Objection Notice, mutual resolution of Sellers and Buyer, determination by the Accounting Firm, or any combination thereof). “Final Closing Net Working Capital” means Closing Net Working Capital, as finally determined in accordance with Section 1.7 above (whether as a result of a failure to timely deliver an Objection Notice, mutual resolution of Sellers and Buyer, determination by the Accounting Firm, or any combination thereof). “Fundamental Representations” means those representations and warranties of Seller and Buyer, as applicable, contained in Section 2.1, Section 2.2, the first sentence of Section 2.6(a), Section 2.21, Section 3.1, Section 3.2, Section 3.5 and Section 3.8. “GAAP” means United States generally accepted accounting principles, consistently applied. “Government Contracts” means any Contract, including any prime contract, material subcontract (at any tier), basic ordering agreement, letter contract, teaming agreement, material purchase order, material delivery order, material task order, or other contractual arrangement of any kind, as modified by binding modifications or change orders, with (a) any Governmental Body, (b) any prime contractor of any Governmental Body, or (c) any subcontractor (at any tier) with respect to any Contract of a type described in clauses (a) or (b) above. “Governmental Authorization” means any approval, consent, license, registration, permit, waiver or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 74 “Governmental Body” means any: (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, commission, board, instrumentality, official, or entity and any court or other tribunal); (d) multi-national organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority. For the avoidance of doubt “Governmental Body” includes any applicable regulatory authority such as the FDA, EMA, or MHRA. “Hazardous Substance” means: (a) any substance, waste or material that is controlled or regulated by or for which Liability may be imposed under any Environmental Law, including oil, petroleum or derivatives thereof; or (b) any substance or condition that is toxic, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic or otherwise hazardous to the Environment or public health, including polychlorinated biphenyls, asbestos and asbestos containing materials, radiation, noise, odors, mold or microbial agents; provided, however, that Hazardous Substance will not include typical office supplies (i.e., printer/copier toner cartridges, inks, correction fluids, etc.) or personal care items (i.e., cosmetics, medicines, perfumes, colognes, deodorants, fragrances, fingernail polishes, etc.). “Health Care Laws” means the FDCA, the PHSA, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)); the Stark Law (42 U.S.C. §1395nn); the civil False Claims Act (31 U.S.C. §§ 3729 et seq.); the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)); the Exclusion Laws (42 U.S.C. § 1320a 7); the Medicare statute (Title XVIII of the Social Security Act), including Social Security Act §§ 1860D-1 to 1860D-43 (relating to Medicare Part D and the Medicare Part D Coverage Gap Program); the Medicaid statute (Title XIX of the Social Security Act); the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h); HIPAA; the Controlled Substances Act (21 U.S.C. § 801 et seq.); Titles XVIII (42 U.S.C. § 1395 et seq.) and XIX (42 U.S.C. § 1396 et seq.) of the Social Security Act; 35 U.S.C. §§200-212, the Federal Technology Transfer Act of 1986; 15 U.S.C. §3710(a); 37 C.F.R. Part 404; all applicable requirements relating to current good manufacturing practices, good laboratory practices, good clinical practices, informed consent and institutional review boards (as those terms are defined by the FDA); all applicable requirements relating to clinical trials or the protection of human subjects contained in 21 CFR Parts 50, 54, 56, and 312 and 42 CFR Part 11, and the International Conference on Harmonization E6: Good Clinical Practices Consolidated Guideline; all applicable and comparable Laws in any other jurisdiction and all applicable and comparable Laws administered by the FDA, the EMA, MHRA and other applicable Governmental Bodies with respect to the Exploitation of drug, biologic or vaccine products. “Hepatitis-A Product” means any product currently in development by ETHI or its Affiliates for the prophylaxis or prevention of Hepatitis-A. “Indebtedness” means the following liabilities and obligations of the Acquired Companies on a consolidated basis and without duplication: (a) any indebtedness (and any pay-in-kind or deferred interest and any prepayment premiums with respect thereto) for money borrowed, including that evidenced by notes, bonds, indentures, debentures or other instruments and any interest accrued thereon; (b) accrued but unpaid interest on any obligation described in clause (a) above; (c) any outstanding guaranties of obligations of the type described in clauses (a) and (b) above; and (d) the amount of any undrawn letters of credit, performance bonds, bankers acceptances or similar obligations. For the avoidance of doubt, “Indebtedness” will not include any intercompany obligations between the Acquired Companies, or any Transaction Expenses.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 75 “Intellectual Property Agreements” means all licenses, sublicenses and other agreements by or through which other Persons grant ETHI or its Affiliates or ETHI or its Affiliates grants any other Persons any exclusive or non-exclusive rights or interests in or to any Intellectual Property Assets, Owned Business Intellectual Property, or Licensed Business Intellectual Property. “Intellectual Property Rights” means: (a) all trademarks, trade dress, service marks, trade names, business names, designs, logos, slogans, internet domain names and other indicia of source or origin, together with all translations, adaptations, derivations, and combinations thereof, all applications, registrations, and renewals in connection therewith, the rights related thereto, and all goodwill associated with any of the foregoing; (b) all copyrights, all copyright registrations and copyright applications and renewals in connection therewith, and all moral rights and all other rights associated with any of the foregoing, including the underlying works of authorship and other works of authorship (whether or not copyrightable), and all data, databases and database rights; (c) all patents and patent applications, and patent disclosures, together with all reissues, continuations, continuations- in-part, revisions, divisionals, extensions, and reexaminations in connection therewith and counterparts thereof and all international and other rights associated therewith; and (d) all know-how, discoveries, improvements, designs, trade secrets, technologies, processes, methods, techniques, protocols, formulae, algorithms, compositions, industrial models, architectures, layouts, designs, drawings, plans, specifications, methodologies, confidential information, and ideas. “IRS” means the United States Internal Revenue Service. “Law” means any law, ordinance, principle of common law (including equitable principles), statute, code, regulation, rule or treaty enacted, issued or promulgated by any Governmental Body. “Liability” means any debt, liability or obligation (whether direct or indirect, known or unknown, matured or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due), and including all costs and expenses relating thereto. “Licensed Business Intellectual Property” means all Intellectual Property Rights licensed to ETHI or its Affiliates under the Intellectual Property Agreements together with all Intellectual Property Rights licensed to any Acquired Company. “Lookback Period” means the period since December 31, 2019. “Material Adverse Effect” means any event, circumstance, change, effect or condition that, individually or in the aggregate is materially adverse to the Purchased Assets, assets, properties, financial condition, or results of operations of the Business and the Acquired Companies taken as a whole or that prevents Sellers from consummating the transactions contemplated by this Agreement; provided, however, that none of the following changes will constitute, or will be considered in determining whether there has occurred, and no event, circumstance, change, effect or condition resulting from or arising out of any of the following will constitute, a Material Adverse Effect: (a) the announcement of the execution of this Agreement or any other Transaction Document or the intended consummation of the transactions contemplated herein or therein in accordance with their respective terms (including any threatened or actual impact on any relationship with any customer, vendor, supplier, distributor, landlord or employee of the Business or the Acquired Companies); (b) any condition or change in economic conditions generally affecting the economy or the industries in which the Business operates; (c) any national or international political or social conditions, including the engagement by the United States in hostilities, whether or not

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 76 pursuant to the declaration of a national emergency, war or the occurrence of any military or terrorist attack on the United States or any of its territories, possessions, offices or military installations; (d) any acts of God, earthquakes, floods, hurricanes, fires, or other natural disasters or other weather-related event, or national, international, or regional calamity, or any disease outbreak, epidemic or pandemic; (e) any condition affecting financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or market index); (f) any change in any Law, Orders or GAAP; and (g) the taking of any action required or expressly permitted by this Agreement or the other Transaction Documents, including the completion of the transactions contemplated hereby and thereby in accordance with their respective terms; provided that, with respect to a matter described in any of the foregoing clauses (c) - (g) of this definition, such matter does not have a disproportionate adverse effect on the Business taken as a whole relative to other comparable businesses operating in the industries in which the Business operates. “Medicaid” means the health insurance program established by Title XIX of the Social Security Act (42 U.S.C. Sections 1396 et seq.) and any successor statute. “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Sections 1395 et seq.) and any statute succeeding thereto. “MHRA” means the Medicines and Healthcare products Regulatory Agency or any successor thereto. “Multi-Employer Retirement Plan” is defined in Section 3(37)(A) of ERISA. “Net Working Capital” means the consolidated current assets included among the Purchased Assets or otherwise of the Acquired Companies, less the consolidated current liabilities included among the Assumed Liabilities or otherwise of the Acquired Companies, in each case, using only the balance sheet line items included in the Illustrative Net Working Capital Calculation attached hereto as Exhibit 8.1(B), calculated in accordance with the Agreed Calculation Principles (whether or not consistent with GAAP and without giving effect to the consummation of the transactions contemplated by this Agreement (including any and all effects of any purchase accounting adjustments)). For avoidance of doubt (a) Net Working Capital will exclude Closing Cash, Closing Debt, Closing Transaction Expenses, any current or deferred Tax assets and current or deferred Tax liabilities; and (b) Closing Net Working Capital and Final Closing Net Working Capital (and the components thereof) will be calculated and determined in accordance with Exhibit 8.1(A) (the Agreed Calculation Principles) and Exhibit 8.1(B) (Illustrative Net Working Capital Calculation) to provide a meaningful comparison of the Final Closing Net Working Capital to the Target Amount; it being understood and acknowledged that it is the intent of the Parties that, for purposes of the calculation and determination of Closing Net Working Capital and Final Closing Net Working Capital, nothing in Section 1.7 above or elsewhere in this Agreement will permit (or be will be deemed or construed as permitting) the Parties or the Accounting Firm to: (i) include or introduce any balance sheet line items or accounts that are different from those included in Exhibit 8.1(B) (Illustrative Net Working Capital Calculation); or (ii) make any changes or modifications to the Agreed Calculation Principles or otherwise introduce or use any accounting principles, policies, practices and assumptions, procedures, elections, categorizations or methods (including those relating to the nature of accounts and inclusion of balance sheet line items and the level of reserves and/or accruals, any calculations or estimations thereof or any adjustments thereto) that are different from the Agreed Calculation Principles.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 77 “Order” means any award, decree, stipulation, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made or rendered by any Governmental Body. “Ordinary Course of Business” means in accordance with the ordinary and customary day-to-day operations of the applicable Seller in the operation of the Business or of the applicable Acquired Company, in each case, consistent with its past practice with respect to the activity in question. “Organizational Documents” means the organizational documents of a non-natural Person, including, as applicable, the charter, articles or certificate of incorporation, bylaws, articles of organization or certificate of formation, operating agreement or similar governing documents, as amended, and with regard to Berna, its Articles of Association. “Other Party” means (a) with respect to either Seller or references to a Party that refer to either of them, “Other Party” means Buyer; and (b) with respect to Buyer or references to a Party that refer to it, “Other Party” means Sellers. “Owned Business Intellectual Property” means all of the Intellectual Property Assets together with all Intellectual Property Rights that are owned by any Acquired Company. “Permitted Encumbrances” means: (a) Encumbrances for Taxes not yet due and payable; (b) Encumbrances arising by operation of Laws that do not and would not reasonably be expected to materially detract from the current value of, or materially interfere with, the present use and/or enjoyment of such asset or property in connection with the Ordinary Course of Business; (c) any Encumbrance disclosed on Section 8.1 of the Disclosure Schedule; (d) with respect to any real property, any of the following (i) Encumbrances arising pursuant to the terms of the applicable lease or that are otherwise listed or identified as exceptions in any title search, survey, title insurance policy or similar document or report related to any such real property that was made available to, or obtained by, Buyer or its Representatives prior to the date of this Agreement, (ii) any Encumbrances arising from the cantonal building inventory for the preservation of historical sites (Inventar der Baudenkmäler), or (iii) other Encumbrances not included or described in (d)(i) or (ii) above that (A) either arise under or pursuant to any zoning, land use or other applicable Laws, is stated in the relevant land registry excerpt of a Swiss real estate property or would otherwise be identified or reflected in a search of the publicly available records maintained in any jurisdiction that relate to, include or affect any such real property (including, among others, any such records relate to or that list or identify (1) the record owners or holders thereof or of any mortgages or other evidence of Indebtedness secured thereby, (2) the classification or zoning thereof, or (3) any covenants or other restrictions or rights applicable thereto), and (B) do not and would not reasonably be likely to materially impair the continued use or occupancy of such property by an Acquired Company; and (e) Encumbrances to be discharged at Closing upon the discharge by Buyer of Closing Debt. “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Body or other entity. “PHSA” means the U.S. Public Health Services Act. “Post-Closing Covenants” means, collectively, the covenants or agreements contained in this Agreement that, by their terms, are expressly required to be performed or complied with following the Closing Date.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 78 “Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date and, with respect to Straddle Period, the portion of such Straddle Period ending on and including the Closing Date. “Pre-Closing Taxes” means, without duplication, the aggregate amount of: (a) all Taxes of the Acquired Companies for any Pre-Closing Tax Period; and (b) the employer portion of employment Taxes payable in connection with any transaction, change in control, deferred compensation or similar bonuses payable by any Acquired Company to employees upon consummation of the transactions contemplated hereby; provided, however, that Pre- Closing Taxes will not include Taxes that arise as a result of an action or transaction carried out or effected by any Acquired Company not in the Ordinary Course of Business at any time after Closing on the Closing Date other than an action or transaction entered into by the Acquired Companies prior to Closing or made pursuant to this Agreement. “Proceeding” means any action, arbitration, mediation, examination, hearing, claim, litigation, lawsuit or other similar proceeding (whether civil, criminal or administrative) commenced, brought, conducted or heard by or before any Governmental Body, mediator or Arbitrator, including any investigation conducted in anticipation of or in connection with any such proceeding, and including any rehearing, appeal, remand, or other review of any such proceeding or any action to enforce any such proceeding. “Product Candidates” means CHIK VLP and the Hepatitis-A Product. “Product Registrations” means all Governmental Authorizations, including all applications, licenses, and approvals necessary to Exploit each Transferring Product, including any approval of a marketing authorisation application, biologics license application, clinical trial application, investigational new drug application and new drug application. “Products” means Vivotif and Vaxchora. “R&W Insurance Binder” means each buy-side representation and warranty insurance policy binder, dated as of the date hereof, by and between Buyer or its Affiliate and Indian Harbor Insurance Company and Euclid Transactional, LLC, as applicable, pursuant to which the R&W Policy is bound and that was delivered to Sellers by Buyer concurrently with the execution of this Agreement. “R&W Policy” means the buy-side representations and warranty insurance policy form attached to the R&W Insurance Binder. “Regulatory Documents” means all submissions, filings and correspondence with Governmental Bodies, including the FDA, EMA, MHRA, European Commission, the Centers for Disease Control and Prevention and the Animal and Plant Health Inspection Service of the United States Department of Agriculture. “Representative” means, with respect to a particular Person, any director, officer, manager, managing member, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors. “Review Board” means all institutional review boards, privacy boards, data safety monitoring boards or ethics committees responsible for review, oversight or approval of any clinical trial involving any Product. “Seller Indemnified Taxes” means, without duplication: (a) any Pre-Closing Taxes not included or taken into account in the determination of Closing Net Working Capital, Closing Tax Liability Amount or otherwise included or taken in to account in the calculation of the Final Closing Cash Payment, any Price Component or any other amount or component

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 79 thereof; (b) any liability for Taxes relating to the Purchased Assets for any Pre-Closing Tax Period; (c) any liability of any Seller for Taxes; (d) any liability of any Acquired Company or any Seller for Taxes of any other Person as a result of Treasury Regulation §1.1502-6 or any analogous or similar state, local or non-U.S. law or regulation or as a result of filing any consolidated, combined, unitary or aggregate Tax Return with such Person prior to the Closing Date; or (e) any liability of any Acquired Company or any Seller for Taxes as a transferee or successor by law, pursuant to a contract entered into prior to the Closing Date, or any other relationship in existence as of the Closing Date; but excluding, however, any liability for Taxes resulting from the revocation (in whole or in part) of the Tax holiday granted under the Tax Holiday Decree arising out of or related to Buyer’s or Berna’s actions or inactions following the Closing in violation of the terms and conditions of Sections 4 or 5 of the Tax Holiday Decree. “Seller Released Parties” means, collectively, Sellers, their Affiliates and their respective directors, managers, officers, employees, direct or indirect equity holders, agents, heirs, personal representatives, successors and assigns. “Sellers’ Knowledge” or “Knowledge of Sellers” means the actual knowledge, after reasonable inquiry, of [***]. “Solvent” means, with respect to any Person, that: (a) the present fair saleable value of the assets owned by such Person exceeds the amount required to pay its probable liability on its existing debts as they become absolute and matured; (b) such Person does not have an unreasonably small amount of capital with which to engage in its business; and (c) such Person will be able to pay its debts and liabilities as they become due. “Straddle Period” means any Tax period that begins on or before the Closing Date and ends after the Closing Date. “Swiss Tax Ruling” means the Tax rulings related to Berna from the competent cantonal and federal Tax authorities determining whether [***]. “Target Amount” means an amount equal to (i) $[***] minus (ii) the Accrued Clinical Trial Costs. “Tax” or “Taxes” means any governmental income, gross receipts, premiums, profits, capital, franchise, withholding, payroll, employment, social security, workers compensation, unemployment, disability, property, ad valorem, stamp, excise, registration, occupation, service, sales, use, license, lease, transfer, import, export, customs, value added, severance, environmental, alternative or add-on minimum, estimated or other similar tax (including any fee, assessment, levy, tariff, charge, or duty in the nature of or in lieu of any tax), and any interest, penalties, additions, or additional amounts in respect of the foregoing, whether disputed or not. The term “Tax” includes, with respect to any Person, such Person’s liability for Taxes imposed on any consolidated or combined basis, and such Person’s obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person (other than pursuant to this Agreement). “Tax Holiday Decree” means that certain decree [***]. “Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 80 “Transaction Documents” means this Agreement and all other agreements to be executed and delivered by a Party in connection with the consummation of the transactions contemplated by this Agreement. “Transaction Tax Deductions” means any and all deductions or other Tax benefits arising from or as a result of or otherwise attributable to (a) any Transaction Expenses (including those included in the Closing Transaction Expenses) or (b) any other fee, cost, expense or amount incurred, paid, payable or otherwise borne economically by or on behalf of any Seller, to the extent arising from or as a result of or otherwise attributable to this Agreement, the transactions contemplated hereby (including unamortized debt financing costs and debt prepayment fees in respect of the Closing Debt retired as contemplated in this Agreement, employee bonuses, the employer portion of any payroll Taxes due in connection therewith), in each case, regardless of whether paid prior to, on or after the Closing Date. “Transaction Expenses” means all fees, disbursements, costs, and expenses incurred by or on behalf of any Acquired Company in connection with this Agreement, the other Transaction Documents, or the consummation of the transactions contemplated hereby or thereby or any other transaction that constitutes an Alternative Transaction (in each case, to the extent payable or owed by any Acquired Company, and whether invoiced before or after Closing, or otherwise secured or guaranteed by any Acquired Company or any of the Purchased Assets), including: (a) all brokers’, finders’, or investment bankers’ fees incurred by or on behalf of any Acquired Company in connection with the negotiation, preparation, execution, and consummation of the transactions contemplated hereby or an Alternative Transaction; and (b) fees and expenses of legal counsel, accountants, or other professional advisors incurred by or on behalf of any Acquired Company in connection with this Agreement, the other Transaction Documents, or the consummation of the transactions contemplated hereby or thereby or an Alternative Transaction. “Transferring Inventory” means: (i) the Inventory; and (ii) all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories related to the Transferring Products in the possession of the Acquired Companies. “Transferring Products” means the Products and the Product Candidates. “Vaxchora” means the oral cholera vaccine currently commercialized by Sellers and the Acquired Companies under the trade name Vaxchora®. “Vivotif” means the oral typhoid vaccine currently commercialized by Sellers and the Acquired Companies under the trade name Vivotif®. “WARN Act” means the Worker Adjustment and Retraining Notification (WARN) Act Pub. L. 100 379.102 stat. 890 (1988), as amended, codified at 29 U.S.C. 2101 et seq. ARTICLE 9 GENERAL PROVISIONS Section 9.1 Binding Effect; Benefits; Assignment. The terms of this Agreement and the other Transaction Documents executed by a Party will be binding upon, inure to the benefit of and be enforceable by and against such Party and its legal representatives, successors and authorized assigns. Except: (a) as otherwise expressly provided in this Agreement or another Transaction Document; (b) for the provisions of Section 4.4 above, which are intended for the benefit of, and will be enforceable by, D&O Indemnified Persons

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 81 and the other Persons identified therein; (c) for the provisions of Section 9.14 below, which are intended for the benefit of, and will be enforceable by, the Designated Persons, and (d) for the provisions of Section 9.15 below, which are intended for the benefit of, and will be enforceable by, the Non-Recourse Parties, nothing in this Agreement or such other Transaction Document, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement or such other Transaction Document, this Agreement and the other Transaction Documents being for the exclusive benefit of the Parties and their respective legal representatives, successors and authorized assigns. No Party may assign any of its rights or obligations under this Agreement or any other Transaction Document to any other Person without the prior written consent of the Other Party to this Agreement or the other parties to such other Transaction Documents, as applicable, and any such attempted or purported assignment will be null and void; provided, however, that without obtaining such consent, Buyer may assign any of its rights or delegate any of its obligations, in its sole discretion, under this Agreement (x) to any of its respective controlled Affiliates and (y) in connection with the acquisition (whether by merger, consolidation, sale or otherwise) of Buyer, as long as, in each case (1) Buyer provides written notice to the Sellers of such assignment and (2) such assignee agrees to be or is, by operation of law or otherwise, bound by the terms and conditions of this Agreement. Section 9.2 Entire Agreement. This Agreement, the exhibits and schedules to this Agreement (including the Disclosure Schedule), the Confidentiality Agreement and the other Transaction Documents set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement or other Transaction Documents, as applicable, and supersede all prior Contracts, letters of intent, arrangements and understandings relating to the subject matter hereof and thereof. The Confidentiality Agreement will be deemed terminated automatically effectively immediately upon the earlier of: (a) the Closing; and (b) the termination of the Confidentiality Agreement in accordance with its terms. No representation, promise, inducement or statement of intention has been made by any Party in connection with the transactions contemplated by this Agreement or other Transaction Document that is not embodied in this Agreement or such other Transaction Document, as applicable, and no Party will be bound by or liable for any alleged representation, promise, inducement or statement of intention not so embodied. Section 9.3 Amendment and Waiver. This Agreement may be amended, modified, superseded or canceled, and any of its provisions may be waived, only by a written instrument executed by the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of a Party at any time to require performance of any provision of this Agreement will in no manner affect the right of that Party at a later time to enforce such provision. No waiver by a Party of any provision of this Agreement or the breach of any provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of such provision or breach, or any other provision of this Agreement. Section 9.4 Governing Law; Exclusive Jurisdiction. This Agreement and any dispute about which this Agreement is a subject will be governed by and construed in accordance with the applicable Laws of the State of Delaware, without regard to choice of law principles of any jurisdiction. Each of the Parties irrevocably (i) submits itself to the exclusive jurisdiction of the state or federal courts located in Delaware for the purpose of any Proceeding directly or indirectly based upon, relating to or arising out of this Agreement or any of the transactions contemplated hereby or the negotiation, execution or performance hereof or thereof, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 82 will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the above-named courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any litigation with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 9.4, any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and, to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts. Each of the Parties hereby irrevocably consents to service being made through the notice procedures set forth in Section 9.6 below and agrees that service of any process, summons, notice or document by personal delivery to the respective addresses set forth in Section 9.6 below shall be effective service of process for any litigation in connection with this Agreement or the transactions contemplated hereby. Nothing in this Section 9.4 shall affect the right of any Party to serve legal process in any other manner permitted by Law. Section 9.5 WAIVER OF TRIAL BY JURY. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.6 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement must be in writing and will be deemed to have been duly given: (a) on the day of delivery, if delivered by hand; (b) on the day of delivery, if sent by facsimile or electronic mail (with confirmation of receipt) at or prior to 5:00 p.m. Eastern Time on a Business Day; (c) on the first Business Day following delivery, if sent by facsimile or electronic mail on a day that is not a Business Day or after 5:00 p.m. Eastern Time on a Business Day; (d) on the first Business Day following deposit with a nationally recognized overnight delivery service; or (e) upon the earlier of actual receipt and the fifth Business Day following first class mailing, with first class, postage prepaid: If to Buyer: BAVARIAN NORDIC A/S Philip Heymans Allé 3 DK-2900 Hellerup Denmark Attn: General Counsel, Legal department Email: [***]

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 83 with a copy to (which will not constitute notice): COOLEY (UK) LLP 22 Bishopsgate London EC2N 4BQ United Kingdom Attention: Michal Berkner Email: mberkner@cooley.com If to Sellers: EMERGENT TRAVEL HEALTH, INC. EMERGENT INTERNATIONAL, INC. c/o Emergent BioSolutions, Inc. 400 Professional Drive, 4th Floor Gaithersburg, MD 20879 Attn: General Counsel Email: [***] with a copy to (which will not constitute notice): BARNES & THORNBURG LLP 11 South Meridian St. Indianapolis, IN 46204 Attn: Kepten D. Carmichael Email: kcarmichael@btlaw.com A Party may change its address, facsimile number or e-mail address by prior written notice to the other Party provided as set forth in this Section 9.6. Section 9.7 Conflict Between Transaction Documents. This Agreement may be executed by original signature or by facsimile, digital or other electronic signature and in one or more counterparts, each of which will be deemed an original and together will constitute one and the same instrument. The Parties agree and acknowledge that to the extent any terms and provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition or provision of any other agreement, document or instrument contemplated hereby, this Agreement will govern and control. Section 9.8 Public Disclosure; Confidentiality. (a) The initial press release to be issued with respect to the transactions contemplated hereby shall be in a form and at a time agreed to by Buyer and Sellers. Notwithstanding anything to the contrary contained in this Agreement (but subject to the last sentence of this Section 9.8(a)), except as may be required (i) to comply with the requirements of any applicable Law (including filings pursuant to the HSR Act) or a Governmental Body or (ii) by any listing agreement with any applicable national securities exchange or market (in which case the parties shall, to the extent legally permitted, consult with each other prior to making any such disclosure and give the other party a reasonable opportunity to comment thereon), from and after the date hereof and prior to Closing, no Party hereto shall, and each such Party shall cause its Representatives not to, make any press release or similar public announcement or communication relating to this Agreement or other Transaction Documents unless specifically consented to in writing in advance by Buyer and Sellers, which consent shall not be unreasonably withheld, conditioned or delayed. If any announcement is to be made pursuant to clause (i) or (ii) in the preceding sentence by any Party hereto,

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 84 prior to making such announcement such Party will, to the extent legally permitted, deliver a draft of such announcement to the Other Party and shall give the Other Party a reasonable opportunity to comment thereon. In no event shall the foregoing be construed to restrict or prevent any Party hereto or their respective Affiliates from making any internal announcements to such Party’s or its Affiliates’ employees regarding the transactions contemplated by this Agreement and the other Transaction Documents, or from disclosing and communicating such information to their respective Representatives, including outside legal counsel, accountants, financial advisors and insurers, in each case on a confidential basis. At any time following the issuance of the initial press release and prior to the Closing, any Party hereto shall be permitted to make any public announcements regarding this Agreement and the transactions contemplated hereby without the prior written consent of any Other Parties to the extent such announcements are consistent in all material respects with such press release or other prior disclosures approved in accordance with this Section 9.8(a). (b) The Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the Closing, at which time the confidentiality obligations thereunder shall terminate. From and after the date of this Agreement until the Closing, each Party shall, and shall cause each of their respective Affiliates to, keep confidential the terms and existence of this Agreement and the other Transaction Documents and the negotiations relating thereto and all documents and information obtained by a Party from another Party in connection with the transactions contemplated hereby (collectively, the “Confidential Information”) except (i) to the extent that any Confidential Information must be disclosed to obtain any required regulatory approvals or consents relating to the transactions contemplated by this Agreement or any other Transaction Document, (ii) for disclosures otherwise made in satisfaction of any of the obligations under this Agreement, (iii) to the extent required by applicable Law or as required by any listing agreement with any applicable national securities exchange or market (in which case the Parties shall, to the extent legally permitted, consult with each other prior to making any such disclosure and give the Other Party a reasonable opportunity to comment thereon, (iv) as made public prior to the date of this Agreement by either Party not in violation of this Agreement or any disclosure permitted under Section 9.8(a), and (v) each Party may disclose such information to such Party’s Affiliates and their respective Representatives, provided that each such Party, as applicable, shall remain responsible for any disclosure by their respective Representatives or Affiliates (c) If this Agreement is, for any reason, terminated prior to the Closing, this Section 9.8 and the Confidentiality Agreement shall survive the termination of this Agreement and continue in full force and effect in accordance with the terms hereof. The terms of this Section 9.8 shall survive the consummation of the Closing. Section 9.9 Expenses. Except as otherwise expressly provided in this Agreement, Sellers and Buyer will each pay all of their own expenses, costs and fees (including legal and other professional fees and costs) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby (whether the transactions contemplated by this Agreement are consummated or not). Section 9.10 Headings; Construction. The headings of the articles, sections and paragraphs in this Agreement have been inserted for convenience of reference only and will

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 85 not restrict or otherwise modify any of the provisions of this Agreement. Unless otherwise expressly provided, the words “including,” “include” or “includes,” or other similar words, whenever used in this Agreement will be deemed to be immediately followed by the words “without limitation.” The words “herein,” “hereby,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole (including any exhibits and schedules hereto) and not merely to any particular section, subsection or paragraph contained in this Agreement. All references in this agreement to Sections, Schedules, Annexes or Exhibits are references to Sections of, and Schedules, Annexes and Exhibits to, this Agreement, unless the context otherwise requires. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. Neither this Agreement nor any other Transaction Document (nor any uncertainty or ambiguity herein or therein) will be construed against a Party under any rule of construction or otherwise. No Party will be considered the draftsman of this Agreement or any other Transaction Document. The provisions of this Agreement have been negotiated by and chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against a Party. All references to dollars or “$” in this Agreement or any other Transaction Document are to U.S. Dollars. Section 9.11 Partial Invalidity. Whenever possible, each provision of this Agreement and each other Transaction Document will be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement or other Transaction Document is, for any reason, held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement or other Transaction Document, as applicable, which will otherwise remain in full force and effect. Upon any such determination that any provision of this Agreement or other Transaction Document is invalid, illegal or unenforceable, the Parties will negotiate in good faith to modify this Agreement or other Transaction Document, as applicable, by replacing the invalid, illegal or unenforceable provisions with legal, valid and enforceable provisions the effect of which comes as close as practicable to the original intent of the Parties in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible. Section 9.12 Certain Disclosure Matters. (a) The Disclosure Schedule contains a series of schedules which, in part, set forth Disclosures specifically referred to in ARTICLE 2 and, in part, provide exceptions, qualifications or limitations to the representations and warranties contained in ARTICLE 2. Any exception, qualification, limitation, fact, event circumstance, contract, document, information, liability, lien, default, breach, violation, impediment, description, summary or other disclosure (each, a “Disclosure”) made or included for the purpose of any particular section, subsection or clause of any section of the Disclosure Schedule or for the purpose of any particular representation or warranty in the Agreement will, in each case, be deemed made and included for the purpose of (and incorporated by reference in) all other sections, subsections or clauses of the Disclosure Schedule and all other representations and warranties in the Agreement to the extent that a cross-reference is made thereto (either herein or in the Agreement) or to the extent that the applicability or relevance of such Disclosure to any such other sections, subsections or clauses of the Disclosure Schedule or to any such other representations or warranties is reasonably apparent based on: (i) the face of such Disclosure or the face of such representation or warranty (regardless of whether or not specific cross-references are

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 86 made); or (ii) the context or subject matter of any section, subsection or clause of the Disclosure Schedule or of any representation or warranty in the Agreement (regardless of whether or not specific cross-references are made). (b) The information and other Disclosures made, included, summarized, described or discussed in the Disclosure Schedule are provided solely for purposes of making disclosures to Buyer under the Agreement and for no other purpose, and nothing in the Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. No reference to or inclusion of any Disclosure in the Disclosure Schedule will (nor will it be used by a Party as evidence of): (i) represent (or be deemed or construed to represent) a determination that such Disclosure is material (or otherwise establish a standard or monetary threshold for determining materiality) or that such Disclosure is required to be referred to or included in the Disclosure Schedule; (ii) represent a determination that such Disclosure did not arise in the Ordinary Course of Business; (iii) constitute (or be deemed or construed to be) an admission as to the occurrence or existence of any matter whatsoever concerning such Disclosure, including an admission as to the occurrence or existence of a default, breach or default under any Contract, Permit, Governmental Authorization, plan, policy or other document, or of a violation of any Laws or any Order; or (iv) confer or give to any Person (other than a Party, to the extent expressly contemplated under the Agreement) any remedy, claim, liability, reimbursement, cause of action or other right. (c) Without limiting the generality of the foregoing, it is expressly understood and acknowledged that: (i) in disclosing the information and other Disclosures made, included, summarized, described or discussed in the Disclosure Schedule, no Seller waives or shall be deemed to waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to thereto; and (ii) all summaries, descriptions or discussions of any Contract, Permit, real or personal property matters, Governmental Authorization, policy or document relating to any other Disclosure item or matter made or included in the Disclosure Schedule are summary in nature, do not purport to be a complete statement of the material terms of, and are qualified in their entirety by reference to, such Contract, Permit, real or personal property matters, Governmental Authorization, policy or document. Section 9.13 Specific Performance. (a) The Parties agree that irreparable damage could occur to the non- breaching Party if any provision of this Agreement were not performed by a Party in accordance with the terms hereof. Accordingly, the Parties agree that, subject to the limitations set forth in this Section 9.13, prior to the valid termination of this Agreement pursuant to Section 6.1 above, in addition to any other remedy to which a non-breaching Party is entitled at Law or in equity, the non-breaching Party will be entitled to seek injunctive relief to prevent breaches of this Agreement and will be entitled to specifically enforce the performance of the provisions hereof. (b) The Parties agree and acknowledge that: (i) by seeking the remedies provided for in this Section 9.13, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.13 are not available or otherwise are not granted; and (ii) nothing contained in this Section 9.13 will require any Party to institute any

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 87 Proceeding for (or limit any Party’s right to institute any Proceeding for) specific performance under this Section 9.13 before properly exercising any termination right under ARTICLE 6 (and pursuing any other remedies under this Agreement after such termination) nor will the commencement of any Proceeding pursuant to this Section 9.13 or anything contained in this Section 9.13 restrict or limit any Party’s right to properly terminate this Agreement in accordance with the terms of ARTICLE 6 or pursue any other remedies under this Agreement that may be available then or thereafter. Each Party agrees that it will not oppose the granting of an injunction, specific performance, and other equitable relief on the basis that the other Party has an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at Law or equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with any such order or injunction. (c) Notwithstanding anything in this Agreement to the contrary, if a party hereto is awarded injunctive relief or specific performance as a result of which the Closing actually occurs, such equitable relief shall be such party’s sole and exclusive remedy under this Agreement solely with respect to another party’s failure to consummate the Closing. The prevailing party in any Proceeding arising under this Section 9.13(c) shall be entitled to reimbursement of fees, costs and expense. Section 9.14 Legal Representation and Conflicts Waiver; Non-Assertion of Privilege; Privileged Materials. (a) Legal Representation and Conflicts of Interest. Buyer acknowledges that Barnes & Thornburg LLP and other legal counsel (“Prior Company Counsel”) have, on or prior to the Closing Date, represented one or more Sellers, the Acquired Companies, their Affiliates, and their respective direct or indirect Representatives (each such Person, other than the Acquired Companies, a “Designated Person”) in one or more matters relating to this Agreement or any other agreements or transactions contemplated hereby (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement or such other agreements or in connection with such transactions) (each, an “Existing Representation”), and that, in the event of any post-Closing matters (1) relating to this Agreement or any other agreements or transactions contemplated hereby (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement or such other agreements or in connection with such transactions) and (2) in which Buyer or any of its Affiliates (including, post-Closing, the Acquired Companies), on the one hand, and one or more Designated Persons, on the other hand, are or may be adverse to each other (each, a “Post-Closing Matter”), the Designated Persons reasonably anticipate that Prior Company Counsel will represent them in connection with such matters. Accordingly, Buyer (on its own behalf and on behalf of its Affiliates, including the Acquired Companies after the Closing) (i) waives and shall not assert, and agrees after the Closing to cause its Affiliates to waive and to not assert, any conflict of interest arising out of or relating to the representation by one or more Prior Company Counsel of one or more Designated Persons in connection with one or more Post-Closing Matters (the “Post- Closing Representation”), and (ii) agrees that, in the event that a Post-Closing Matter arises, Prior Company Counsel may represent one or more Designated Persons in a Post-Closing Matter even though the interests of such Person(s) may be directly adverse to Buyer, the Acquired Companies or any of their Affiliates, and even though

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 88 Prior Company Counsel may (A) have represented the Acquired Companies in a matter substantially related to such dispute or (B) be currently representing Buyer, an Acquired Company or any other of their Affiliates. Without limiting the foregoing, Buyer (on its own behalf and on behalf of its Affiliates, including the Acquired Companies after the Closing) consents to the disclosure by Prior Company Counsel, in connection with one or more Post-Closing Representations, to the Designated Persons of any information learned by Prior Company Counsel in the course of one or more Existing Representations, whether or not such information is subject to the attorney-client privilege of the an Acquired Company and/or Prior Company Counsel’s duty of confidentiality as to such Acquired Company and whether or not such disclosure is made before or after the Closing. (b) Non-Asserting of Privileges. Buyer (on its own behalf and on behalf of its Affiliates, including the Acquired Companies after the Closing) waives and shall not assert, and agrees after the Closing to cause its Affiliates to waive and to not assert, any attorney-client privilege, attorney work-product protection or expectation of client confidence with respect to any communication between any Prior Company Counsel, on the one hand, and any Designated Person or an Acquired Company (collectively, the “Pre-Closing Designated Persons”), on the other hand, or any advice given to any Pre-Closing Designated Person by any Prior Company Counsel, occurring during one or more Existing Representations (collectively, “Pre-Closing Privileges”) in connection with any Post-Closing Representation, including in connection with a dispute between any Designated Person and one or more of Buyer or any of its Affiliates, it being the intention of the Parties that all rights to such Pre- Closing Privileges, and all rights to waive or otherwise control such Pre-Closing Privilege, shall be retained by such Designated Persons and asserted by Sellers on their behalf, and shall not pass to or be claimed or used by Buyer or any of its Affiliates, except as provided in the last sentence of this Section 9.14(b). Furthermore, Buyer (on its own behalf and on behalf of its Affiliates, including the Acquired Companies after the Closing) acknowledges and agrees that any advice given to or communication with any of the Designated Persons shall not be subject to any joint privilege (whether or not the Acquired Companies also received such advice or communication) and shall be owned solely by such Designated Persons. Section 9.15 No Obligation or Liability of Non-Parties. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby may only be brought against, the entities that are expressly named as parties on the signature page hereto and thereto (“Express Parties”) and then only with respect to the specific obligations set forth herein and therein with respect to such Express Party. Except to the extent an Express Party (and then only to the extent of the specific obligations undertaken by such Express Party and not otherwise), no past, present or future director, manager, officer, employee, incorporator, member, partner, stockholder or other direct or indirect equity holder, Affiliate or agent, attorney, advisor or Representative of any such Person or any of its or their Affiliates (collectively, “Non-Recourse Parties” and each, individually, a “Non-Recourse Party”) shall have any Liability (whether in contract, tort, equity, based upon fraud or any other theory that seeks to impose liability of any Person against or on any Non-Recourse Party, or otherwise) for any one or more of the representations, warranties, covenants, agreements, undertakings or other obligations or Liabilities of either Seller or Buyer under this Agreement or any other Transaction Document (whether for indemnification or otherwise) of or for any claim based on, arising out of, or related to this

PROJECT EMERALD – PURCHASE AND SALE AGREEMENT PAGE 89 Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and, in furtherance and not in limitation of the foregoing, each Party hereby expressly and specifically irrevocably and unconditionally waives, releases and forever discharges any and all such Liabilities, claims and obligations of any kind, type or nature whatsoever against (and any and all rights, remedies and recourse that any such Party may otherwise be entitled to assert, exercise or obtain from) any such Non-Recourse Parties, whether existing now, in the past or in the future. Section 9.16 Relationship of Parties; No Duties. Nothing in this Agreement shall be deemed to constitute the Parties as joint venturers, alter egos, partners or participants in an unincorporated business or other separate entity, nor, except as expressly and specifically set forth herein, in any manner create any principal agent, fiduciary or other special relationship between the Parties. No Party shall have any duties (including fiduciary duties) towards any other Party except as specifically set forth herein. Section 9.17 Counterparts. This Agreement may be executed by original signature or by facsimile, digital or other electronic signature and in one or more counterparts, each of which will be deemed an original and together will constitute one and the same instrument. [counterpart signature pages follow] * * * * *

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT IN WITNESS WHEREOF, each of the undersigned Parties have executed this Agreement as of the date first written above. Buyer: BAVARIAN NORDIC A/S By: Name: Paul Chaplin Title: President and CEO

Exhibit C Form of Transition Services Agreement [See attached]

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 1 DMS 24579276.16 Exhibit C FORM OF TRANSITION SERVICES AGREEMENT THIS TRANSITION SERVICES AGREEMENT (this “Agreement”), dated as of [ • ]. 2023 (the “Effective Date”), is entered into by and among BAVARIAN NORDIC A/S, a private limited liability company organized under the laws of Denmark (“Buyer”), EMERGENT INTERNATIONAL INC., a Delaware corporation (“EII”), and EMERGENT TRAVEL HEALTH INC., a Delaware corporation (“ETHI,” and together with EII, the “Sellers,” and each individually, a “Seller”). Each of Buyer and Sellers are sometimes referred to individually herein as a “Party” and collectively as the “Parties.” Background Statement A. Buyer and Sellers have entered into that certain Purchase and Sale Agreement, dated as of February [15], 2023, by and among Buyer and Sellers (the “Purchase Agreement”), pursuant to which (i) Buyer has agreed to purchase from EII and EII has agreed to sell to Buyer the Shares, and (ii) Buyer has agreed to purchase from ETHI and its Affiliates, and ETHI has agreed to sell and cause the sale of the Purchased Assets to Buyer, all as more fully described in the Purchase Agreement. Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Purchase Agreement. B. To ensure an orderly transition of the Business to Buyer and to facilitate Sellers’ uninterrupted operation of their respective businesses other than the Business, (i) Sellers have agreed to provide certain transition services to Buyer, and (ii) Buyer has agreed to provide certain transition services to Sellers, pursuant to the terms and conditions of this Agreement. C. As a condition to consummating the transactions contemplated by the Purchase Agreement, the Parties have agreed to enter into this Agreement to document the scope of such transition services and the terms and conditions pertaining to such services. NOW, THEREFORE, in consideration of the foregoing, and the respective representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, hereby agree as follows: Article 1 Services Provided Section 1.01 Transition Services. (a) Seller Transition Services. Upon the terms and subject to the conditions set forth in this Agreement, Sellers will provide, or cause to be provided, to Buyer, for the purpose of transitioning the Business to Buyer (the “Buyer Purpose”), each of the services to be provided or procured by the Seller under this Agreement, including all services listed in Appendix A, which is attached to and made part of this Agreement, (each such service is referred to individually as a “Seller Transition Service”, and collectively as the “Seller Transition Services”), during the time period for each Seller

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 2 DMS 24579276.16 Transition Service set forth on Appendix A (hereinafter referred to as the “Seller Service Time Periods”). (b) Buyer Transition Services. Upon the terms and subject to the conditions set forth in this Agreement, Buyer will provide, or cause to be provided, to Sellers for the purpose of transitioning to Sellers certain assets and operations unrelated the Business (the “Seller Purpose”), each of the services to be provided or procured by the Seller under this Agreement, including all services listed in Appendix B, which is attached to and made part of this Agreement (each such service described thereon is referred to individually as a “Buyer Transition Service”, and collectively as the “Buyer Transition Services”), during the time period for each Buyer Transition Service set forth on Appendix B (hereinafter referred to as the “Buyer Service Time Periods”). (c) Certain Definitions. For the purposes of this Agreement: (i) a Seller Transition Service and/or a Buyer Transition Service may sometimes be referred to herein as a “Transition Service;” (ii) the Seller Service Time Periods and/or the Buyer Service Time Periods may sometimes be referred to herein as the “Time Periods,” (iii) the Party that provides a Transition Services to the other Party is referred to herein as a “Service Provider;” (iv) the Party that receives a Transition Services provided by the other Party is referred to herein as a “Service Recipient”, and (v) “Confidential Information” of a Party, means all information provided and/or disclosed (including in written form, electronic form or otherwise) by, or on behalf of, such Party or its Affiliates, agents or representatives to one or more of the other Parties, their Affiliates, agents or representatives in connection with this Agreement, including, technical, scientific, regulatory and other information, results, knowledge, techniques, data, analyses, inventions, invention disclosures, plans, processes, methods, know-how, ideas, concepts, test data (including pharmacological, toxicological and clinical test data), analytical and quality control data, formulae, specifications, marketing, pricing, distribution, cost, sales, and manufacturing data and descriptions. In addition, the terms and conditions of this Agreement shall be deemed to be Confidential Information of the Parties jointly. Section 1.02 Level of Transition Services. The Service Provider shall perform the Transition Services exercising the same degree of care as the Service Provider exercises or exercised in performing the same or similar services for its own account or for the account of any of its Affiliates, with priority reasonably equivalent to that provided to its own businesses. Furthermore, the Service Provider represents, warrants and agrees that the Transition Services shall be provided in good faith, in accordance with all applicable Laws and in a manner generally consistent with the historical provision of the services and with the same standard of care as historically provided. The Service Provider agrees to make available to the Service Recipient on a timely basis all information and materials reasonably requested by the Service Recipient to the extent necessary or reasonably useful for the purposes of receiving the benefit of the Transition Services, shall ensure that it has all equipment, resources, permits, approvals, licenses and qualified personnel necessary to perform the Transition Services and shall assign sufficient resources and qualified personnel as are reasonably required to perform the Transition Services in accordance with the standards set forth in this Section 1.02. The Service Provider shall not subcontract the performance of any Transition Services to any Person other than the Service Provider’s Affiliates without the prior written consent of the Service Recipient.

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 3 DMS 24579276.16 Section 1.03 No Obligation to Continue to Use Transition Services. The Service Recipient shall have no obligation to continue to use any of the Transition Services and the Service Recipient may terminate any Transition Service by giving the Service Provider written notice of its desire to terminate any or all such Transition Services or any portion thereof pursuant to Section 6.02 below. Section 1.04 Omitted Services. If, at any time during the term of this Agreement, the Buyer becomes aware of any service that is reasonably required to ensure a smooth transition of the Business to the Buyer but which is not then a Seller Transition Service (each, an “Omitted Service”), the Buyer shall promptly request such Omitted Service from the Sellers, and the Sellers shall consider such request in good faith and shall not unreasonably refuse to provide such Omitted Service. Upon the mutual written agreement of the Parties, acting reasonably, regarding such Omitted Services, including the description, scope, and duration of such services, and the terms and conditions of providing those services (including the fees therefore), the Sellers shall thereafter provide or cause to be provided to the Buyer such Omitted Service and such Omitted Service shall be deemed part of the Seller Transition Services. Section 1.05 Project Managers. Each Party will appoint a project manager, who shall be responsible for all day-to-day matters arising hereunder, and who shall be the primary contact for the other Party for any issues arising hereunder (each, a “Project Manager”). The Project Managers shall meet, electronically or by telephone, at the request of either Project Manager, in order to ensure the provision of the Transition Services in accordance with the terms hereof, as well as the orderly transition of those Transition Services at the end of the applicable Time Periods. Buyer’s initial Project Manager shall be [ • ]1 and Sellers’ initial Project Manager shall be [ • ].2 Each Party may change its designated Project Manager upon [***] prior written notice to the other Party. The Project Managers’ shall seek to mutually resolve operational issues with respect to the provision the Transition Services under this Agreement in good faith, provided such good faith efforts shall not prevent a Party hereto from exercising its enforcement rights. If any dispute or difference is not resolved within [***] of the Project Managers first meeting to discuss such issue, such dispute shall be referred to and discussed by the CEO, a senior vice president with decision-making authority, or other designee, of each Party (the “Senior Officers”). If the Senior Officers are unable to resolve the matter within [***], either Party seeking final resolution of such dispute shall refer the dispute for resolution in accordance with Section 9.05. Section 1.06 Independent Contractors. The Service Providers are and will remain independent contractors of the Service Recipients with respect to the performance of the Transition Services under this Agreement. Neither the Service Provider nor any employee or agent of the Service Provider will be considered an employee or agent of the Service Recipient for any purpose. Neither Party, nor its employees, will have any authority to bind or make commitments on behalf of the other Party, nor will it or they hold themselves out as having such authority. 1 Note to Draft: To be determined. 2 Note to Draft: To be determined.

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 4 DMS 24579276.16 Article 2 Consideration Section 2.01 Responsibility for Wages and Fees. For such time as any employees of a Service Provider or any third party professional employer organization with whom such Service Provider is contracted (“Employees”) are providing the Transition Services to a Service Recipient under this Agreement, (a) such Employees will remain employees of the applicable Service Provider and shall not be deemed to be employees of the Service Recipient for any purpose, and (b) the Service Provider shall be solely responsible for the payment and provision of all wages, bonuses and commissions, employee benefits, including severance and worker’s compensation, and the withholding and payment of applicable Taxes relating to such Employees. Section 2.02 Transition Services Fees. As consideration for providing the Transition Services hereunder, (a) Buyer will pay to Sellers the applicable charges indicated in Appendix A in respect of each Seller Transition Service category or subcategory as listed therein (the “Buyer Service Fees”), and (b) Sellers will pay to Buyer the applicable charges indicated in Appendix B in respect of each Buyer Transition Service category or subcategory as listed therein (the “Seller Service Fees”). (The Buyer Service Fees and/or the Seller Service Fees may sometimes be referred to herein as the “Service Fees.”) In addition to the Service Fees, the applicable Service Recipient shall reimburse the applicable Service Provider for all reasonable and documented out- of-pocket costs and expenses which have been agreed by the Parties in writing and which have been incurred to a third party by the Service Provider or its Affiliates in connection with providing the Transition Services (including necessary travel-related expenses) (the “Service- Related Expenses”). Notwithstanding the foregoing, in the event that the aggregate cost of all Buyer Service Fees and all Service-Related Expenses incurred by Seller, but excluding any costs payable to [***] in respect of distribution services, reaches [***] , the Parties shall promptly discuss in good faith what services are still required to be performed, how long such services are required for, what the estimated cost of such outstanding services is, and whether there are any steps that can be taken to minimize or otherwise limit such outstanding costs; provided, however, for purposes of clarity, under no circumstance shall Sellers be obligated to provide any Seller Transition Services to Buyer without Buyer’s agreement to pay Sellers mutually agreed-upon Services Fees in respect thereof. Section 2.03 Invoices and Payment. (a) The Service Provider shall provide the Service Recipient with monthly invoices (the “Invoices”) with respect to the Service Fees and Service-Related Expenses for the Transition Services performed or incurred during the immediately preceding month, which Invoices shall set forth in reasonable detail, with such supporting documentation as the Service Recipient may reasonably request, including documentary evidence of all Service-Related Expenses, the category into which each such individual providing the applicable service falls based on the categories set out in Appendix C, and the number of hours each such individual dedicated to the services during the applicable period. The Service Recipient shall pay to the Service Provider all Service Fees and Service-Related Expenses detailed on each Invoice within [***] following the Service Recipient’s receipt of such Invoice. (b) In the event of an Invoice dispute, the Service Recipient shall deliver a written statement to the Service Provider no later than fifteen (15) days prior to the date

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 5 DMS 24579276.16 payment is due on the disputed Invoice listing all disputed items and providing a reasonably detailed description of each disputed item. Amounts not so disputed shall be deemed accepted and shall be paid, notwithstanding disputes on other items, within the period set forth in Section 2.03(a). The Parties shall seek to resolve all such disputes expeditiously and in good faith. The Service Provider shall continue performing the Services in accordance with this Agreement pending resolution of any dispute. Section 2.04 Taxes. The Service Recipient will be responsible for all sales or use Taxes imposed or assessed as a result of the provision of Transition Services, if any. If the Service Provider pays any such Taxes on behalf of the Service Recipient, the Service Provider shall deliver an Invoice to the Service Recipient for the amount of such Taxes, and the Service Recipient shall pay such Invoice in accordance with Section 2.03(a). Section 2.05 Records. The Service Provider shall retain all paper and electronic records pertaining to the performance of the Transition Services performed by or on behalf of such Service Provider (the “Records”) for [***] from the earlier of completion of the relevant Transition Service or obligation, or early termination of this Agreement, unless the Parties agree to a longer period of time (the “Retention Period”). The Service Provider will make available the Records to the Service Recipient after the expiry of the Retention Period, provided that the Service Provider shall be entitled to keep a copy of all Records for its own compliance and record keeping purposes. Section 2.06 Audit Rights. The Service Recipient and its accountants and other Representatives shall have the right to inspect, at reasonable times and upon prior notice, at the Service Recipient’s cost, the Service Provider’s Records pertaining to and containing information concerning the Invoices, Service Fees, Service-Related Expenses in order to verify the amounts thereof. Article 3 Transfer of Product Registrations and Regulatory Documentation Section 3.01 Transfer Plan. The Parties, shall, acting reasonably and using all reasonable efforts, agree a written plan (“Transfer Plan”) as soon as possible, and in any event within ten (10) Business Days of Closing. The Transfer Plan shall include: (a) details of which markets and for which Products Sellers and Buyer will distribute the Products in during the Distribution Period; (b) the steps to be taken by the relevant Registration Holder and Registration Transferee to effect the Registration Transfer and a timetable setting out the timelines for the steps to complete the Registration Transfer shall occur by. Section 3.02 Product Registration Transfer. Sellers and Buyer hereby agree that following Closing, they will each use, and shall procure that their Affiliates use, commercially reasonable efforts to ensure that, as soon as reasonably practicable, or if later on the date requested by Buyer: (a) Subject to Section 3.02(b), each Product Registration shall be transferred in accordance with applicable Laws by Sellers or the relevant Affiliate holding such Product Registration (the “Registration Holder”) to Buyer or its nominated Affiliate, or where neither Buyer nor its Affiliates satisfies the requirements under applicable Laws to

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 6 DMS 24579276.16 be transferred the relevant Product Registration, such third party as is nominated by Buyer, in either case to whom the relevant Product Registration is to be transferred (as designated by Buyer) (the “Registration Transferee”) (and such transfer, the “Registration Transfer”), unless Buyer has expressly requested in writing that one or more Product Registrations be cancelled, in which case such requested Product Registrations shall not be transferred pursuant to this Article 3 and instead such Product Registrations shall be cancelled by Sellers, at Buyer’s cost provided that all such costs are pre-approved by Buyer in writing, as soon as possible after receipt of Buyer’s notice informing Sellers of such request. (b) Where applicable Laws do not permit Registration Transfer, a new Product Registration for the applicable Transferred Product shall be registered in the applicable country or jurisdiction in the name of the Registration Transferee to replace the existing Product Registration (a “Re-registration”) and Sellers shall procure that the relevant Registration Holder takes all necessary steps to withdraw, abandon, cancel or allow to lapse the superseded Product Registration as soon as practicable after the Re- registration has been completed; (c) On a Product Registration-by-Product Registration basis, from Closing until the date on which the applicable Registration Transfer or Re-registration is approved, or deemed approved, by the applicable Governmental Body (the “Transfer Date” and the period from Closing to the Transfer Date the “Interim Period”), Sellers shall hold the benefit of each Product Registration on behalf of Buyer. Sellers shall maintain in force, and comply with the terms of, each Product Registration until the Transfer Date, including paying all maintenance fees and renewal costs, and Buyer shall promptly reimburse Sellers for all such reasonably incurred fees and costs. During the Interim Period, Sellers shall not voluntarily amend, cancel or surrender the Product Registrations or take any step in relation thereto unless requested to do so in writing by Buyer or required to do so by applicable Law. Buyer will be responsible for preparing and submitting, all notices, applications, submissions, reports and any other instruments, documents, correspondence or filings relating to the Product Registrations (“Registration Documentation”). Sellers shall cooperate with and provide reasonable assistance to Buyer to enable it to prepare such Registration Documentation, including by providing all information reasonably required by Buyer and in the possession of Sellers or their Affiliates. Where any Registration Documentation is required to be submitted by Sellers or any of their Affiliates, or to be signed or executed by Sellers or any of their Affiliates, Buyer shall provide such Registration Documentation to Sellers as soon as reasonably practicable and Seller shall submit, or cause the submission, of such Registration Documentation to the relevant Governmental Body as soon as possible, or promptly execute, or cause the execution of, such Registration Documentation. Sellers shall comply with all applicable Law applicable to the holder of the Product Registration. Buyer shall, in connection with its marketing, sale, promotion and distribution of the Products during the Interim Period and otherwise to the extent that any activity applicable to the holder of the Product Registration is expressly delegated in writing to it hereunder, comply with all applicable Law applicable to that activity. (d) Promptly after Closing, and in any event within five (5) Business Days, Sellers shall deliver to the Buyer a letter (the “Confirmation Letter”), from each

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 7 DMS 24579276.16 Registration Holder, providing complete details of the Registration Holder, confirming the completion of the sale and purchase of the Business and setting out the Product Registrations in the name of such Registration Holder to be transferred to Buyer, which Buyer may submit to the relevant Governmental Body where required in order to effect any Registration Transfer or Re-registration. Each Confirmation Letter shall be duly executed by the applicable Registration Holder. In the event that any legalization formalities, for example notarization, or wording changes to the Confirmation Letter are required in any or all jurisdictions in order for the Confirmation Letter to be accepted by the applicable Governmental Body, Sellers shall procure that the applicable Registration Holder(s) promptly comply with all such formalities or wording changes and issue an updated compliant Confirmation Letter to Buyer. (e) Sellers shall, and shall procure that their Affiliates shall, transfer to Buyer each Global Safety Database for the Products promptly following Closing. The “Global Safety Database” means each of the Sellers’ safety database used as the reference for regulatory safety and pharmacovigilance purposes, to the extent it relates to the Products, and which includes, for clarity, all safety reports in respect of Products generated prior to the date of transfer of such database, whether generated by or on behalf of Sellers or any Affiliate or any third party. With effect from the date of the transfer of the Global Safety Database: (i) Sellers shall be entitled to retain a copy of each Global Safety Database that exists as at the date on which it is transferred to Buyer provided always that Sellers and their Affiliates shall have access to data which is necessary to enable Sellers and their Affiliates to comply with applicable Laws or a requirement of a Governmental Body as the foregoing relate to Products but for no other purpose; and (ii) Sellers shall not have direct access to the Global Safety Database held by Buyer but Buyer shall provide, on request from Sellers, data which is necessary to enable Sellers to comply with applicable Laws, provided such data is in Buyer’s possession and control. (f) If requested by Buyer, the Parties shall, acting reasonably and in good faith, promptly seek to agree and execute a Safety Data Exchange Agreement and/or Quality Agreement. (g) For the duration of the Interim Period, Sellers hereby appoint Buyer as the exclusive distributor of the Products in all territories worldwide. Article 4 Confidentiality Section 4.01 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party (each, a “Receiving Party”) agrees that during the term of this Agreement and for the seven (7) year period thereafter, it will keep confidential and will not publish or otherwise disclose and will not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder or thereunder) any Confidential Information furnished to it by or on behalf of any other Party (each, a “Disclosing Party”) or its Affiliates in

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 8 DMS 24579276.16 connection with this Agreement. The foregoing obligations will not apply to any portion of such information or materials that the Receiving Party can demonstrate: (a) was publicly disclosed by the Disclosing Party before or after such Confidential Information becomes known to the Receiving Party; (b) was already known to the Receiving Party or any of its Affiliates, other than under an obligation of confidentiality or non-use, prior to when it was received from the Disclosing Party; (c) is subsequently disclosed to the Receiving Party or any of its Affiliates by a third party lawfully in possession thereof without obligation to keep such Confidential Information confidential; (d) has been published by a third party or otherwise enters the public domain through no fault of the Receiving Party or any of its Affiliates in breach of this Agreement; or (e) has been independently developed by the Receiving Party or any of its Affiliates, without the aid, application or use of any Confidential Information of any other Party. Section 4.02 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent such disclosure is reasonably necessary for complying with applicable Laws, including regulations promulgated by securities exchanges and any court orders, provided that such Receiving Party promptly notifies the Disclosing Party in writing prior to making any such disclosure and cooperates with the Disclosing Party’s efforts to seek confidential treatment or to otherwise limit disclosure. Each Receiving Party may disclose the Disclosing Party’s Confidential Information to its Affiliates, employees, agents, advisors, and independent contractors engaged by such Receiving Party, in each case (a) only to the extent such Persons need to know the Confidential Information solely in connection with the performance of this Agreement, and (b) provided that each Person receiving Confidential Information must be bound by obligations of confidentiality and non-use at least as stringent, and equivalent in scope, to those set forth in this Article 4 prior to any such disclosure and such Receiving Party shall be liable to the Disclosing Party for any breach of such obligations by the Person to whom the Confidential Information was disclosed. Each Receiving Party may also disclose Confidential Information of the Disclosing Party, including the material terms of this Agreement, or provide a copy of any such agreement or a summary of such Party’s findings during any due diligence investigation, in connection with any actual or potential collaboration, investment, acquisition or licensing transaction to any bona fide potential or actual collaborator, investor, investment banker, acquirer, provider of debt or royalty financing, licensee or any potential or actual financial partner without consent of the other Party, and provided that in connection with such disclosure, each Person to whom such Confidential Information is disclosed must be bound by obligations of confidentiality and non-use at least as stringent, and equivalent in scope, to those set forth in this Article 4 prior to any such disclosure and the Receiving Party making such disclosure to such recipient shall be liable to the Disclosing Party for any breach of such obligations by such recipient. In any event, each Party agrees to take all reasonable action to avoid unauthorized use or disclosure of Confidential Information of another Party hereunder. In the event of any conflict between the terms of this Article 4, and the Confidentiality Agreement, the terms of Confidentiality Agreement shall prevail.

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 9 DMS 24579276.16 Article 5 Intellectual Property Rights Section 5.01 Background IP. Each Party shall retain all right, title and interest in and to any Intellectual Property Rights owned or controlled by such Party as of the date of this Agreement, or developed by or on behalf of such Party during the term of this Agreement independently of this Agreement (“Background IP”). For the avoidance of doubt, the Intellectual Property Rights in the Purchased Assets are the Background IP of Buyer. Section 5.02 Arising IP. Buyer shall own all right, title and interest in and to all Intellectual Property Rights, deliverables, records, documents and work product arising from the performance of the Seller Transition Services (“Buyer Arising IP”), and the Buyer Arising IP shall be the Confidential Information of Buyer. Sellers shall own all right, title and interest in and to all Intellectual Property Rights, deliverables, records, documents and work product arising directly from the performance of the Buyer Transition Services (“Seller Arising IP” and, together with the Buyer Arising IP, the “Arising IP”), and the Seller Arising IP shall be the Confidential Information of Sellers. Buyer hereby assigns its rights, title and interest in and to the Seller Arising IP to Sellers and Sellers hereby assigns its rights, title and interest in and to the Buyer Arising IP to Buyer. Section 5.03 License to Perform the Transition Services. The Service Recipient hereby grants the Service Provider a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense solely to those of Service Provider’s, Affiliates, agents or subcontractors appointed to conduct the applicable Transition Services in accordance with this Agreement, under the Service Recipient’s Background IP and the Arising IP solely for the purposes of conducting the applicable Transition Services. Section 5.04 License to use the Acquired Company Names. Sellers hereby grant, on behalf of Sellers and their Affiliates, a non-exclusive, fully paid-up, license to use the company names Emergent BioSolutions Berna GmbH, Emergent Italy S.r.l., Emergent BioSolutions Spain S.L., and Emergent BioSolutions Portugal, Lda. including any stylization or logos used with such company names (the “Company Names”) solely for the limited purpose of allowing the Acquired Companies, the Buyer, its Affiliates and their respective service providers to use the Company Names on a transitional basis, in order that the Acquired Companies can continue to operate and trade in the Ordinary Course of Business, provided that the Buyer shall use its commercially reasonable efforts to end all use of the name “Emergent”, and to change the name of any Acquired Company that on Closing, uses the name “Emergent”, as soon as reasonably practicable after Closing. Nothing herein shall provide any right to use Emergent as a trademark to designate Buyer or Buyer’s products and materials, except as already approved by Sellers as expressly permitted in Section 5.05. Section 5.05 License to Exploit the Inventory. Sellers hereby grant, on behalf of Sellers and their Affiliates, a non-exclusive, fully paid-up, license to use certain trademarks, trade names, trade dress and copyrighted material displayed on the Transferring Inventory, including the right to use any advertising, promotional and training materials comprised in the Transferring Inventory, owned or controlled by Sellers and their Affiliates only in the existing manner that those certain trademarks, trade dress, trade names, and copyrighted material are displayed on the Transferring Inventory as of the Closing Date, (1) for the purpose of selling off the Transferring Inventory, without any changes to the Transferring Inventory (“Transferring

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 10 DMS 24579276.16 Inventory License”), and (2) for the purpose of reproducing existing packaging, labeling, advertising, promotional and training materials comprised in the Transferring Inventory, without any changes to such materials (“Reprint License”). In either case (1) or (2), such license shall include the right to include the entity name of any Acquired Company, as may change from time to time, on such Transferring Inventory or in such packaging, labeling, advertising, promotional and/or training materials, and (ii) such licenses shall be sublicensable to service providers acting on behalf of any of the Acquired Companies, the Buyer of its Affiliates. The Transferring Inventory License shall terminate once the stock of Transferring Inventory has been exhausted. The Reprint License shall terminate on January 31, 2024. Article 6 Term and Termination Section 6.01 Term. Except as otherwise provided in this Article 6 or as otherwise agreed in writing by the Parties, this Agreement shall become effective as of the date hereof and the Transition Services hereunder shall continue to be performed until the first to occur of (a) the applicable termination date, or expiration of the applicable Time Period, for any particular Transition Service as set forth in Appendix A or Appendix B hereto, unless extended pursuant to Appendix A, or (b) the date of effective termination of any particular Transition Service upon delivery of notice of termination by the Service Recipient to the Service Provider pursuant to Section 6.02 hereof. This Agreement shall terminate in its entirety on the date upon which no Party has any continuing obligation under this Agreement to perform any Transition Services. Section 6.02 Termination by the Service Recipient. The Service Recipient may terminate any applicable Transition Service category or subcategory indicted in Appendix A or Appendix B, as applicable, with or without cause upon ten (10) days written notice to the applicable Service Provider; provided, however, to the extent that the applicable Service Providers’ ability to provide (or cause to be provided) a Transition Service category or subcategory is actually and materially dependent on the continuation of another Transition Service category or subcategory, the Service Provider will notify the Service Recipient and the Parties will discuss such dependency. If the Service Recipient determines to move forward with the termination despite the dependency, the Service Providers’ obligation to provide (or to cause to be provided) such dependent Transition Service category or subcategory shall also terminate with the termination of such supporting Transition Service category or subcategory to the extent of such dependency. Section 6.03 Effect of Termination. Upon termination or expiration of any or all Transition Services pursuant to this Agreement, or upon the termination of this Agreement in its entirety pursuant to this Article 6, the applicable Service Provider shall have no further obligation to provide the applicable terminated Transition Services and the applicable Service Recipient will have no obligation to pay any future Service Fees or to reimburse any future Service-Related Expenses relating to such Transition Services (other than for or in respect of (a) Transition Services already provided in accordance with the terms of this Agreement and received by the applicable Service Recipient prior to effective date of such termination, and (b) any reasonable and unavoidable fees or expenses payable to any unaffiliated third party provider as a result of any such termination).

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 11 DMS 24579276.16 Section 6.04 Survival of Certain Obligations. Without prejudice to the survival of the other agreements of the Parties, the following obligations shall survive the termination of this Agreement: Article 2 (to the extent any Service Fees and Service-Related Expenses that have not yet been paid), this Article 6, Section 7.03, Article 8, and Article 9. Article 7 Indemnification Section 7.01 Indemnification. The Service Provider shall indemnify, defend and hold harmless the Service Recipient, its shareholder(s), members, director(s), managers, officers, employees, agents, Affiliates, successors, assigns and Representatives (collectively, the “Service Recipient Indemnified Parties”) from and against any and all Adverse Consequences of the Service Recipient Indemnified Parties relating to, arising out of or resulting from any breach of this Agreement or the gross negligence, reckless or willful misconduct, bad faith or violation of applicable Laws on the part of the Service Provider in connection with the provision of, or failure to provide, any applicable Transition Services to the Service Recipient. Section 7.02 Indemnification Procedures. The procedures set forth in Section 7.4 of the Purchase Agreement shall be deemed incorporated into, and made a part of, this Agreement, mutatis mutandis. Section 7.03 Term of Indemnification. Any indemnification obligation contained in this Article 7 shall survive for a period of [***] after the provision of the applicable Transition Services that gives rise to such indemnification obligation. Article 8 Limitation of Liability NEITHER A SERVICE PROVIDER, ON THE ONE HAND, NOR A SERVICE RECIPIENT, ON THE OTHER HAND, WILL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT OR PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND OR CHARACTER, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOSS OF PROFIT, OR LOSS OF REVENUE, AND NO CLAIM WILL BE MADE BY EITHER A SERVICE PROVIDER OR A SERVICE RECIPIENT AGAINST THE OTHER FOR SUCH DAMAGES WHETHER SUCH CLAIM IS BASED OR CLAIMED TO BE BASED ON SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE, NEGLIGENCE, FAULT, BREACH OF WARRANTY, BREACH OF AGREEMENT, STATUTE, STRICT LIABILITY OR OTHERWISE. MOREOVER, (I) BUYER’S CUMULATIVE AGGREGATE LIABILITY FOR: (A) ALL CLAIMS ARISING FROM, RELATING TO, OR WHICH ARISE IN CONNECTION WITH A BUYER BREACH OF ITS OBLIGATIONS UNDER, ARTICLE 3 OR A CLAIM BY A THIRD PARTY WHICH IS SUBJECT TO INDEMNIFICATION BY BUYER PURSUANT TO ARTICLE 7 (EACH A “BUYER FUNDAMENTAL BREACH”) WILL NOT EXCEED IN AGGREGATE [***] , AND (B) ALL OTHER CLAIMS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OTHER THAN A BUYER FUNDAMENTAL BREACH WILL NOT EXCEED THE GREATER OF [***] OR [***] , AND (II) SELLERS’ COLLECTIVE CUMULATIVE AGGREGATE LIABILITY FOR: (X) ALL CLAIMS ARISING FROM, RELATING TO, OR WHICH ARISE IN CONNECTION WITH A BREACH BY ANY OF THE SELLERS OF, ANY OF THEIR FUNDAMENTAL

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 12 DMS 24579276.16 OBLIGATIONS (EACH A “SELLER FUNDAMENTAL BREACH”) WILL NOT EXCEED IN AGGREGATE [***] , AND (Y) ALL OTHER CLAIMS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OTHER THAN A SELLER FUNDAMENTAL BREACH WILL NOT EXCEED THE GREATER OF [***] OR [***] ; PROVIDED, THAT IN EITHER CASE (I) OR (II), SUCH LIMITATION SHALL NOT APPLY TO ANY BREACH OF ARTICLE 4 (CONFIDENTIALITY) OR ARTICLE 5 (INTELLECTUAL PROPERTY RIGHTS) AND SHALL NOT (AA) LIMIT A PARTY’S ABILITY TO SEEK SPECIFIC PERFORMANCE RIGHTS PURSUANT TO THE TERMS HEREOF, OR (BB) LIMIT A PARTY’S LIABILITY IN THE EVENT OF SUCH PARTY’S FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. For the purposes of this Article 8, a “Fundamental Obligation” is any obligation to perform, or which otherwise relates to, the Sellers’ obligations under Article 3, any claim by a third party which is subject to indemnification by the Sellers pursuant to Article 7 and all Seller Transition Services that are directly related to [***]. Each of the Sellers agree that they are jointly and severally liable for the performance of all of the Sellers’ obligations under this Agreement. Article 9 Miscellaneous Section 9.01 Binding Effect; Benefits; Assignment. The terms of this Agreement and will be binding upon, inure to the benefit of and be enforceable by and against such Party and its legal representatives, successors and authorized assigns. Except (a) as otherwise expressly provided in this Agreement or another Transaction Document, or (b) for the provisions of Section 7.01 above, which are intended for the benefit of, and will be enforceable by, Service Recipient Indemnified Parties, nothing in this Agreement or such other Transaction Document, express or implied, is intended to confer upon any other Person any rights or remedies under or by reason of this Agreement or such other Transaction Document, this Agreement and the other Transaction Documents being for the exclusive benefit of the Parties and their respective legal representatives, successors and authorized assigns. No Party may assign any of its rights or obligations under this Agreement to any other Person without the prior written consent of the other Parties to this Agreement, and any such attempted or purported assignment will be null and void; provided, however, that without obtaining such consent, Buyer may assign any of its rights or delegate any of its obligations, in its sole discretion, under this Agreement (x) to any of its respective controlled Affiliates and (y) in connection with the acquisition (whether by merger, consolidation, sale or otherwise) of Buyer or the Business, as long as, in each case (1) Buyer provides written notice to Sellers of such assignment and (2) such assignee agrees to be or is, by operation of law or otherwise, bound by the terms and conditions of this Agreement. Section 9.02 Entire Agreement. This Agreement and the appendices attached hereto, the Purchase Agreement (including the Disclosure Schedule), the Confidentiality Agreement and the other Transaction Documents set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement or other Transaction Documents, as applicable, and supersede all prior Contracts, letters of intent, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any Party in connection with the transactions

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 13 DMS 24579276.16 contemplated by this Agreement or other Transaction Document that is not embodied in this Agreement or such other Transaction Document, as applicable, and no Party will be bound by or liable for any alleged representation, promise, inducement or statement of intention not so embodied. Section 9.03 Amendment and Waiver. This Agreement may be amended, modified, superseded or canceled, and any of its provisions may be waived, only by a written instrument executed by the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of a Party at any time to require performance of any provision of this Agreement will in no manner affect the right of that Party at a later time to enforce such provision. No waiver by a Party of any provision of this Agreement or the breach of any provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of such provision or breach, or any other provision of this Agreement. Section 9.04 Notices. All notices, demands and other communications given or delivered under this Agreement shall be in writing and shall be delivered pursuant to the terms of Section 9.6 (Notices) of the Purchase Agreement. Section 9.05 Governing Law; Exclusive Jurisdiction. This Agreement and any dispute about which this Agreement is a subject will be governed by and construed in accordance with the applicable Laws of the State of Delaware, without regard to choice of law principles of any jurisdiction. Each of the Parties irrevocably (i) submits itself to the exclusive jurisdiction of the state or federal courts located in Delaware for the purpose of any Proceeding directly or indirectly based upon, relating to or arising out of this Agreement or any of the transactions contemplated hereby or the negotiation, execution or performance hereof or thereof, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the above-named courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any litigation with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 9.05, any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and, to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts. Each of the Parties hereby irrevocably consents to service being made through the notice procedures set forth in Section 9.6 (Notices) of the Purchase Agreement and agrees that service of any process, summons, notice or document by personal delivery to the respective addresses set forth in Section 9.6 (Notices) of the Purchase Agreement shall be effective service of process for any litigation in connection with this Agreement or the transactions contemplated hereby. Nothing in this Section 9.05 shall affect the right of any Party to serve legal process in any other manner permitted by Law. Section 9.06 WAIVER OF TRIAL BY JURY. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 14 DMS 24579276.16 THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.07 Headings; Construction. The headings of the articles, sections and paragraphs in this Agreement have been inserted for convenience of reference only and will not restrict or otherwise modify any of the provisions of this Agreement. Unless otherwise expressly provided, the words “including,” “include” or “includes,” or other similar words, whenever used in this Agreement will be deemed to be immediately followed by the words “without limitation.” The words “herein,” “hereby,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole (including any appendices, exhibits and schedules hereto) and not merely to any particular section, subsection or paragraph contained in this Agreement. All references in this agreement to Sections, Schedules, Appendices or Exhibits are references to Sections of, and Schedules, Appendices and Exhibits to, this Agreement, unless the context otherwise requires. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. Neither this Agreement nor any uncertainty or ambiguity herein will be construed against a Party under any rule of construction or otherwise. No Party will be considered the draftsman of this Agreement. The provisions of this Agreement have been negotiated by and chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against a Party. All references to dollars or “$” in this Agreement are to U.S. Dollars. Section 9.08 Partial Invalidity. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained in this Agreement is, for any reason, held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, which will otherwise remain in full force and effect. Upon any such determination that any provision of this Agreement is invalid, illegal or unenforceable, the Parties will negotiate in good faith to modify this Agreement by replacing the invalid, illegal or unenforceable provisions with legal, valid and enforceable provisions the effect of which comes as close as practicable to the original intent of the Parties in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible. Section 9.09 Force Majeure. Any failure or omission by a Party in the performance of any obligation under this Agreement shall not be deemed a breach of this Agreement or create any liability, to the extent the same arises from any cause or causes beyond the reasonable control of such Party, including, but not limited to, the following, which, for purposes of this Agreement shall be regarded as beyond the reasonable control of the Parties hereto: acts of God, fire, storm, flood, earthquake, acts of the public enemy, war, rebellion, insurrection, riot, invasion, epidemic or pandemic (collectively, “Force Majeure”); provided that the Service Provider shall (i) as soon as reasonably possible after the Force Majeure event first occurs notify the Service Recipient in writing of the Force Majeure, the date on which it started, its likely or potential duration, and the effect of the Force Majeure on its ability to perform any of its obligations under this Agreement, (ii) use commercially reasonable efforts to mitigate the effect

PROJECT EMERALD – TRANSITION SERVICES AGREEMENT PAGE 15 DMS 24579276.16 of the Force Majeure on the performance of its obligations under this Agreement, and (iii) resume the performance of the affected obligations whenever such causes are removed. Section 9.10 Conflict. In case of conflict between the terms and conditions of this Agreement and any Appendix, the terms and conditions of such Appendix shall control and govern as it relates to the Transition Service to which those terms and conditions apply. Section 9.11 Counterparts. This Agreement may be executed by original signature or by facsimile, digital or other electronic signature and in one or more counterparts, each of which will be deemed an original and together will constitute one and the same instrument. [counterpart signature pages follow] * * * * *

9694679 v11 SIGNATURE PAGE TO TRANSITION SERVICES AGREEMENT IN WITNESS WHEREOF, each of the undersigned Parties have executed this Agreement as of the date first written above. Buyer: BAVARIAN NORDIC A/S By: Name: Title:

9694679 v11 SIGNATURE PAGE TO TRANSITION SERVICES AGREEMENT EII: EMERGENT INTERNATIONAL, INC. By: Name: Title: ETHI: EMERGENT TRAVEL HEALTH, INC. By: Name: Title:

9694679 v11 TRANSITION SERVICES AGREEMENT APPENDIX A-1 Appendix A Seller Transition Services • [***]Service Schedule are monthly hours rather than total hours, unless otherwise stated. Seller Transition Service Schedule

9694679 v11 TRANSITION SERVICES AGREEMENT APPENDIX B-1 Appendix B Buyer Transition Services [***] Buyer Transition Service Schedule

9694679 v11 TRANSITION SERVICES AGREEMENT APPENDIX B-2 Appendix C Transition Service Fee Hourly Rates [***]